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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 3)

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☒	Preliminary Consent Revocation Statement
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☐	Definitive Consent Revocation Statement
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☐	Soliciting Material under Rule 14a-12

AMAG PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
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PRELIMINARY CONSENT REVOCATION STATEMENT
SUBJECT TO COMPLETION, DATED NOVEMBER 17, 2011

CONSENT REVOCATION STATEMENT

AMAG PHARMACEUTICALS, INC.

November             , 2011

BY THE BOARD OF DIRECTORS OF AMAG PHARMACEUTICALS, INC.
IN OPPOSITION TO
A CONSENT SOLICITATION BY MSMB CAPITAL MANAGEMENT LLC, IRONMAN
ACQUISITION, LP, IRONMAN ACQUISITION GP, LLC, MARTIN SHKRELI, WILLIAM ASHTON,
RICHARD BREWER, CORNELIUS GOLDING, DAVID GRYSKA, PETER RHEINSTEIN,
STEVEN RICHARDSON AND ANDREW VAINO

        This Consent Revocation Statement and the enclosed GREEN Consent Revocation Card are furnished by the Board of Directors, or the Board, of AMAG Pharmaceuticals, Inc., a Delaware corporation, or the Company or AMAG, to the holders of outstanding shares of the Company's common stock, par value $0.01 per share, or AMAG Common Stock, in connection with your Board's opposition to the solicitation of written stockholder consents, or the MSMB Consent Solicitation, by MSMB Capital Management, LLC, a Delaware limited liability company, Ironman Acquisition, LP, Ironman Acquisition GP, LLC, Martin Shkreli, William Ashton, Richard Brewer, Cornelius Golding, David Gryska, Peter Rheinstein, Steven Richardson and Andrew Vaino, which we collectively refer to as MSMB Capital. This Consent Revocation Statement and the enclosed GREEN Consent Revocation Card are first being mailed to stockholders on or about                         , 2011.

        MSMB Capital is soliciting your written consents to replace the entire board of directors that you duly elected in May 2011 with a slate of seven nominees chosen by MSMB Capital, or the MSMB Nominees, in order to further MSMB Capital's proposed acquisition of the Company at a price for the benefit of MSMB Capital and to the potential detriment of the other AMAG stockholders and otherwise promote MSMB Capital's agenda. The Company believes that MSMB Capital's interests are not aligned with the interests of the other stockholders of AMAG, and that MSMB Capital does not want an independent board. The Company believes that MSMB Capital wants a hand picked board. MSMB Capital proposes to do this by soliciting your consent to four proposals, or the MSMB Proposals, each of which is described in this Consent Revocation Statement. The Board believes that the MSMB Proposals are intended to circumvent the Board's business judgment and to divert the Company from the execution of its business strategy.

        On August 2, 2011, the Board received an unsolicited, non-binding proposal from MSMB Capital, or the MSMB Non-Binding Acquisition Offer, to acquire all of the outstanding shares of AMAG Common Stock at a price of $18 per share in cash. On August 3, 2011, MSMB Capital publicly announced that it had delivered the MSMB Non-Binding Acquisition Offer to the Board.

        The Board, after consultation with its financial and legal advisors, unanimously opposed the MSMB Non-Binding Acquisition Offer for the reasons discussed in this consent revocation statement under the heading "Reasons to Reject the MSMB Proposals." The Board believes that a credible proposal must deliver compelling value and include, among other things, a financing commitment that would be sufficient to complete a transaction. In addition, a credible proposal should contain sufficient detail to demonstrate that it provides market-standard provisions that assure certainty of completion. The Board will consider any credible proposal provided by MSMB Capital or others, but to date, the MSMB Non-Binding Acquisition Offer does not meet these requirements.

        After the termination of the Allos merger agreement on October 21, 2011, the Company offered to meet with MSMB Capital to discuss the MSMB Non-Binding Acquisition Offer, its views on potential candidates for leadership positions with the Company and its views on the Company's direction, provided that MSMB Capital agree to enter into a customary confidentiality agreement for acquisition transactions that would enable a discussion of non-public information. MSMB Capital was unwilling to sign such form of confidentiality agreement. Through its representatives, the Company then suggested that MSMB Capital submit a revised bona fide offer containing reliable evidence that MSMB Capital had obtained the required financing and any material conditions to its offer. No such revised offer from MSMB Capital has been received by the Company. Company representatives also suggested that MSMB Capital submit the names of any candidates for leadership positions with the Company so that they could be considered and vetted by the Board. MSMB Capital was unwilling to provide the names of any potential candidates without a different form of confidentiality agreement in place that could have imposed some limitations on the Company from defending itself in any future consent solicitation by MSMB Capital.

        The Company's current Board has already announced the numerous actions it is pursuing to increase stockholder value. These actions include:

  •
  changes to the Company's senior management, including the departure of Brian J.G. Pereira, M.D., as a director, President and Chief Executive Officer of the Company, and Gary J. Zieziula as Executive Vice President and Chief Commercial Officer of the Company, and the concurrent announcement of a search for a permanent replacement for Dr. Pereira;

  •
  a corporate restructuring, including a 25% workforce reduction plan, in order to reduce the Company's expenses for better alignment with the near-term Feraheme revenue opportunity and to reduce the time period until the Company becomes cash flow neutral; and

  •
  a commitment to evaluate all strategic options to enhance stockholder value, while management focuses on strategies to increase Feraheme revenues.

        As we explain in more detail in this Consent Revocation Statement:

  (1)
  MSMB Capital seeks to remove directors you duly elected in May 2011 who are acting in the best interests of all stockholders and replace them with seven hand-picked nominees, thereby we believe giving control of AMAG to a minority stockholder although the Board acknowledges that the MSMB Nominees, if elected, will have fiduciary duties to all stockholders of the Company and not just MSMB Capital.

  (2)
  MSMB Capital's own statements in filings made with the SEC indicate that MSMB Capital does not understand AMAG's existing business.

  (3)
  MSMB Capital has not given AMAG stockholders a clear and concrete path as to how MSMB Capital intends to improve AMAG's performance or realize value for your investment in AMAG if the MSMB Nominees are elected, particularly if the MSMB Non-Binding Acquisition Offer fails.

  (4)
  Replacing the entire Board with directors who lack knowledge of the Company's history and operations, including material pending clinical trials and regulatory filings, and, in most cases, who lack relevant public board experience, would be disruptive and could severely undermine the Company's execution of its strategy to increase stockholder value.

  (5)
  We believe that the MSMB Nominees are not truly independent from MSMB Capital, as one MSMB Nominee currently serves as a director for a company for which Mr. Shkreli, Chief Investment Officer and a managing member of MSMB Capital, serves as Chairman and Chief Executive Officer, and another MSMB Nominee is currently employed as an analyst with MSMB Capital. Further, MSMB Capital has indicated that certain of the MSMB Nominees may be deemed to be limited partners in funds operated or managed by MSMB Capital.

  (6)
  On October 7, 2011, MSMB Capital announced its intention to commence a tender offer to acquire your stock but, as of the date of this consent revocation statement, it has not done so and furthermore, could fail to make an offer to acquire AMAG at all or could make an offer at less than the proposed $18 per share once the MSMB Nominees control the Company.

  (7)
  MSMB Capital's Non-Binding Acquisition Proposal is not a credible offer and does not represent a strategic alternative for the Company. MSMB Capital has not presented any evidence that it has the ability to fund the purchase of all of the outstanding AMAG Common Stock and we have no reason to believe that it has the required funds.

  (8)
  We believe that MSMB Capital's own disclosures in its Consent Solicitation Statement indicate that MSMB Capital is primarily interested in generating short term gains from trading in AMAG Common Stock.

        YOUR BOARD UNANIMOUSLY OPPOSES THE MSMB CONSENT SOLICITATION. YOUR BOARD, WHICH IS COMPOSED SOLELY OF INDEPENDENT AND DISINTERESTED DIRECTORS, IS COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL OF THE COMPANY'S STOCKHOLDERS.

        YOUR BOARD URGES YOU NOT TO SIGN ANY GOLD CONSENT CARD SENT TO YOU BY MSMB CAPITAL AND TO REVOKE ANY CONSENT YOU MAY HAVE ALREADY SUBMITTED TO MSMB CAPITAL. To revoke and change your consent, simply sign, date and return the enclosed GREEN Consent Revocation Card in the postage-paid envelope provided. Only your latest dated consent card or consent revocation card will be counted for the determination of each of the various MSMB Proposals.

        If you have previously signed and returned MSMB Capital's GOLD consent card, you have every right to change your vote and revoke your consent. Whether or not you have signed the GOLD consent card, we urge you to mark the "YES, REVOKE MY CONSENT" boxes on the enclosed GREEN Consent Revocation Card and sign, date and mail the card in the postage-paid envelope provided. Although submitting a consent revocation card will not have any legal effect if you have not previously submitted a consent card, it will help us keep track of the progress of the consent process. Regardless of the number of shares you own, it is important for you to deliver a GREEN Consent Revocation Card. Please act today.

        If your shares of AMAG Common Stock are held in "street name," only your broker, bank or other nominee can exercise your right to consent with respect to your AMAG Common Stock. If your broker, bank or other nominee has previously signed and returned MSMB Capital's GOLD consent card, please contact your broker, bank or other nominee and instruct it to submit a GREEN Consent Revocation Card on your behalf today.

        In accordance with the Delaware General Corporate Law, or the DGCL, the record date, or the Record Date, for determining stockholders entitled to execute or revoke consents relating to the proposals contained in MSMB Consent Statement will be the first date on which a signed written consent setting forth the action proposed to be taken is delivered to the Company, unless a Record Date has otherwise been duly established by the Company's board of directors prior to such delivery date. As of the date of this consent revocation statement, MSMB Capital has not delivered any signed written consents and the Company's board of directors has not set a specific Record Date. Only holders of record as of the close of business on the Record Date may execute, withhold or revoke consents with respect to the MSMB Consent Solicitation.

        If you have any questions about giving your consent revocation or require assistance, please call:

199 Water Street, 26th Floor
New York, NY 10038-3560
Banks and Brokers Call (212) 440-9800
All Others Call Toll Free (888) 206-0860
Email: amag@georgeson.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
CONSENT REVOCATION MATERIALS.

This Consent Revocation Statement and the Consent Revocation Card are both available free of charge at www.amagpharma.com, under the heading "Investors."

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Consent Revocation Statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. AMAG has tried to identify such forward-looking statements by use of such words as "expects", "intends," "hopes," "anticipates," "believes," "could," "may," "evidences" and "estimates," and other similar expressions, but these words are not the exclusive means of identifying such statements. Such statements include risks detailed from time to time in filings AMAG makes with the SEC, including its annual reports on Form 10-K and quarterly reports on Form 10-Q.

i

QUESTIONS AND ANSWERS ABOUT THIS CONSENT REVOCATION SOLICITATION

Q:    Who is making this consent revocation solicitation?

A:
Your Board of Directors.

Q:    What are we asking you to do?

A:
You are being asked to revoke any consent that you may have delivered in favor of the four MSMB Proposals described in MSMB Capital's Consent Solicitation Statement and, by doing so, preserve your current Board, which we believe will continue to act in your best interests. Even if you have not submitted a consent card, we urge you to submit a consent revocation card today.

Q:    If I have already delivered a consent, is it too late for me to change my mind?

A:
No. Until the requisite number of duly executed, unrevoked consents are delivered to the Company in accordance with Delaware law and AMAG's organizational documents, the consents will not be effective. At any time prior to the consents becoming effective, you have the right to revoke your consent by delivering a GREEN Consent Revocation Card, as discussed in the following question.

Q:    What is the effect of delivering a GREEN consent revocation card?

A:
By marking the "YES, REVOKE MY CONSENT" boxes on the enclosed GREEN Consent Revocation Card and signing, dating and mailing the card in the postage-paid envelope provided, you will revoke any earlier dated consent that you may have delivered to MSMB Capital. Even if you have not submitted a consent card, we urge you to submit a consent revocation card as described above. Although submitting a consent revocation card will not have any legal effect if you have not previously submitted a consent card, we urge to you submit a consent revocation card because it will help us keep track of the progress of the consent process.

Q:    What should I do to revoke my consent?

A:
If your shares of AMAG Common Stock are registered in your own name, please mark the "YES, REVOKE MY CONSENT" boxes next to each proposal listed on the GREEN Consent Revocation Card, and sign, date and return the card today in the postage-paid envelope provided whether or not you signed the GOLD consent card from MSMB Capital.

  Only stockholders of record as of the Record Date are eligible to execute, withhold and revoke consents in connection with the MSMB Proposals. Persons beneficially owning shares of AMAG Common Stock (but not holders of record), such as persons whose ownership of AMAG Common Stock is through a broker, bank, financial institution or other nominee holder, may wish to contact such broker, bank, financial institution or other nominee holder and instruct such person to execute the GREEN Consent Revocation Card on their behalf.

Q:    Who is entitled to revoke a previously given consent with respect to the MSMB Proposals contained in MSMB Capital's Consent Solicitation Statement?

A:
Only the holders of record of AMAG Common Stock on the Record Date are entitled to revoke a previously given consent with respect to the MSMB Proposals contained in MSMB Capital's Consent Solicitation Statement. In accordance with the DGCL, the Record Date for determining stockholders entitled to execute or revoke consents relating to the proposals contained in MSMB Consent Statement will be the first date on which a signed written consent setting forth the action proposed to be taken is delivered to the Company, unless a Record Date has otherwise been duly established by the Company's board of directors prior to such delivery date. As of the date of this consent revocation statement, MSMB Capital has not delivered any signed written consents and the Company's board of directors has not set a specific Record Date. The Company will be soliciting consent revocations from stockholders of record as of the Record Date and only holders of record of AMAG Common Stock as of the close of business on the Record Date may execute or revoke consents with respect to the MSMB Proposals. You may execute or revoke consents at any time before or after the Record Date, provided that any such consent or revocation will be valid only if you were a holder of record of AMAG Common Stock on the Record Date and the consent or revocation was otherwise valid.

Q:    What happens if I do nothing?

A:
If you do not execute and send in any consent that MSMB Capital sends you, you will effectively be voting AGAINST the MSMB Proposals. If you have validly executed and delivered a consent that MSMB Capital sent you, doing nothing further will mean that you have consented to the MSMB Proposals. If you have executed and delivered a consent that MSMB Capital sent you, the Board urges you to revoke any such consent previously submitted by executing and delivering the GREEN Consent Revocation Card.

Q:    Who should I call if I have questions about the solicitation?

A:
If you have any questions regarding this Consent Revocation Statement or about submitting your GREEN Consent Revocation Card, or otherwise require assistance, please call Georgeson Inc. toll-free at (888) 206-0860.

DESCRIPTION OF THE MSMB CONSENT SOLICITATION

        As set forth in its consent solicitation materials filed with the SEC, MSMB Capital is soliciting consents in favor of the following proposals:

  (1)
  that any changes to AMAG's amended and restated bylaws, or the Bylaws, filed with the SEC after July 1, 2011, be repealed, or the Bylaw Restoration Proposal;

  (2)
  that Article II, Section 2.4 of the Bylaws be amended to provide that any vacancies on the Board of AMAG resulting from the removal of directors by the stockholders of AMAG shall be filled exclusively by the stockholders of AMAG, or the Vacancy Proposal;

  (3)
  that each of the six directors of the Company, Joseph V. Bonventre, Michael Narachi, Robert J. Perez, Lesley Russell, Davey S. Scoon and Ron Zwanziger, and each person, if any, nominated, appointed or elected by the Company Board prior to the effectiveness of this Proposal to become a member of the Board at any future time or upon any event be, and hereby is, removed, or the Removal Proposal; and

  (4)
  to elect each of the following seven individuals, each, a MSMB Nominee and collectively, the MSMB Nominees, to serve as a director of AMAG: William Ashton, Richard Brewer, Cornelius Golding, David Gryska, Peter Rheinstein, Steven Richardson and Andrew Vaino, or the Election Proposal.

        The Vacancy Proposal, the Removal Proposal and the Election Proposal, taken together, are designed to enable the MSMB Nominees to take over the majority of the Board and control the Company. The Bylaw Restoration Proposal is designed to nullify unspecified provisions of the Company's Bylaws which may be adopted by the Board in its efforts to act in and protect the best interests of the Company and its stockholders. As of the date of this Consent Revocation Statement, the Company has not amended its Bylaws subsequent to November 25, 2008.

        For the following reasons, each of which is discussed in more detail below, we urge you to reject the MSMB Proposals:

  (1)
  MSMB Capital seeks to remove directors you duly elected in May 2011 who are acting in the best interests of all stockholders and replace them with seven hand-picked nominees, thereby we believe giving control of AMAG to a minority stockholder although the Board acknowledges that the MSMB Nominees, if elected, will have fiduciary duties to all stockholders of the Company and not just MSMB Capital.

  (2)
  MSMB Capital's own statements in filings made with the SEC indicate that MSMB Capital does not understand AMAG's existing business.

  (3)
  MSMB Capital has not given AMAG stockholders a clear and concrete path as to how MSMB Capital intends to improve AMAG's performance or realize value for your investment in AMAG if the MSMB Nominees are elected, particularly if the MSMB Non-Binding Acquisition Offer fails.

  (4)
  Replacing the entire Board with directors who lack knowledge of the Company's history and operations, including material pending clinical trials and regulatory filings, and, in most cases, who lack relevant public board experience, would be disruptive and could severely undermine the Company's execution of its strategy to increase stockholder value.

  (5)
  We believe that the MSMB Nominees are not truly independent from MSMB Capital, as one MSMB Nominee currently serves as a director for a company for which Mr. Shkreli, Chief Investment Officer and a managing member of MSMB Capital, serves as Chairman and Chief Executive Officer, and another MSMB Nominee is currently employed as an analyst with

    MSMB Capital. Further, MSMB has indicated that certain of the MSMB Nominees may be deemed to be limited partners in funds operated or managed by MSMB Capital.

  (6)
  On October 7, 2011, MSMB Capital announced its intention to commence a tender offer to acquire your stock but, as of the date of this consent revocation statement, it has not done so and furthermore, could fail to make an offer to acquire AMAG at all or could make an offer at less than the proposed $18 per share once the MSMB Nominees control the Company.

  (7)
  MSMB Capital's Non-Binding Acquisition Proposal is not a credible offer and does not represent a strategic alternative for the Company. MSMB Capital has not presented any evidence that it has the ability to fund the purchase of all of the outstanding AMAG Common Stock and we have no reason to believe that it has the required funds.

  (8)
  We believe that MSMB Capital's own disclosures in its Consent Solicitation Statement indicate that MSMB Capital is primarily interested in generating short term gains from trading in AMAG Common Stock.

REASONS TO REJECT THE MSMB PROPOSALS

        MSMB Capital's Consent Solicitation Statement includes the MSMB Proposals, which would remove all of the current directors and replace them with MSMB Capital's seven hand-picked nominees who we believe will encourage and facilitate the completion of the MSMB Non-Binding Acquisition Offer at a price for the benefit of MSMB Capital and to the potential detriment of the other AMAG stockholders. Further, nothing prevents MSMB Capital from being unwilling or unable to complete the acquisition of AMAG after taking control of your Board or from lowering the offer price from the proposed $18 per share, or from engaging in trading practices that may be in its best interest but not in the best interest of AMAG's stockholders. Note that despite the delivery of the MSMB Non-Binding Acquisition Offer on August 2, 2011, MSMB Capital still has not provided any evidence that it has the financial capability required to fund the offer. Rather, MSMB Capital acknowledges that it continues, a full three months following the delivery of its offer, to seek financing from potential lenders. With the foregoing in mind, the reasons to reject the MSMB Proposals are aligned with the reasons the Board rejected MSMB Capital's non-binding, highly conditional offer to purchase AMAG for $18 per share. Such reasons include:

The MSMB Consent Solicitation is an attempt to remove directors who are acting in the best interests of the Company's stockholders.

  •
  The Company's current Board has already announced the numerous actions it is pursuing to increase stockholder value. These actions include: changes to the Company's senior management, including the departure of the Company's President and Chief Executive Officer, Brian J.G. Pereira, M.D., and the Company's Executive Vice President and Chief Commercial Officer, Gary J. Zieziula, and the concurrent announcement of a search for a permanent replacement for Dr. Pereira; a corporate restructuring, including a 25% workforce reduction plan, in order to reduce the Company's expenses for better alignment with the near-term Feraheme revenue opportunity and to reduce the time period until the Company becomes cash flow neutral; and a commitment to evaluate all strategic options to enhance stockholder value, while management focuses on strategies to increase Feraheme revenues. In connection with the departure of Dr. Pereira as a Board member, the Company reduced the authorized number of directors from seven to six.

  •
  A consent in favor of the MSMB Proposals would be a consent to remove all of the directors you duly elected in May 2011 and replace them with the seven MSMB Nominees, thereby we believe giving control of the Company to a minority stockholder although the Board acknowledges that the MSMB Nominees, if elected, will have fiduciary duties to all stockholders of the Company and not just MSMB Capital. In return however, AMAG stockholders are not being given a clear and concrete path as to how MSMB Capital intends to improve the Company's performance or realize value for your investment in the Company, particularly if the MSMB Non-Binding Acquisition Offer fails. Instead, MSMB Capital provides only general statements regarding its expectation that the MSMB Nominees will consider strategic opportunities, replace members of management and consider whether a special dividend is appropriate, each of which remains highly qualified, subject to numerous contingencies and lacking in the specificity your Board and current management have provided publicly with respect to strategic plans for the Company. The Board believes that it is not in the best interests of all stockholders to give a minority stockholder control over the Board and the Company, as MSMB Capital may have different interests from, and in conflict with, the best interests of all of the Company's stockholders.

  •
  Each of the Company's current directors has an intimate knowledge of the Company, its day-to-day operations and its products, development programs and risks. In contrast, MSMB

    Capital and many of the MSMB Nominees do not have the same familiarity with the Company, or within publicly traded pharmaceutical companies in general.

  •
  The Board believes that the interests of the Company's stockholders will be best served if the Company's current directors, acting independently from (and without any connection to) MSMB Capital, are given the opportunity to continue to review, develop and adapt the Company's plan to maximize value for all of the Company's stockholders.

  •
  Your full Board is elected annually. As a result, stockholders who believe the current directors are not acting in the best interests of the stockholders will have the ability to propose replacement nominees and remove some or all of the current directors at next year's annual meeting of stockholders. The Board believes the control of the Company belongs to all stockholders as represented by their elections at the annual meeting, rather than to a minority stockholder, who may have different interests from the best interests of all of the Company's stockholders.

The Board believes that the MSMB Nominees may not be in a position to best serve the interests of the Company's stockholders.

  •
  A consent in favor of the MSMB Proposals would be a consent to remove all of the directors you duly elected in May 2011 and replace them with the seven MSMB Nominees, who would then comprise the entire Board and control the Company. Although the MSMB Nominees would, if elected, be subject to their fiduciary duties under Delaware law, they could encourage and facilitate MSMB Capital's acquisition of the Company at a price for the benefit of MSMB Capital and to the potential detriment of the other AMAG stockholders.

  •
  MSMB Capital has tried to attack the Company's directors based on the changes in the Company's stock price. Yet, MSMB Capital has ignored the fact that two of the three nominees of MSMB Capital who currently serve on another public company board have suffered significant declines in stock price in recent times for the companies they serve. For example, from January 1, 2011 until November 16, 2011, Richard B. Brewer has overseen a decline in stock price of 78.6%, representing a loss of approximately $4.0 billion in market capitalization, for Dendreon Corporation and a decline in stock price of 45.9% for ARCA Biopharma, Inc. During the same period, Cornelius Golding has overseen a decline in stock price of 48.7%, representing a loss of approximately $2.8 billion in market capitalization, for Hudson City Bancorp, Inc. and a decline in stock price of 83.9% for Neurologix, Inc.

  •
  There is no guarantee that the MSMB Nominees will be able to manage the Company and enhance its value for the benefit of all of the Company's stockholders. MSMB Capital seeks to replace the entire current Board and make unspecified changes to management, which would result in a Company led by people wholly unfamiliar with the Company's operations and history. We believe such a rapid, wholesale transition of leadership would materially adversely impact the financial prospects and business and operations of the Company. This risk is particularly acute given most of the MSMB Nominees have limited experience as directors of publicly traded companies or in the management of pharmaceutical companies, and certain of the MSMB Nominees have potential conflicts of interest:

  •
  Of the seven MSMB Nominees, the MSMB Capital Consent Solicitation Statement identifies only four with any experience as directors of publicly traded companies.

  •
  The MSMB Capital Consent Solicitation Statement indicates only three of the seven MSMB Nominees has served in a senior executive position with a pharmaceutical company. Only two other MSMB Nominees have experience as employees in any capacity with a pharmaceutical company, one most recently as the Vice President of Commercial &

      Governmental Affairs prior to his departure in 2005 and the other as a medical chemist until 2006.

    •
    MSMB Nominee Mr. Steven Richardson currently serves as a director for Retrophin LLC, a company for which Mr. Martin Shkreli, Chief Investment Officer and a managing member of MSMB Capital, serves as Chairman and Chief Executive Officer. MSMB Nominee Mr. Andrew Vaino currently serves as an analyst with MSMB Capital Management LLC. Further, as noted by MSMB Capital, Mr. Richardson may be deemed to be a limited partner in funds operated or managed by MSMB Capital due to investments he has made with MSMB Capital. MSMB Capital has not addressed the potential personal conflicts of interest that these MSMB Nominees could have in respect of MSMB Capital, and which could potentially impact their views in respect of a sale of the Company to MSMB Capital.

  •
  By seeking to replace the entire Board, we believe MSMB Capital is indicating that the only viable alternative is to sell the Company because we believe the proposed new Board would not have the operational knowledge of the Company required to successfully operate the Company. We believe MSMB Capital is seeking to control any sale process to suit its interests although the Board acknowledges that the MSMB Nominees, if elected, will have fiduciary duties to all stockholders of the Company and not just MSMB Capital. While the current Board has announced that it is evaluating all strategic options to enhance stockholder value and will consider any credible offers to acquire the Company, a sale of the Company at this time may not be the best available alternative for the Company's stockholders. The Company needs knowledgeable leadership to pursue the regulatory expansion of the Feraheme indication and European approval of the existing indication, which if successful, will drive significant value for the Company and its stockholders.

  •
  MSMB Capital's own statements in filings made with the SEC make clear that it does not understand our business. For example:

  •
  MSMB Capital has stated that "Feraheme is not primarily prescribed by oncologists and hematologists . . . rather, Feraheme is used largely by nephrology practices, hospitals and specifically administered by their supportive care specialists (nurses, etc.) and should be marketed as such." Despite MSMB Capital's assertions to the contrary, it is exactly hematologists and oncologists who are the primary prescribers of Feraheme. Nephrologists offices use a very small amount of IV iron for two reasons: (1) because of the potentially life-threatening side effects (i.e. severe hypersensitivity reactions and hypotension) associated with all IV iron products, these physicians do not feel comfortable administering these products in their offices where they lack necessary resuscitative equipment to deal with these reactions and (2) they lack the necessary space or equipment to administer IV drugs in their offices. The use of Feraheme in dialysis centers is extremely limited due to the new prospective payment system for Medicare patients with chronic kidney disease which went into effect January 1, 2011, which incentivizes health care providers who treat dialysis patients to use the lowest priced drugs in each product class.

  •
  MSMB Capital incorrectly states that "there are a variety of applications" for Feraheme. While the Company believes that there may be several viable future applications for Feraheme after the conduct of appropriate clinical trials, filing the necessary marketing applications and obtaining the necessary regulatory approvals from the FDA, Feraheme is currently approved solely for the treatment of iron deficiency anemia in adult patients with chronic kidney disease.

  •
  MSMB Capital has stated that "to expand and develop new markets for Feraheme, AMAG must expand its sales and distribution network in hospitals as well as into the gastroenterology, cardiology and women's health sectors." However, Feraheme's only current approved indication is for chronic kidney disease patients. An expansion in marketing efforts for Feraheme into these multiple other areas at this time would likely constitute off label promotion in violation of Federal law as few chronic kidney disease patients are known to be treated in these settings. If, and only if, the Company receives a broader indication for Feraheme, after completing the necessary clinical trials and obtaining the necessary regulatory approvals would it become appropriate to research sales and marketing expansion into areas beyond the current indication.

  •
  In considering the MSMB Non-Binding Acquisition Offer and the MSMB Consent Solicitation, the Board believes that it is important for the Company's stockholders to recognize that MSMB Capital, a minority stockholder, has no duty to act in the best interests of the Company's stockholders (including when selecting potential nominees to serve on your Board). It would be in MSMB Capital's interest to buy AMAG at the lowest possible price. There is no assurance that MSMB Capital will not engage in trading practices that would benefit MSMB Capital, but not our other stockholders.

  •
  While MSMB Capital's Consent Solicitation Statement describes the MSMB Nominees as "independent," the Board believes that all of them have been selected by MSMB Capital simply to obtain control of AMAG, whether to encourage and facilitate the acquisition of the Company by MSMB Capital on terms that are as favorable to MSMB Capital as possible or otherwise. There is no guarantee that the MSMB Nominees will consider the best strategic alternatives for the Company or vigorously negotiate with MSMB Capital on behalf of the Company's stockholders.

  •
  MSMB Capital has agreed to pay for an independent legal counsel of the MSMB Nominees and indemnify the MSMB Nominees from and against any claims arising from any such person serving as an MSMB Nominee.

MSMB Capital continues to suggest the MSMB Non-Binding Acquisition Offer as advantageous to AMAG stockholders, even though your current Board has determined the offer to be inadequate and not credible.

  •
  On August 4, 2011, the Board held a meeting with the participation of AMAG management and representatives of Morgan Stanley & Co. LLC, or Morgan Stanley, who AMAG had previously engaged to assist with any proposed transaction, Cooley LLP, or Cooley, AMAG's outside legal counsel, and Potter Anderson & Corroon, LLP, or Potter Anderson, outside Delaware counsel to AMAG, to review the unsolicited offer from MSMB Capital. The Board noted that while the MSMB Non-Binding Acquisition Offer of $18 per share represented a premium to the then-current market price, it did not represent a premium to the price of AMAG's stock as of the date the merger agreement was signed, which was $19.07 per share. The Board also noted that, based on the information provided by the Morgan Stanley presentation, the standalone value of AMAG could range from $16.05 to $27.85.

    Prior to the meeting, the Board had authorized a professional firm to investigate the background of MSMB Capital, Martin Shkreli, the Chief Investment Officer of MSMB Capital, and their respective affiliates. During the meeting, the Board reviewed the results of the investigation which included, among other things, review of publicly-available documents, records, and news reports, discussions with numerous individuals who work in the biotechnology and financial services sectors and who are personally known to members of AMAG's management and Board, and discussions with AMAG's legal and financial advisors. The Board's investigation yielded several disquieting facts, including:

    •
    Mr. Shkreli has a history of defaulting on his financial obligations. See Lehman Bros. Inc. v. Shkreli, No. 602517/07 (N.Y. Sup. Ct. Oct. 31, 2007) (judgment for $2,331,190 granted against Shkreli for failing to cover his put position);

    •
    MSMB Capital has a reputation for manipulating the market in order to make a profit, such as when it filed a Citizen Petition with the U.S. Food and Drug Administration, or the FDA, with respect to a pending New Drug Application by Neoprobe Corporation (NYSE Amex: NEOP), which was later accepted for review by the FDA, at the same time that MSMB Capital was an acknowledged short-seller of Neoprobe's stock and thus would benefit financially from a decline in Neoprobe's stock price; and

    •
    The fact that the Enforcement Division of the SEC had called a member of AMAG's management team to inquire and gather facts about MSMB Capital.

    In addition, the Board's investigation yielded no evidence whatsoever that either MSMB Capital or Mr. Shkreli has the experience or financial resources to complete a transaction of the type or magnitude proposed, which was to purchase all of the outstanding stock of AMAG for $18 per share in cash or approximately $382 million in total. The Board noted the fact that the MSMB Non-Binding Acquisition Offer provided absolutely no information as to how MSMB Capital proposed to finance its acquisition offer. Based on the results of its investigation and the consideration proposed, the Board determined that the MSMB Non-Binding Acquisition Offer was not credible.

  •
  In addressing the MSMB Non-Binding Acquisition Offer, an Institutional Shareholder Services report of October 8, 2011 recognized its illusory nature in stating:

      "... it seems clear from review of the public documents and engagement with MSMB that AMAG shareholders should not consider MSMB's ostensible $18 offer their next best alternative to the Allos tie-up. MSMB has made little information available about its ability to obtain the $380 million its offer would require—a striking and still-unaddressed failure of credibility in a hostile bidder trying to unseat an agreed deal. AMAG shares have traded at a substantial discount to the nominal value of the MSMB offer since it was announced, signaling that the market remains as skeptical about MSMB's offer as the board was."

  •
  MSMB Capital's proposed price, while representing a 25% premium to the August 2, 2011 closing share price of AMAG Common Stock, is only a 4% premium to the 30-day average closing share price as of the August 2, 2011 close and is 44% less than the stock's 52-week closing high as of the August 2, 2011 close.

The MSMB Non-Binding Acquisition Offer is not a firm commitment and meaningful uncertainties exist.

  •
  On October 7, 2011, MSMB Capital announced its intention to commence a tender offer to acquire your stock, but, as of the date of this consent revocation statement, it has not done so and furthermore could fail to make an offer to acquire AMAG at all or could make an offer at less than the proposed $18 per share once the MSMB Nominees control the Company. AMAG has conducted due diligence on MSMB Capital and has not found any evidence that MSMB Capital currently has the ability to fund the purchase of all of the outstanding AMAG Common Stock.

  •
  Notwithstanding delivery of the MSMB Non-Binding Acquisition Offer on August 2, 2011, MSMB Capital still has not provided any evidence that it has the financial capability required to fund the offer. Rather, MSMB Capital acknowledges that it continues, a full three months following the delivery of its offer, to seek financing from potential lenders.

  •
  We believe that MSMB Capital's own disclosures in its Consent Solicitation Statement indicate that MSMB Capital is primarily interested in generating short term gains from trading in

    AMAG Common Stock, which is further supported by its activities with other publicly traded companies.

    •
    In June 2011, SeraCare Life Sciences, Inc. (NASDAQ: SRLS) announced that it had received an unsolicited offer from MSMB Capital to purchase its outstanding shares of capital stock. SeraCare has announced its decision to explore strategic alternatives, including a potential sale of the company. In November 2011, SeraCare announced that it has entered into a confidentiality agreement and standstill agreement with MSMB Capital, but MSMB Capital still has not entered into a definitive transaction with SeraCare. No other publicly traded company has publicly announced an acquisition offer from MSMB Capital.

    •
    As discussed above, a June 2011 press release issued by Neoprobe Corporation stated that MSMB Capital filed a Citizen Petition with the U.S. Food and Drug Administration regarding a pending New Drug Application at the same time that MSMB Capital was an acknowledged short-seller of Neoprobes' stock and thus would benefit financially from a decline in Neoprobe's stock price. In October 2011, Neoprobe announced that that the New Drug Application opposed by MSMB Capital was accepted for review by the FDA.

    •
    As evidenced by MSMB Capital's reported trading history, MSMB Capital has not been a long-term stockholder of the Company. Rather, on August 2, 2011, the date of the MSMB Non-Binding Acquisition Offer, MSMB Capital beneficially owned 4,200 shares of AMAG Common Stock, of which 3,000 shares were purchased only eight days prior and the remaining 1,200 shares were purchased only the day before the delivery of the MSMB Non-Binding Acquisition Offer. Since August 2, 2011, MSMB Capital has engaged in over 75 listed purchase and sale transactions, including at least 25 short sales. Since that date, MSMB Capital has also engaged in at least 30 put or call hedging transactions. The length of ownership, together with the nature of that ownership, indicates that, rather than seeking value for all AMAG stockholders, MSMB Capital may engage in trading practices that may be in its best interest but not in the best interest of AMAG's stockholders.

  •
  In addition, the MSMB Non-Binding Acquisition Offer is non-binding and is conditioned on the completion of satisfactory due diligence and the negotiation of definitive transaction agreements.

MSMB Capital continues to make false and misleading statements with respect to the Company.

Misleading Statement:

        MSMB Capital states that "the Company Board did not realize, or decided not to disclose to the Company's stockholders, that Dr. Pereira and Mr. Berns [Allos CEO] had a long-standing friendship and pre-existing personal relationship."

Facts:

        This statement is false and misleading and is calculated to imply some improper collusion between the Company and Allos with respect to the then pending merger between the companies. The Company's then CEO and Allos' CEO have known each other through professional interactions for many years but it is completely speculative and incorrect to refer to this professional relationship as a "long-standing friendship" and it is certainly incorrect that it had any effect on the Company's Board determination to pursue the Allos merger. The statement intends to deceive stockholders into believing that the Allos merger was embarked upon as due to personal favors as opposed to an arms-length transaction. Further, on the analyst call held shortly after the announcement of the proposed merger with Allos, Dr. Pereira did publicly disclose that Mr. Berns and Dr. Pereira had known each other for over a decade and that the discussions leading to the announcement of the proposed merger with Allos had enabled them to establish an excellent working relationship.

Misleading Statement:

        MSMB Capital states that the Company's Board has "demonstrated a propensity to conduct business based on personal relationships . . . as evidenced by the failed proposed merger with Allos and the excessive compensation paid to Dr. Pereira."

Facts:

        The Company conducts its business with the goal of providing maximum stockholder value consistent with its fiduciary duties. MSMB Capital has provided no credible evidence to support its assertion. For example, MSMB Capital has provided no connection between any personal relationship and Dr. Pereira's compensation. MSMB Capital's mischaracterizations and false assertions simply are designed to mislead stockholders in an effort to make decisions based on incorrect and misleading information.

Misleading Statement:

        MSMB Capital states that the Company "intends to pursue acquisitions similar to Allos."

Facts:

        MSMB Capital's statement is grossly incomplete and misleading and distorts statements made by the Company in its October 21st analyst call. The Company did not state that it intended to pursue other acquisitions similar to Allos. The Company articulated a strategy of adding other products to the portfolio, which does not explicitly or implicitly mean that it will pursue acquisitions similar to Allos. Given the stockholder reaction to the proposed Allos transaction, it is in fact unlikely that the Company would pursue an acquisition similar to Allos. MSMB Capital also fails to mention that the Company announced two initiatives during the conference: a restructuring to reduce its operating expense to be announced during its earnings conference call which occurred on November 4th and an initiative to augment the Company's leadership which was also announced on November 4th. The Company clearly emphasized in the October 21st call and the November 4th call that it is focused on pursuing all opportunities to enhance stockholder value.

Misleading Statement:

        MSMB Capital infers that the increase in Dr. Pereira's compensation made in February 2010 was linked to the Company's performance for the complete fiscal year ended December 31, 2010.

Facts:

        The Company's board, based on the Compensation Committee's recommendation, increased Dr. Pereira's compensation to $630,000 in February 2010, at least 10 months before the end of fiscal year 2010, based on a market compensation survey performed by the Company's compensation consultant in late 2009 which indicated that Dr. Pereira's prior compensation was well below market average for the Company's peer group. It is patently misleading to try to connect an evaluation of the Company's 2010 financial performance made in early 2011 with a prior decision made almost a year earlier. This is just another attempt of MSMB Capital to manipulate unconnected events to mislead the Company's stockholders.

        FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS OF THE COMPANY STRONGLY BELIEVES THAT THE MSMB CONSENT SOLICITATION IS NOT IN THE BEST INTERESTS OF THE COMPANY'S STOCKHOLDERS.

        WE URGE STOCKHOLDERS TO REJECT THE MSMB CONSENT SOLICITATION AND REVOKE ANY CONSENT PREVIOUSLY SUBMITTED.

        DO NOT DELAY. IN ORDER TO HELP ENSURE THAT THE CURRENT BOARD IS ABLE TO ACT IN YOUR BEST INTERESTS, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GREEN CONSENT REVOCATION CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU HAVE SIGNED THE GOLD CONSENT CARD FROM MSMB CAPITAL.

BACKGROUND OF THE SOLICITATION

        During the period from March 2011 to July 19, 2011, AMAG and Allos Therapeutics, Inc., or Allos, engaged in a series of discussions and negotiations regarding a potential strategic transaction, including discussion regarding a possible exchange ratio, due diligence matters and the terms of an agreement, among other topics.

        On July 19, 2011, the Board met telephonically, with representatives of Morgan Stanley, who AMAG had previously engaged to assist with any proposed transaction, and Cooley, AMAG's outside legal counsel, present. Representatives of Cooley reviewed with the Board the applicable legal standards in the context of considering a strategic transaction of the type being proposed and the key final terms of the merger agreement, voting agreement and the stockholder agreement with Warburg Pincus. Further, representatives of Morgan Stanley presented a financial analysis of the exchange ratio and delivered an oral opinion, subsequently confirmed in writing, that, as of July 19, 2011 and based upon and subject to the assumptions, factors and qualifications set forth in the written opinion, the exchange ratio of 0.1282 shares of AMAG Common Stock for each outstanding share of Allos common stock pursuant to the merger agreement was fair from a financial point of view to AMAG. Following these presentations, the AMAG independent transaction committee recommended that the AMAG Board approve the proposed transaction. After further discussion, the AMAG Board unanimously (i) approved the adoption of the proposed merger agreement and (ii) the issuance of the shares of AMAG Common Stock pursuant to the merger agreement.

        On July 20, 2011, AMAG and Allos announced that they had entered into the merger agreement and plan of merger.

        On August 2, 2011, the Board received an unsolicited, non-binding proposal letter from MSMB Capital to acquire all of the outstanding shares of AMAG Common Stock. Pursuant to the MSMB Non-Binding Acquisition Offer, AMAG's stockholders would receive $18 per share in cash for each share of AMAG Common Stock they own. MSMB Capital did not provide any evidence of its ability to fund its offer.

        On August 2, 2011, AMAG issued a press release announcing that it had received the MSMB Non-Binding Acquisition Offer and that the Board would carefully consider and evaluate the MSMB Non-Binding Acquisition Offer in due course and would inform AMAG's stockholders of its position.

        On August 4, 2011, the Board held a meeting with the participation of AMAG management and representatives of Morgan Stanley, Cooley and Potter Anderson, outside Delaware counsel to AMAG, to review the unsolicited offer from MSMB Capital. Representatives of Cooley and Potter Anderson reviewed fiduciary duty considerations and the requirements of the merger agreement with Allos in connection with the review of the proposal from MSMB Capital. Representatives of Morgan Stanley reviewed the financial analyses of AMAG as a standalone company and the financial analyses of the combination with Allos prepared in conjunction with the fairness opinion of Morgan Stanley dated July 19, 2011 and provided background information on MSMB Capital. Following a discussion, the AMAG Board unanimously opposed the MSMB Non-Binding Acquisition Offer, determined that the MSMB Capital offer was not reasonably expected to result in a superior offer to the proposed Allos merger and reaffirmed its recommendation that the merger agreement with Allos and the merger were advisable and fair to, and in the best interests of, AMAG and its stockholders.

        On August 8, 2011, AMAG issued a press release informing the AMAG stockholders of the determinations made at the August 4, 2011 board meeting.

        On September 22, 2011, MSMB Capital filed a preliminary consent solicitation statement with respect to the MSMB Proposals and a preliminary proxy statement with respect to the Allos merger.

        On September 23, 2011, the Board met telephonically with representatives of Morgan Stanley and Cooley present. The Board reviewed the MSMB Proposals and unanimously determined to seek a consent revocation from its stockholders. The Board also re-confirmed its support of the merger with Allos as being advisable and fair to, and in the best interests of, its stockholders and continued to believe that the MSMB Non-Binding Acquisition Offer was not reasonably likely to result in a superior offer to the proposed Allos merger and was not in the best interest of the Company's stockholders.

        On September 29, 2011, AMAG received letters from MSMB Capital requesting in accordance with Rule 14a-7 under the Exchange Act, among other things, that AMAG confirm whether it or MSMB Capital would mail the definitive consent statement and the definitive proxy statement relating to the Allos merger to AMAG's stockholders and, if not, that AMAG provide MSMB Capital with certain mailing information for AMAG's stockholders.

        On October 6, 2011, AMAG responded to the Rule 14a-7 request from MSMB Capital.

        On October 7, 2011, MSMB Capital filed a Schedule 13D with the SEC stating a fund affiliated with MSMB Capital intended to commence an all-cash offer to acquire all of the issued and outstanding shares of AMAG Common Stock for $18.00 per share, net to the seller in cash, without interest and subject to any required withholding of taxes. MSMB Capital also issued a letter to AMAG stockholders.

        On October 12, 2011, AMAG issued a letter to its stockholders regarding the MSMB Non-Binding Acquisition Offer and the Allos merger.

        On October 14, 2011, MSMB Capital filed an amendment to its preliminary proxy statement relating to the Allos merger with the SEC.

        On October 18, 2011, MSMB Capital filed a second amendment to its preliminary proxy statement relating to the Allos merger with the SEC, and, on the same day, filed a definitive proxy statement with the SEC in order to solicit votes against the Allos merger.

        On October 21, 2011, AMAG held the special meeting of stockholders with respect to the proposed merger with Allos. At that meeting, AMAG stockholders voted against the proposal for the issuance of AMAG Common Stock in connection with the merger with Allos and the proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the proposal to issue shares of AMAG Common Stock in connection with the merger. Accordingly, following the special meeting, AMAG terminated the merger agreement and plan of merger with Allos.

        On November 2, 2011, MSMB Capital filed an amendment to its preliminary consent solicitation statement with respect to the MSMB Proposals.

THE CONSENT PROCEDURE

Voting Securities and Record Date

        In accordance with the DGCL, the Record Date for determining stockholders entitled to execute or revoke consents relating to the proposals contained in MSMB Consent Statement will be the first date on which a signed written consent setting forth the action proposed to be taken is delivered to the Company, unless a Record Date has otherwise been duly established by the Company's board of directors prior to such delivery date. As of the date of this consent revocation statement, MSMB Capital has not delivered any signed written consents and the Company's board of directors has not set a specific Record Date. Assuming a hypothetical Record Date of November 2, 2011, there were 21,202,959 shares of AMAG Common Stock outstanding. Each share of AMAG Common Stock outstanding as of the Record Date will be entitled to one vote.

        Only stockholders of record as of the Record Date are eligible to execute, withhold and revoke consents in connection with the MSMB Proposals. Persons beneficially owning shares of AMAG Common Stock (but not holders of record), such as persons whose ownership of AMAG Common Stock is through a broker, bank, financial institution or other nominee holder, may wish to contact such broker, bank, financial institution or other nominee holder and instruct such person to execute the GREEN Consent Revocation Card on their behalf. Any abstention, failure to vote or broker non-vote will have the same effect as withholding consent from the MSMB Proposals. "Broker non-votes" occur when a broker, bank, financial institution or other nominee holder has not received instructions with respect to a particular matter, such as the MSMB Proposals, and therefore does not have discretionary power to vote on that matter.

Effectiveness of Consents

        Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, if consents in writing setting forth the action to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company's certificate of incorporation does not prohibit stockholder action by written consent. Under Section 228 of the DGCL, the MSMB Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the shares of AMAG Common Stock outstanding as of the Record Date are delivered to the Company within 60 days of the earliest dated consent delivered to the Company.

        Because MSMB Capital's proposals could become effective before the expiration of the 60-day period discussed above, we urge you to promptly return the GREEN Consent Revocation Card whether or not you signed the GOLD consent card from MSMB Capital.

Effect of GREEN Consent Revocation Card

        A stockholder may revoke any previously signed consent by signing, dating and returning to the Company a GREEN Consent Revocation Card. A consent may also be revoked by delivery of a written revocation of your consent to MSMB Capital. Stockholders are urged, however, to deliver all consent revocations to the Company c/o Georgeson Inc. in the postage-paid envelope provided. The Company requests that if a revocation is instead delivered to MSMB Capital, a copy of the revocation also be delivered to the Company c/o Georgeson Inc. in the postage-paid envelope provided, so that the Company will be aware of all revocations.

        Unless you specify otherwise, by signing and delivering the GREEN Consent Revocation Card, you will be deemed to have revoked any prior consent to all of the MSMB Proposals.

        Any consent revocation may itself be revoked by marking, signing, dating and delivering a written revocation of your Consent Revocation Card to the Company or to MSMB Capital or by delivering to MSMB Capital a subsequently dated GOLD consent card that MSMB Capital sent to you.

        If any shares of AMAG Common Stock that you owned on the Record Date were held for you in an account with a stock brokerage firm, bank nominee or other similar "street name" holder, you are not entitled to vote such shares directly, but rather must give instructions to the stock brokerage firm, bank nominee or other "street name" holder to grant or revoke consent for the shares of AMAG Common Stock held in your name. Accordingly, you should either sign, date and mail the enclosed GREEN Consent Revocation Card or contact the person responsible for your account and direct him or her to execute the enclosed GREEN Consent Revocation Card on your behalf. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be provided by such person.

        YOU HAVE THE RIGHT TO REVOKE ANY CONSENT YOU MAY HAVE PREVIOUSLY GIVEN TO MSMB CAPITAL. TO DO SO, YOU NEED ONLY SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE GREEN CONSENT REVOCATION CARD WHICH ACCOMPANIES THIS CONSENT REVOCATION STATEMENT. IF YOU DO NOT INDICATE A SPECIFIC VOTE ON THE GREEN CONSENT REVOCATION CARD WITH RESPECT TO ONE OR MORE OF THE MSMB PROPOSALS, THE CONSENT REVOCATION CARD WILL BE USED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION TO REVOKE ANY CONSENT WITH RESPECT TO SUCH PROPOSALS.

        The Company has retained Georgeson Inc. to assist in communicating with stockholders in connection with the MSMB Consent Solicitation and to assist in our efforts to obtain consent revocations. If you have any questions regarding this Consent Revocation Statement or about submitting your GREEN Consent Revocation Card, or otherwise require assistance, please call Georgeson Inc. toll-free at (888) 206-0860.

        You should carefully review this Consent Revocation Statement. YOUR TIMELY RESPONSE IS IMPORTANT. You are urged not to sign any GOLD consent cards. Instead, you can reject the solicitation efforts of MSMB Capital and/or revoke your consent by promptly completing, signing, dating and mailing the enclosed GREEN Consent Revocation Card in the postage-paid envelope provided; Tel: (888) 206-0860 (Toll-free); (Bankers and brokers please call: (212) 440-9800); e-mail: amag@georgeson.com. Please be aware that if you sign a GOLD card but do not check any of the boxes on the card, you will be deemed to have consented to the MSMB Proposals.

 SOLICITATION OF REVOCATIONS

Cost and Method

        The cost of the solicitation of revocations of consent will be borne by the Company. The Company estimates that the total expenditures relating to the Company's consent revocation solicitation (other than salaries and wages of officers and employees), but excluding costs (if any) of litigation related to the solicitation, will be approximately $            ,000, of which approximately $            has been incurred as of the date hereof. The Company may, from time to time, request that certain of its employees perform certain tasks in connection with the solicitation as part of his or her duties in the normal course of his or her employment without any additional compensation for the solicitation. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit revocations by mail, in person or by telephone. The Company will also include copies of all written soliciting material provided to stockholders at http://www.amagpharma.com, under the heading "Investors".

        The Company has retained Georgeson Inc. as solicitors, at an estimated fee of $140,000, plus expenses incurred on the Company's behalf, to assist in the solicitation of revocations. The Company will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Company's consent revocation materials to, and obtaining instructions relating to such materials from, beneficial owners of AMAG Common Stock. Georgeson Inc. has advised the Company that approximately 40 of its employees will be involved in the solicitation of consent revocations on behalf of the Company. In addition, Georgeson Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Participants in the Solicitation

        Under applicable regulations of the SEC, each of our directors and certain of our executive officers and other employees may be deemed to be "participants" in this consent revocation solicitation. Please refer to the section entitled "Security Ownership of Certain Beneficial Owners—Beneficial Ownership of Directors and Management" and to Annex A hereto. Except as described in this Consent Revocation Statement, there are no agreements or understandings between the Company and any such participants relating to employment with the Company or any future transactions.

        Other than the persons described above, no general class of employee of the Company will be employed to solicit stockholders in connection with this consent revocation solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

CERTAIN AGREEMENTS

        AMAG has engaged Georgeson Inc. to assist it in connection with communications with its stockholders with respect to the MSMB Proposals and the Consent Solicitation, to monitor trading activity in AMAG Common Stock, and to identify investors holding large positions of AMAG Common Stock in street name. AMAG has agreed to pay Georgeson Inc. customary compensation for its services and reimbursement of certain expenses in connection with its engagement, as set forth in greater detail under "Solicitation of Revocations—Cost and Method" above. AMAG also has agreed to indemnify Georgeson Inc. for certain liabilities arising out of the engagement.

        AMAG also has engaged Joele Frank, Wilkinson Brimmer Katcher, or Joele Frank, as its public relations advisors in connection with the MSMB Non-Binding Acquisition Offer and the MSMB Consent Solicitation. AMAG has agreed to pay Joele Frank customary compensation for its services and reimbursement of certain expenses in connection with its engagement. AMAG has also agreed to indemnify Joele Frank for certain liabilities arising out of its engagement.

APPRAISAL RIGHTS

        Our stockholders are not entitled to appraisal rights in connection with the MSMB Proposals or this Consent Revocation Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Beneficial Ownership of Directors and Management

        The following table sets forth information regarding the beneficial ownership of AMAG Common Stock by the directors, by each of our named executive officers, and by all directors and executive officers as a group as of the Record Date. In general, "beneficial ownership" includes those shares a person or entity has the power to vote or transfer, and stock options and similar rights that are exercisable currently or within 60 days of the Record Date and restricted stock units, or RSUs, which are expected to vest within 60 days of the Record Date. As of the Record Date, there were 21,202,959 shares of AMAG Common Stock outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Brian J.G. Pereira, M.D.(2)(13)	357,864	1.7%
David A. Arkowitz(3)	306	*
Lee F. Allen, M.D., Ph.D.(4)	85,376	*
Michael Narachi(5)	43,184	*
Ron Zwanziger(6)	27,066	*
Davey S. Scoon(7)	24,393	*
Joseph V. Bonventre, M.D., Ph.D.(8)	21,799	*
Robert J. Perez(9)	16,299	*
Gary J. Zieziula(10)(14)	15,000	*
Lesley Russell, MB.Ch.B., MRCP(11)	12,832	*
All directors and current executive officers as a group (13 persons)(12)	710,563	3.3%

*
Less than 1%

(1)
Unless otherwise indicated, we believe that each stockholder referred to above has sole voting and investment power with respect to the shares indicated. The address of each stockholder is: c/o AMAG Pharmaceuticals, Inc., 100 Hayden Avenue, Lexington, Massachusetts 02421.

(2)
Includes 352,864 shares issuable to Dr. Pereira pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(3)
Mr. Arkowitz resigned effective June 24, 2011 and is serving in a consulting capacity through December 2011.

(4)
Includes 84,062 shares issuable to Dr. Allen pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(5)
Comprised of 35,651 shares issuable to Mr. Narachi pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 633 shares issuable to Mr. Narachi pursuant to RSUs expected to vest within 60 days of the Record Date.

(6)
Comprised of 23,300 shares issuable to Mr. Zwanziger pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Mr. Zwanziger pursuant to RSUs expected to vest within 60 days of the Record Date. Excludes 2,500 shares held in trust for the benefit of Mr. Zwanziger's children. Mr. Zwanziger's sister maintains sole investment and voting power with respect to the shares held by the trust.

(7)
Comprised of 20,627 shares issuable to Mr. Scoon pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Mr. Scoon pursuant to RSUs expected to vest within 60 days of the Record Date.

(8)
Comprised of 18,033 shares issuable to Dr. Bonventre pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Dr. Bonventre pursuant to RSUs expected to vest within 60 days of the Record Date.

(9)
Comprised of 12,533 shares issuable to Mr. Perez pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Mr. Perez pursuant to RSUs expected to vest within 60 days of the Record Date.

(10)
Comprised of 12,500 shares issuable to Mr. Zieziula pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(11)
Comprised of 9,666 shares issuable to Dr. Russell pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Dr. Russell pursuant to RSUs expected to vest within 60 days of the Record Date.

(12)
Includes 675,986 shares issuable to all of our directors and current executive officers as a group pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 2,213 shares issuable to all of our directors and current executive officers as a group pursuant to RSUs expected to vest within 60 days of the Record Date.

(13)
Dr. Pereira departed from the Company effective November 4, 2011 and is serving in a consulting capacity with the Company until June 30, 2012.

(14)
Mr. Zieziula departed from the Company effective November 4, 2011.

Beneficial Ownership of Principal Stockholders

        The following table sets forth information regarding the beneficial ownership of AMAG Common Stock by those individuals and entities known by us to own beneficially more than 5% of the outstanding AMAG Common Stock as of the Record Date. In general, "beneficial ownership" includes those shares a person or entity has the power to vote or transfer, and stock options and similar rights that are exercisable currently or within 60 days of the Record Date and RSUs that are expected to vest within 60 days of the Record Date. Individuals or entities have sole voting and investment power over the stock unless otherwise indicated in the footnotes.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Phillip Gross/Robert Atchison(2) 200 Clarendon Street 52nd Floor Boston, Massachusetts 02116	3,723,909	17.6%
William Leland Edwards(3) 470 University Avenue Palo Alto, California 94301	3,198,377	15.1%
FMR LLC(4) 82 Devonshire Street Boston, Massachusetts 02109	2,271,627	10.7%
Sectoral Asset Management Inc.(5) 2120-1000 Sherbrooke Street West Montreal PQ H3A 3G4 Canada	1,502,775	7.1%
BlackRock, Inc.(6) 40 East 52nd Street New York, New York 10022	1,385,828	6.5%
Martin Shkreli(7) 330 Madison Avenue 6th Floor New York, New York 10017	1,245,781	5.88%
Millenium Management LLC(8) 666 Fifth Avenue New York, New York 10103	1,112,384	5.3%

(1)
Unless otherwise indicated, we believe that each stockholder referred to above has sole voting and investment power with respect to the shares indicated.

(2)
Based solely upon a Schedule 13D filed with the SEC on September 15, 2011. Includes 3,723,909 shares beneficially owned by each of Adage Capital Partners, L.P., or ACP, Adage Capital Partners GP, L.L.C., or ACPGP, Adage Capital Advisors, L.L.C., or ACA, Robert Atchinson and Phillip Gross. ACPGP is the general partner of ACP. ACA is the managing member of ACPGP. Robert Atchinson and Phillip Gross are managing members of ACA. Each of the foregoing have shared voting power and shared dispositive power with respect to the shares.

(3)
Based solely upon a Schedule 13G filed with the SEC on August 25, 2011. Includes 3,193,677 shares beneficially owned by each of Palo Alto Investors, LLC, Palo Alto Investors, Inc., William Leland Edwards and Anthony Joonkyoo Yun, MD. Palo Alto Investors, Inc. is the manager of Palo Alto Investors, LLC, a registered investment advisor. William Leland Edwards is the controlling shareholder of Palo Alto Investors, Inc. Dr. Yun is the President of Palo Alto Investors, Inc. and Palo Alto Investors, LLC. Each of the foregoing has shared voting and dispositive power with respect to 3,193,677 of the foregoing shares. Mr. Edwards has sole voting and dispositive power with respect to 4,700 of the shares.

(4)
Based solely upon a Schedule 13G filed with the SEC on September 12, 2011. Fidelity Management & Research Company, or Fidelity, a wholly-owned subsidiary of FMR LLC and a registered investment adviser, is the beneficial owner of 2,271,627 shares as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Puritan Fund, amounted to 1,389,900 shares outstanding. Fidelity Puritan Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and its funds, or the Funds, each has sole power to dispose of the 2,271,627 shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(5)
Based solely upon a Schedule 13G, as amended, filed with the SEC on February 9, 2011. Includes 1,502,775 shares beneficially owned by Sectoral Asset Management Inc., in its capacity as an investment advisor. Jérôme G. Pfund and Michael L. Sjöström, together, hold majority shares of Sectoral Asset Management Inc.

(6)
Based solely upon a Schedule 13G, as amended, filed with the SEC on February 3, 2011.

(7)
Based solely upon a Schedule 13D filed with the SEC on October 7, 2011. Includes 1,245,781 shares beneficially owned by each of Bloomfield Partners LP, Pompeii Management, LLC, MSMB Capital Management, LLC, MSMB Healthcare LP, MSMB Healthcare Investors LLC, MSMB Healthcare Management LLC and Martin Shkreli. Pompeii Management, LLC is the general partner of Bloomfield Partners LP and MSMB Capital Management, LLC is the special limited partner and investment manager of Bloomfield Partners LP. MSMB Healthcare Investors LLC is the general partner of MSMB Healthcare LP and MSMB Healthcare Management LLC is the investment advisor of MSMB Healthcare LP. Mr. Shkreli is the managing member of MSMB Capital Management, LLC, MSMB Healthcare Investors LLC and MSMB Healthcare Management LLC. Bloomfield Partners LP has sole voting power and sole dispositive power with regard to 2,800 of the shares. Each of Pompeii Management, LLC, MSMB Capital Management, LLC and Mr. Shkreli have shared voting power and shared dispositive power with regard to such shares. MSMB Healthcare LP has sole voting power and sole dispositive power with regard to 1,242,981 of the shares. Each of MSMB Healthcare Investors LLC, MSMB Healthcare Management LLC and Mr. Shkreli have shared voting power and shared dispositive power with regard to such shares.

(8)
Based solely upon a Schedule 13G filed with the SEC on April 14, 2011. Includes 1,112,384 shares beneficially owned by each of Integrated Core Strategies (US) LLC, Millenco LLC, ICS Opportunities, Ltd., Cognizant Holdings, Ltd., Millennium International Management LP, Millennium International Management GP LLC, Millennium Management LLC and Israel A. Englander. Millennium International

  Management LP is the investment manager to ICS Opportunities, Ltd. and Cognizant Holdings, Ltd.. Millennium International Management GP LLC is the general partner of Millennium International Management LP. Millennium Management LLC is the general partner of the managing member of Integrated Core Strategies (US) LLC, the manager of Millenco LLC and the general partner of the 100% shareholder of ICS Opportunities, Ltd. and Cognizant Holdings, Ltd. Israel A. Englander is the managing member of Millennium Management LLC and Millennium International Management GP. Each of the foregoing has shared voting and dispositive power with respect to 1,112,384 of the foregoing shares.

Section 16(A) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of AMAG Common Stock, referred to herein as "Reporting Persons," to file with the SEC, initial reports of ownership and reports of changes in ownership of AMAG Common Stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the year ended December 31, 2010, and written representations from our directors and executive officers who served in such capacity during the year ended December 31, 2010, we believe that all Reporting Persons complied with all Section 16(a) filing requirements for the year ended December 31, 2010.

DIRECTORS AND EXECUTIVE OFFICERS

        The following sets forth information about our current members of the Board and our current executive officers as of the date of this Consent Revocation Statement, including, with respect to our directors, the experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director.

        Joseph V. Bonventre, M.D., Ph.D., age 62, has been a director since February 2008. Dr. Bonventre has been the Director of the Renal Division of the Brigham and Women's Hospital since 2002, and is the Samuel A. Levine Professor of Medicine at Harvard Medical School and Professor of Health Sciences and Technology at the Massachusetts Institute of Technology. He has also been elected to the American Society of Clinical Investigation, the Association of American Physicians and the American Institute for Medical and Biological Engineering, and is a member of the Council and the President of the American Society of Nephrology. Dr. Bonventre was the Chair of the Kidney Group of the Harvard Stem Cell Institute from 2004 to 2009 and has chaired or co-chaired the Stem Cell, Regenerative Medicine and Tissue Engineering Center of the Brigham and Women's Hospital Research Institute since 2007. He has received the Osler Medal of the Royal Society of Physicians and the Bywaters Award of the International Society of Nephrology. Dr. Bonventre is a charter member of the Board of Directors of the National Space Biology Research Institute and has been a member of the Board of Advisors of the Dean of the School of Engineering at Cornell University since 2004. He is past President and currently a member of the Board of Directors of the National Kidney Foundation Serving New England. He also co-founded Patientkeeper Inc., a provider of integrated physician information systems, in the 1990s and Pacific Biosciences, Inc., a biotechnology company, in 2002. He has served on the Board of Directors of Patientkeeper, Inc. and the National Kidney Foundation of Massachusetts, Rhode Island, New Hampshire and Vermont and has been a member of the Scientific Advisory Board or Medical Advisory Board of a number of biotechnology companies. Dr. Bonventre holds a B.S. in Engineering Physics from Cornell University and an M.D. and Ph.D. in Biophysics from Harvard University. The Nominating and Corporate Governance Committee believes that Dr. Bonventre's extensive research in the field of nephrology, his medical training and expertise, his extensive participation on the scientific and medical advisory boards of numerous pharmaceutical and biotechnology companies and his advisory experience with the U.S. Food and Drug Administration provides the Board with critical and unique medical and scientific insight as the Company seeks to expand its Feraheme® (ferumoxytol) Injection clinical development programs in both the United States and abroad and evaluate potential acquisition and in-licensing opportunities.

        Michael Narachi, age 52, has been a director since November 2006. Mr. Narachi is currently President and Chief Executive Officer of Orexigen Therapeutics, Inc., or Orexigen, a publicly traded biopharmaceutical company. Prior to joining Orexigen in 2009, he served as Chairman, Chief Executive Officer and President of Ren Pharmaceuticals, Inc., a biotechnology company, from 2006 until 2008. He served as Executive Chairman of the Board of Directors of Naryx Pharma, Inc., a pharmaceutical company, from August 2004 to April 2008. In 2004, Mr. Narachi retired as an officer and Vice President of Amgen Inc., or Amgen, a leading therapeutics company, where he served as General Manager of Amgen's Anemia Business from 1999 to 2004. Mr. Narachi joined Amgen in 1984 and held various positions throughout the organization including: Product Development Team Leader for NEUPOGEN®; Director of Clinical Operations in Thousand Oaks, CA and Cambridge, U.K.; Vice President of Development and Representative Director for Amgen Japan; Head of Corporate Strategic Planning; Chief Operations Officer of Amgen BioPharma; and Vice President, Licensing and Business Development. Mr. Narachi received a B.S. and M.A. degree in Molecular Genetics from the University of California at Davis. He completed the Executive M.B.A. program at the Anderson Graduate School of Management at the University of California, Los Angeles. The Nominating and Corporate Governance Committee believes that, in addition to his more recent experience as chief executive of multiple biotechnology/biopharmaceutical companies, Mr. Narachi's twenty year career at Amgen, during which he held numerous positions of increasing operational and strategic responsibility, including positions in which he had responsibility for pharmaceutical product development and commercialization, provides the Board with critical insight and experience as the Company seeks to advance the worldwide development and commercialization of Feraheme. In particular, the Nominating and Corporate Governance Committee believes that Mr. Narachi's experience as General Manager of Amgen's Anemia Business provides the Board with unique and highly specialized experience in commercializing a pharmaceutical product which is indicated for the treatment of anemia, such as Feraheme.

        Robert J. Perez, age 47, has been a director since January 2009. He is currently Executive Vice President and Chief Operating Officer of Cubist Pharmaceuticals, Inc., or Cubist, a public pharmaceutical company. Mr. Perez joined Cubist in 2003 as Senior Vice President, Sales and Marketing, and led the launch of Cubicin® (daptomycin for injection). Prior to joining Cubist, he served as Vice President of Biogen, Inc.'s CNS Business Unit from 2001 to 2003, where he was responsible for commercial leadership of an $800 million neurology business unit, and from 1995 to 2001 he held positions of increasing responsibility within the commercial organization. From 1987 to 1995 Mr. Perez held various sales and marketing positions at Zeneca Pharmaceuticals. He also served as a member of the Board of Directors of Epix Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, from 2006 to 2009. Mr. Perez received a B.S. from California State University, Los Angeles and an M.B.A. from the Anderson Graduate School of Management at the University of California, Los Angeles. Mr. Perez has been a member of the Board of Advisors of the Citizen School of Massachusetts and a director of the Harvard-MIT Biomedical Enterprise Program since 2010. The Nominating and Corporate Governance Committee believes that Mr. Perez' twenty plus years of sales and marketing experience within the pharmaceutical and biotechnology industries has provided him with valuable commercial and operational experience, as well as leadership skills that are important to the Board. In particular, Mr. Perez' experience leading the launches of highly successful specialty pharmaceutical products is especially valuable to the Board as the Company continues to commercialize Feraheme in the United States.

        Lesley Russell, MB.Ch.B., MRCP, age 51, has been a director since December 2009. She is currently Executive Vice President and Chief Medical Officer of Cephalon, Inc., or Cephalon, a public pharmaceutical company. Dr. Russell joined Cephalon in 2000 as Vice President, Worldwide Clinical Research, and currently leads Cephalon's global clinical, medical, regulatory, biometrics and drug safety organizations. Prior to Cephalon, Dr. Russell served as Vice President, Clinical Research at US Bioscience Inc., a pharmaceutical company, and held positions of increasing responsibility within US Bioscience, Inc. from 1996 to 1999. From 1995 to 1996, she was a clinical research physician at Eli Lilly U.K. and a Medical Director at Amgen U.K. from 1992 to 1995. Dr. Russell was trained in Hematology/Oncology at Royal Infirmary of Edinburgh and at Royal Hospital for Sick Children, Edinburgh. She received an MB.Ch.B. from the University of Edinburgh, Scotland and is a member of the Royal College of Physicians, United Kingdom. Dr. Russell is registered with the General Medical Council, United Kingdom. The Nominating and Corporate Governance Committee believes that Dr. Russell's broad-based expertise leading clinical research and development, medical, regulatory, and drug safety organizations, as well as her medical training, allow her to make valuable contributions to the medical and scientific understanding of the Board, which is particularly important as the Company initiates and progresses numerous late-stage clinical development programs with respect to Feraheme and evaluates acquisition and in-licensing opportunities.

        Davey S. Scoon, age 64, has been a director since December 2006. Mr. Scoon serves as Chairman of the Board of Directors of Tufts Health Plan, where he has been a director since 1981. He also serves as Chairman of the Board of Trustees of Allianz Funds, a registered investment company consisting of 33 mutual funds, where he has been a director since 2006. Mr. Scoon is the Chairman of the Audit Committee of Cardiokine, Inc., a pharmaceutical company, where he has been a director since 2005. In

August 2011, Mr. Scoon joined the Board of Directors of Orthofix International N.V., a public medical equipment company. He has been an Adjunct Assistant Professor at Tufts University School of Medicine since 2005. He also previously served as the Chairman of the Audit Committee of NitroMed, Inc., a public pharmaceutical company, from 2003 to 2009, and a member of the Board of Directors of Inotek Pharmaceuticals Corporation, a pharmaceutical company, from 2006 to 2009. From 2003 to 2005, Mr. Scoon was Chief Administrative and Financial Officer of Tom's of Maine, a company that manufactures natural care products. From 2001 to 2003, Mr. Scoon served as Chief Financial and Administrative Officer for Sun Life Financial U.S., and from 1999 to 2001, Mr. Scoon served as Vice President and Chief Financial Officer for Sun Life Financial U.S. From 1985 to 1999, Mr. Scoon was employed by Liberty Funds Group of Boston (formerly Colonial Management) in various capacities, including Chief Financial Officer and Chief Operating Officer. Mr. Scoon holds a B.B.A. from the University of Wisconsin and an M.B.A. from Harvard Business School. The Nominating and Corporate Governance Committee believes that Mr. Scoon's extensive financial, accounting, human resources, and risk management experience gained through the various executive and board positions he has held over the past thirty years provides the Board with valuable and highly specialized expertise and advice, particularly in Mr. Scoon's role as the Chairman of the Audit Committee.

        Ron Zwanziger, age 57, has been a director since November 2006. Mr. Zwanziger has served as Chairman and Chief Executive Officer of Alere, Inc., formerly known as Inverness Medical Innovations, Inc., a public consumer-focused company, since 2001. From 1992 to 2001, he served in the same capacity at Inverness Medical Technology, Inc., a consumer-focused company he founded that developed proprietary technologies and manufacturing processes. From 1981 to 1991, Mr. Zwanziger was Chairman, Chief Executive Officer and Founder of Medisense, Inc. Mr. Zwanziger received his undergraduate degree from Imperial College and his M.B.A. from Harvard Business School. The Nominating and Corporate Governance Committee believes that, by virtue of Mr. Zwanziger's lengthy tenure as Chief Executive Officer of several high-growth companies, he provides the Board with valuable strategic, operational, and leadership skills and experience. In particular, the Nominating and Corporate Governance Committee believes that Mr. Zwanziger's extensive experience in the areas of mergers and acquisitions and corporate finance will provide the Board with important perspective as the Company seeks to execute on its long-term plans.

        Stephen Andre, age 49, joined us in March 2008 as Vice President of Human Resources and has served as Senior Vice President of Human Resources since February 2011. Prior to joining us, Mr. Andre served as Vice President of Human Resources for Panacos Pharmaceuticals, Inc., or Panacos, a public biotechnology company from 2004 to 2008. Prior to his tenure at Panacos, he was at Circe Biomedical, a private biotechnology company spun out of W.R. Grace, as the head of Human Resources from 2000 to 2002 and as Director of Clinical Operations from 2002 to 2003.

        Lee F. Allen, M.D., Ph.D., age 59, joined us in August 2007 and currently serves as Chief Medical Officer and Executive Vice President of Clinical Development. Prior to joining us, Dr. Allen served as Vice President of Clinical Research and Development of Wyeth Pharmaceuticals, or Wyeth, a public pharmaceutical company, from 2003 to 2007. Prior to his tenure at Wyeth, Dr. Allen held positions of increasing responsibility at Pfizer Inc., a public biomedical and pharmaceutical company, from 1999 to 2003 and BASF Corporation's Knoll Pharmaceutical Company from 1998 to 1999. Prior to entering the pharmaceutical industry, he was a faculty member at Duke University Medical Center and at the University of Utah's Huntsman Cancer Institute. His work has been published in several scientific journals, including the Proceeding of the National Academy of Sciences, Nature and Science. Dr. Allen received his B.S. in Chemistry from City University of New York and his Ph.D. and his M.D. from the University of Medicine and Dentistry of New Jersey.

        Joseph L. Farmer, age 39, joined us in February 2005 and currently serves as General Counsel and Senior Vice President of Legal Affairs. He has also served as our Secretary since 2007. Prior to joining us, Mr. Farmer was an attorney in the business practice group of the law firm of Testa, Hurwitz and

Thibeault, LLP in Boston from 1997 to 2005. Mr. Farmer currently serves as a member of the Board of Trustees and Patient Care Advisory Committee of Caritas Carney Hospital in Boston. He received his B.A. in Economics from Boston University and his J.D. from Boston College Law School.

        Frank E. Thomas, age 41, joined us in August 2011 and currently serves as Chief Operating Officer, interim President, interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. Prior to joining us, Mr. Thomas served as Senior Vice President, Chief Operating Officer and Chief Financial Officer for Molecular Biometrics, Inc., or Molecular Biometrics, from 2008 to 2011. Prior to Molecular Biometrics, Mr. Thomas spent four years at Critical Therapeutics, Inc., or Critical Therapeutics, from 2004 to 2008, where he was promoted to President and Chief Executive Officer from the position of Senior Vice President and Chief Financial Officer. Mr. Thomas also served on the Board of Directors of Critical Therapeutics. Prior to 2004, Mr. Thomas was the Chief Financial Officer and Vice President of Finance and Investor Relations at Esperion Therapeutics, Inc. Since 2007, Mr. Thomas has been a member of the Board of Directors of the Massachusetts Biotechnology Council. Mr. Thomas holds a B.B.A. in Business Administration from The University of Michigan, Ann Arbor.

        Christopher G. White, age 49, joined us in September 2007 and currently serves as Senior Vice President of Business Development and Corporate Planning. From 2005 through 2007, Mr. White was a Partner in the Pharmaceutical and Medical Products Practice at Accenture. Prior to Accenture, he was a Vice President and Partner in the Pharmaceuticals and Healthcare Practice at A.T. Kearney, Inc. from 1998 to 2005. From 1984 to 1998, Mr. White held positions of increasing responsibility at DuPont Pharmaceuticals Company, Arthur D. Little and Merck & Co. Inc., respectively. Mr. White holds a B.S. in Chemical Engineering from Tufts University and an M.B.A. from Columbia University.

ADDITIONAL INFORMATION ABOUT AMAG

        For a description of the composition of the Board and the committees thereof, corporate governance of the Company, compensation of directors and executive compensation, reference is made to Annex B hereto which excerpts certain disclosure from AMAG's 2011 definitive proxy statement filed with the SEC on Schedule 14A on April 18, 2011, which is incorporated herein by reference.

STOCKHOLDER PROPOSALS AND ADVANCE NOTICE PROCEDURES

        Our Nominating and Corporate Governance Committee will consider recommendations for candidates for nominees as directors and proposals for business other than director nominations that are submitted by stockholders. Any recommendation of a nominee for the Board or any proposal for business other than director nominations by our stockholders with respect to our 2012 Annual Meeting must be submitted in writing to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421, attention: Secretary, and must be received by us no earlier than 120 days prior to the anniversary of our 2011 Annual Meeting and no later than 90 days prior to the anniversary of our 2011 Annual Meeting. If the date of our 2012 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of our 2011 Annual Meeting, any stockholder recommendation or proposal must be received by us no earlier than the close of business on the 120th day prior to such advanced or delayed annual meeting date and no later than the close of business on the later of (i) the 90th day prior to such advanced or delayed annual meeting date and (ii) the 10th day following the first public announcement of the meeting date.

        Any such communication with respect to a candidate for nomination as a director must (i) describe why the candidate meets the Board's criteria described above; (ii) include the candidate's and recommender's names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated; (iii) include the proposed nominee's written consent to serve as a nominee, if nominated, and as a director, if elected; and (iv) contain any additional information required by Regulation 14A under the Exchange Act.

        Any such communication with respect to the proposal of business other than director nominations must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder or any stockholder associated person. "Stockholder associated person" means with respect to any stockholder (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder; (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder; and (iii) any person controlling, controlled by or under common control with such stockholder associated person.

        Additionally, the stockholder must provide the following information with respect to such stockholder and any stockholder associated person:

  •
  The name and address of such stockholder, as they appear on our books, and of such stockholder associated person;

  •
  The class and number of our shares which are owned beneficially and of record by such stockholder and such stockholder associated person;

  •
  Whether either such stockholder or stockholder associated person intends to deliver a proxy statement and form of proxy to holders of, in the case of a nomination or nominations for director, a sufficient number of holders of our voting shares to elect such nominee or nominees or in the case of any other proposal, at least the percentage of our voting shares required under applicable law to carry such proposal;

  •
  Whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any such stockholder associated person with respect to any shares of our stock; and

  •
  All contracts, arrangements, understandings and relationships with respect to the stockholders' investment in the Company, including with other stockholders, potential investors in the Company and potential transaction advisers such as financial advisers, legal counsel and proxy solicitation firms.

        The Board may request additional information from either the stockholder making the recommendation or the person recommended. Stockholder recommendations that meet the requirements set forth above will be considered using the same criteria as other candidates and proposals considered by our Nominating and Corporate Governance Committee.

        Additional requirements for stockholder director nominations and proposals other than director nominations appear in our Bylaws. Only such individuals who are nominated in accordance with the procedures described above and in our Bylaws will be eligible for election by stockholders as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth above and in our Bylaws.

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421, attention: Secretary and must be received by us no later than December 20, 2011. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Exchange Act.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

        Some banks, brokers, and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Consent Revocation Statement, a notice of annual meeting and proxy statement and an annual report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of any document, please contact our Investor Relations Department at (617) 498-3300 or 100 Hayden Avenue, Lexington, Massachusetts, 02421, attention: Investor Relations Department or Georgeson Inc. at 199 Water Street, 26th Floor, New York, NY 10038, or via e-mail at amag@georgeson.com.

        If you want to receive separate copies of our proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

        We appreciate your support and encouragement.

On Behalf of the Board,

Joseph L. Farmer Secretary

 IMPORTANT INFORMATION REGARDING CONSENT REVOCATION

        The Board urges you NOT to return any GOLD consent card solicited by MSMB Capital. If you have previously returned any such GOLD consent card, you have every right to revoke your consent. Simply complete, sign, date and mail the enclosed GREEN Consent Revocation Card in the postage-paid envelope provided.

        For additional information or assistance, please call Georgeson Inc., our proxy solicitor, at 199 Water Street, 26th Floor, New York, NY 10038; Tel: (888) 206-0860 (Toll-free); (Bankers and brokers please call: (212) 440-9800); e-mail: amag@georgeson.com.

        Stockholders may also obtain, free of charge, copies of this consent revocation statement, and any other documents filed by the Company with the SEC in connection with the consent solicitation or any tender offer at the SEC's website at http://www.sec.gov and at the Company's website at http://www.amagpharma.com, under the heading "Investors."

        WE URGE STOCKHOLDERS TO REJECT THE MSMB CONSENT SOLICITATION AND REVOKE ANY CONSENT PREVIOUSLY SUBMITTED.

        DO NOT DELAY. IN ORDER TO HELP ENSURE THAT THE CURRENT BOARD IS ABLE TO ACT IN YOUR BEST INTERESTS, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GREEN CONSENT REVOCATION CARD AS PROMPTLY AS POSSIBLE.

ANNEX A

Information Regarding Participants

        Under applicable SEC regulations, each member of the Company's Board and certain of its executive officers and other employees may be deemed "participants," or the Participants, in the solicitation of revocations of consents in connection with the MSMB Proposals. The following sets forth the name, principal business address and the present office or other principal occupation or employment, and the name, principal business and the address of any corporation or other organization in which such employment is carried on, of each Participant who may solicit revocations of consents from stockholders of the Company.

Directors

        The principal occupations of the Company's directors who are deemed Participants in this solicitation are set forth below, together with the name and principal business address of the director-participants' organization of employment:

Name	Principal Occupation	Business Address
Joseph V. Bonventre, M.D., Ph.D.	Director of the Renal Division, Brigham and Women's Hospital	Brigham and Women's Hospital 75 Francis Street Boston, MA 02115
Michael Narachi	President and Chief Executive Officer of Orexigen Therapeutics, Inc.	Orexigen Therapeutics, Inc. 3344 North Torrey Pines Court Suite 200 La Jolla, CA, 92037
Robert J. Perez	Executive Vice President and Chief Operating Officer of Cubist Pharmaceuticals, Inc.	Cubist Pharmaceuticals, Inc. 65 Hayden Avenue Lexington, MA 02421
Lesley Russell, MB.Ch.B., MRCP	Executive Vice President and Chief Medical Officer of Cephalon, Inc.	Cephalon, Inc. 41 Moores Road Frazer, PA 19355
Davey S. Scoon	Chairman, Board of Directors of Tufts Health Plan	Tufts Health Plan 705 Mount Auburn Street Watertown, MA 02472
Ron Zwanziger	Chairman and Chief Executive Officer of Alere, Inc.	Alere, Inc. 51 Sawyer Road Suite 200 Waltham, MA 02453

Other Participants

        The principal occupations of each of the Company's executive officers and other employees who will be deemed Participants in the solicitation are set forth below and the principal business address of each such person is 100 Hayden Avenue, Lexington, Massachusetts 02421:

Name	Principal Occupation
Amy Sullivan	Vice President of Corporate Communications and Investor Relations
Frank E. Thomas	Executive Vice President and Chief Financial Officer

 Information Regarding Ownership of Our Securities By Participants

        The following table sets forth the amount of each class of the Company's securities beneficially owned by each Participant as of the Record Date, including the number of securities for which beneficial ownership can be acquired within 60 days of such date. No Participant listed below owns any equity securities of the Company of record that such Participant does not own beneficially.

Name	Amount and Nature of Beneficial Ownership	Percentage of Class
Joseph V. Bonventre, M.D., Ph.D.(1)	21,799	*
Michael Narachi(2)	43,184	*
Robert J. Perez(3)	16,299	*
Lesley Russell, MB.Ch.B., MRCP(4)	12,500	*
Davey S. Scoon(5)	24,393	*
Amy Sullivan(6)	10,919	*
Frank E. Thomas	—	—
Ron Zwanziger(7)	27,066	*

*
Less than 1%

(1)
Comprised of 18,033 shares issuable to Dr. Bonventre pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Dr. Bonventre pursuant to RSUs expected to vest within 60 days of the Record Date.

(2)
Comprised of 35,651 shares issuable to Mr. Narachi pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Mr. Narachi pursuant to RSUs expected to vest within 60 days of the Record Date.

(3)
Comprised of 12,533 shares issuable to Mr. Perez pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 633 shares issuable to Mr. Perez pursuant to RSUs expected to vest within 60 days of the Record Date.

(4)
Comprised of 9,666 shares issuable to Dr. Russell pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Dr. Russell pursuant to RSUs expected to vest within 60 days of the Record Date.

(5)
Comprised of 20,627 shares issuable to Mr. Scoon pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Mr. Scoon pursuant to RSUs expected to vest within 60 days of the Record Date.

(6)
Comprised of 7,750 shares issuable to Ms. Sullivan pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 2,500 shares issuable to Ms. Sullivan pursuant to RSUs expected to vest within 60 days of the Record Date.

(7)
Comprised of 23,300 shares issuable to Mr. Zwanziger pursuant to options currently exercisable or exercisable within 60 days of the Record Date and 316 shares issuable to Mr. Zwanziger pursuant to RSUs expected to vest within 60 days of the Record Date. Excludes 2,500 shares held in trust for the benefit of Mr. Zwanziger's children. Mr. Zwanziger's sister maintains sole investment and voting power with respect to the shares held by the trust.

Information Regarding Transactions in Our Securities by Participants

        The following table sets forth information regarding acquisitions and dispositions of the Company's securities by Participants during the two years immediately preceding the date of this Consent Revocation Statement. No part of the purchase price or market value of any of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name of Participant	Date	Acquired		Disposed
Joseph V. Bonventre, M.D., Ph.D.	5/24/2011	3,800	(1)
	5/24/2011	1,900	(2)
	5/25/2010	5,000	(1)
	5/25/2010	2,500	(2)
Michael Narachi	5/24/2011	7,600	(1)
	5/24/2011	3,800	(2)
	5/25/2010	10,000	(1)
	5/25/2010	5,000	(2)
Robert J. Perez	5/24/2011	3,800	(1)
	5/24/2011	1,900	(2)
	5/25/2010	5,000	(1)
	5/25/2010	2,500	(2)
Lesley Russell, MB.Ch.B., MRCP	5/24/2011	3,800	(1)
	5/24/2011	1,900	(2)
	5/25/2010	3,800	(1)
	5/25/2010	1,900	(2)
	12/16/2009	3,333	(1)
Davey S. Scoon	5/24/2011	3,800	(1)
	5/24/2011	1,900	(2)
	5/25/2010	5,000	(1)
	5/25/2010	2,500	(2)
Amy Sullivan	6/3/2010	216
	6/1/2010	216
	11/20/2009	400
	11/20/2009	100
Frank E. Thomas	8/1/2011	60,000
	8/1/2011	20,000
Ron Zwanziger	5/24/2011	3,800	(1)
	5/24/2011	1,900	(2)
	5/25/2010	5,000	(1)
	5/25/2010	2,500	(2)

(1)
Grant of stock option pursuant to the AMAG Pharmaceuticals, Inc. Second Amended and Restated 2007 Equity Incentive Plan

(2)
Grant of RSU pursuant to the AMAG Pharmaceuticals, Inc. Second Amended and Restated 2007 Equity Incentive Plan

 Miscellaneous Information Concerning Participants

        Except as described in this Annex A or otherwise disclosed in this Consent Revocation Statement (including Annex B hereto), to the Company's knowledge:

  •
  No associate of any Participant beneficially owns, directly or indirectly, any securities of the Company.

  •
  No Participant beneficially owns, directly or indirectly, any securities of any subsidiary of the Company.

  •
  Since the beginning of the Company's last fiscal year, no Participant or any of his or her associates or immediate family members was a party to any transaction, or is to be a party to any currently proposed transaction, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeded or exceeds $120,000, and (iii) any such Participant, associate or immediate family member had or will have a direct or indirect material interest.

  •
  Other than as set forth in the Consent Revocation Statement, there are no material legal proceedings in which any of the directors or executive officers of the Company is a party adverse to the Company or any of its subsidiaries, or proceedings in which such directors or executive officers have a material interest adverse to the Company or any of its subsidiaries. None of the Company or any of the other Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Each of the Company's directors is entitled to indemnification under the Bylaws and has an indemnification agreement with the Company, in each case, which may be applicable to the ongoing litigation described in the Consent Revocation Statement.

  •
  No Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

  •
  No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

  •
  No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon with respect to the Consent Solicitation.

ANNEX B

        The following disclosure in this Annex B consists of excerpted sections from AMAG's 2011 definitive proxy statement for AMAG's 2011 annual meeting of stockholders filed with the SEC on April 18, 2011, updated to reflect the resignation of David Arkowitz, our former Executive Vice President, Chief Financial Officer and Chief Business Officer, effective June 24, 2011, the departure of Brian J.G. Pereira, M.D., our former director and our former President and Chief Executive Officer, effective November 4, 2011, and the departure of Gary J. Zieziula, our former Executive Vice President and Chief Commercial Officer, effective November 4, 2011. Mr. Arkowitz is serving in a consulting capacity with AMAG through December 2011, and Dr. Pereira is serving in a consulting capacity with AMAG until June 30, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions Policy and Procedures

        Related person transactions have the potential to create actual or perceived conflicts of interest between the Company and its directors and executive officers or their immediate family members. In accordance with our policy regarding related person transactions and its charter, the Audit Committee of our Board is charged with the responsibility of reviewing and approving or ratifying any related person transactions. To assist in identifying such transactions, the Company distributes questionnaires to its directors and officers on an annual basis.

        Current SEC rules define a related person transaction to include any transaction, arrangement or relationship in which the Company is a participant and in which any related person, which is comprised of the following persons, has or will have a direct or indirect interest:

  •
  an executive officer, director or director nominee of the Company;

  •
  any person who is known to be the beneficial owner of more than 5% of AMAG Common Stock;

  •
  any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of AMAG Common Stock; or

  •
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any of the foregoing persons, has a 5% or greater beneficial ownership interest.

        Our Board has adopted a written related person transactions policy, which provides that any related person transaction shall be consummated or shall continue only if:

  •
  the Audit Committee approves or ratifies such transaction in accordance with our related person transactions policy and if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third person;

  •
  the transaction is approved by the majority of the disinterested members of the Board; or

  •
  if the transaction involves compensation, it is approved by the Compensation Committee or the Board.

        The policy defines related persons to include those defined as such under the current SEC rules described above and a related person transaction as a transaction between the Company and any related person (including those transactions defined as related person transactions under the current SEC rules), provided that transactions between a related person and the Company that are available to all employees generally and transactions with a related person in a given fiscal year that involve an aggregate of less than $10,000 must be reported to the Board but do not require approval under the policy.

        Under the policy, related person transactions should be submitted to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Audit Committee, provided, that, if such ratification shall not be forthcoming, management must make all reasonable efforts to cancel or annul such transaction. In determining whether to approve a related person transaction, consideration is given to whether approval thereof would affect the independent status of any current member of our Board. If approval of a transaction would cause less than a majority of our Board to be independent, such transaction will not be approved.

Transactions with Related Persons

        We have entered into indemnification agreements with all of our directors and executive officers. We also intend to execute these agreements with our future executive officers and directors.

        We have also entered into certain arrangements with our executive officers with respect to change of control and severance arrangements. See the sections below entitled "Change of Control and Severance Compensation" and "Potential Payments Upon Termination or Change of Control" for a description of the terms of such arrangements.

        We also regularly grant equity awards to our executive officers and our non-employee directors. See "Director Compensation" and "Compensation Discussion and Analysis" below for a description of our general policies and practices with respect to such grants.

LIMITATION OF LIABILITY AND INDEMNIFICATION

        Section 145 of the DGCL, or Section 145, empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or another enterprise if serving at the request of the corporation. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper. Section 145 further provides that to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith.

        Our Certificate of Incorporation, as amended, provides that we shall, to the fullest extent permitted by law, indemnify all of our directors, officers, employees and agents. The Certificate of Incorporation also contains a provision eliminating the liability of our directors to the Company or our stockholders for monetary damages, to the fullest extent permitted by law. The Certificate of Incorporation also permits us to maintain insurance to protect the Company and any director, officer, employee or agent against any liability, whether or not we would have the power to indemnify such persons under the DGCL. The Certificate of Incorporation also permits us to enter into agreements with any director, officer, employee or agent providing for indemnification rights equivalent to or greater than the indemnification rights set forth in the Certificate of Incorporation. We have entered into indemnification agreements with all of our directors and our executive officers and certain of our employees.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

        The Board has determined that each current director is "independent" as such term is defined in the listing standards of the NASDAQ Global Select Market, or NASDAQ, and SEC rules. The Board has affirmatively determined that no independent director has any material relationship with us that would interfere with the exercise of independent judgment.

        In reaching the foregoing conclusion, the Board considered that Dr. Bonventre's daughter is employed by our independent registered public accounting firm, PricewaterhouseCoopers LLP. The Board determined that neither of the foregoing relationships compromised the independence of Dr. Bonventre or his status as a non-employee director.

MEETINGS OF THE BOARD OF DIRECTORS

        Our Board met fourteen times and acted by unanimous written consent twice during the year ended December 31, 2010. Each director participated in at least 75% of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served during the portion of the last fiscal year for which such person was a director or committee member. It is our policy that our directors are expected to attend each annual meeting of stockholders. All of our then serving directors attended our Annual Meeting for the year ended December 31, 2009.

        In addition, our independent directors meet regularly and at least annually in executive session without the presence of our non-independent director and management.

COMMITTEES OF THE BOARD OF DIRECTORS

        Under our Bylaws, our Board may designate committees comprised of members of the Board to exercise the power and authority of the Board in the management of the business and affairs of the Company, subject to limitations imposed by law. Our Board currently has the following permanent committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership information for the current composition of these committees:

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Joseph V. Bonventre, M.D., Ph.D.	—		—		X
Michael Narachi	—		—		—
Robert J. Perez	X		X	*	—
Lesley Russell, MB.Ch.B., MRCP	X		—		—
Davey S. Scoon	X	*	X		X
Ron Zwanziger	—		—		X	*

*
Committee Chairman

Audit Committee

        Our Board has a standing Audit Committee, currently composed of Messrs. Scoon (Chairman) and Perez and Dr. Russell, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ and SEC rules. Based on Mr. Scoon's extensive financial and accounting experience gained through the various executive and board positions he has held over the past thirty years, including his tenure as Chief Financial Officer and/or Chief Administrative Officer of several companies, our Board has determined that Mr. Scoon qualifies as an "audit committee financial expert" as defined by SEC rules. The Board has also determined that Mr. Perez and Dr. Russell possess the requisite financial sophistication to qualify them for service on the Audit Committee in accordance with SEC rules. The current charter of the Audit Committee is available on our website at www.amagpharma.com, under the heading "Investors."

        Pursuant to its charter, the Audit Committee's general responsibilities include, among other things, the following:

  •
  Evaluating and selecting our independent registered public accounting firm;

  •
  Reviewing our audited and unaudited financial statements;

  •
  Reviewing and discussing the adequacy of our internal financial and accounting processes and internal control over financial reporting with management and our independent registered public accounting firm;

  •
  Supervising the relationship between the Company and our independent registered public accounting firm;

  •
  Reviewing and authorizing the scope of both audit and non-audit services and related fees;

  •
  Evaluating the independence of our independent registered public accounting firm; and

  •
  Reviewing and approving related person transactions.

        The Audit Committee is empowered to engage such independent advisors, including external consultants, as it deems necessary or appropriate to carry out its responsibilities. The Audit Committee conducted nine formal meetings during the year ended December 31, 2010.

Report of the Audit Committee(1)

        The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010 with management of the Company. The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of its examinations, its evaluation of our internal control over financial reporting, and the overall quality of our financial reporting. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee has discussed with PricewaterhouseCoopers LLP that firm's independence from management and the Company and considered the compatibility of the firm's provision of non-audit services with maintaining the firm's independence and found the provision of such services to be compatible with the firm's independence.

(1)
The material in this report is not "soliciting material," is furnished to, but not deemed "filed" with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Exchange Act, other than the Company's Annual Report on Form 10-K, where it shall be deemed to be "furnished," whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        In reliance on the reviews and discussions referred to above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

        Respectfully Submitted by the Audit Committee of the Board of Directors of AMAG Pharmaceuticals, Inc.,

Davey S. Scoon, Chairman Robert J. Perez Lesley Russell

Compensation Committee

        Our Board has a standing Compensation Committee, currently composed of Messrs. Perez (Chairman), Narachi and Scoon, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ and SEC rules and is a "non-employee director" under applicable SEC rules. The current charter of the Compensation Committee is available on our website at www.amagpharma.com, under the heading "Investors." The Compensation Committee conducted twelve formal meetings, and the Committee or its Chairman acted by unanimous written consent twice during the year ended December 31, 2010.

        Pursuant to its charter, the Compensation Committee's general responsibilities include, among other things, the following:

  •
  The review, negotiation, authorization and approval of the recruitment, hiring and compensation for any of our executive officers, other than our Chief Executive Officer or President, and any other of our officers with a title of Senior Vice President or higher;

  •
  The review and recommendation to the full Board for approval of the compensation of our Chief Executive Officer, President and any other officer position with a title of Senior Vice President or higher which was not provided for in a Board-approved budget, each of which must be approved by all independent members of the Board;

  •
  Subject to certain limitations, the administration and grant of awards under our existing stock option, stock incentive, employee stock purchase and other equity-based award plans;

  •
  The review and recommendation to the full Board with respect to certain incentive compensation plans and director compensation plans; and

  •
  The engagement of independent advisors as it deems necessary or appropriate to carry out its responsibilities.

Compensation Committee Interlocks and Insider Participation

        None of the directors who served on the Compensation Committee during fiscal 2010, including Messrs. Perez, Narachi and Scoon, is or has been an officer or employee of the Company or had any relationship that is required to be disclosed as a transaction with a related party. During the year ended December 31, 2010, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or our Compensation Committee.

 Compensation Committee Report(2)

        The Compensation Committee has reviewed the "Compensation Discussion and Analysis" section of this Proxy Statement and discussed such section with management. Based on its review and discussions and its ongoing involvement with executive compensation matters, the Compensation Committee recommended to the Board that the "Compensation Discussion and Analysis" section of this Proxy Statement be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2010. This report is provided by the following independent directors who comprise the Compensation Committee:

Robert J. Perez, Chairman Michael Narachi Davey S. Scoon

Nominating and Corporate Governance Committee

        Our Board has established a standing Nominating and Corporate Governance Committee, which is currently composed of Messrs. Zwanziger (Chairman) and Scoon and Dr. Bonventre, each of whom is "independent" as such term is defined in the listing standards of the NASDAQ and SEC rules. The current charter for the Nominating and Corporate Governance Committee is available on our website at www.amagpharma.com, under the heading "Investors." The Nominating and Corporate Governance Committee conducted one formal meeting during the year ended December 31, 2010.

        Pursuant to its charter, the Nominating and Corporate Governance Committee's general responsibilities include, among other things, the following:

  •
  Identifying individuals qualified to become members of our Board;

  •
  Selecting or recommending the director nominees for each annual meeting of stockholders or when vacancies occur;

  •
  Developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines; and

  •
  Providing oversight of and guidance with respect to our internal compliance program.

        Although the Nominating and Corporate Governance Committee has not established specific minimum qualifications for recommended nominees or specific qualities or skills for our directors to possess, our Corporate Governance Guidelines provide that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. In considering candidates to serve as directors, the Nominating and Corporate Governance Committee uses a subjective process for identifying and evaluating nominees for director based on consideration of all factors it deems relevant. In addition, our Corporate Governance Guidelines set forth general criteria for nomination as a director, which include the following:

  •
  Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

(2)
The material in this report is not "soliciting material," is furnished to, but not deemed "filed" with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Exchange Act, other than the Company's Annual Report on Form 10-K, where it shall be deemed to be "furnished," whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

  •
  Nominees should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

  •
  Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

  •
  Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

  •
  Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's stockholders and to fulfill the responsibilities of a director.

  •
  Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

  •
  Nominees should normally be able to serve for at least five years before reaching the age of 80.

        As provided in the criteria set forth in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee believes that the value of diversity on the Board should be considered as one of a number of factors that it takes into account in evaluating nominees and the Board as a whole. For this purpose the Nominating and Corporate Governance Committee evaluates diversity in terms of race, religion, national origin, gender, sexual orientation, and disability, as well as differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to heterogeneity on the Board.

        Our Corporate Governance Guidelines also provide that the re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. The Nominating and Corporate Governance Committee considers the existing directors' performance on our Board and its committees in making its nomination recommendations. In seeking candidates for directors, members of our Nominating and Corporate Governance Committee may use their business, professional and personal contacts, accept the recommendations from other Board members, stockholders or management, or engage a professional search firm.

Stockholder Recommendations For Nominees As Directors And The Proposal Of Other Business

        Our Nominating and Corporate Governance Committee will consider recommendations for candidates for nominees as directors and proposals for business other than director nominations that are submitted by stockholders. Any recommendation of a nominee for the Board or any proposal for business other than director nominations by our stockholders with respect to our 2012 Annual Meeting must be submitted in writing to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421, attention: Secretary, and must be received by us no earlier than 120 days prior to the anniversary of our 2011 Annual Meeting and no later than 90 days prior to the anniversary of our 2011 Annual Meeting. If the date of our 2012 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of our 2011 Annual Meeting, any stockholder recommendation or proposal must be received by us no earlier than the close of business on the 120th day prior to such advanced or delayed annual meeting date and no later than the close of business on the later of (i) the 90th day prior to such advanced or delayed annual meeting date and (ii) the 10th day following the first public announcement of the meeting date.

        Any such communication with respect to a candidate for nomination as a director must (i) describe why the candidate meets the Board's criteria described above; (ii) include the candidate's and recommender's names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated; (iii) include the proposed nominee's written consent to serve as a nominee, if nominated, and as a director, if elected; and (iv) contain any additional information required by Regulation 14A under the Exchange Act.

        Any such communication with respect to the proposal of business other than director nominations must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder or any stockholder associated person. "Stockholder associated person" means with respect to any stockholder (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder; (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder; and (iii) any person controlling, controlled by or under common control with such stockholder associated person.

        Additionally, the stockholder must provide the following information with respect to such stockholder and any stockholder associated person:

  •
  The name and address of such stockholder, as they appear on our books, and of such stockholder associated person;

  •
  The class and number of our shares which are owned beneficially and of record by such stockholder and such stockholder associated person;

  •
  Whether either such stockholder or stockholder associated person intends to deliver a proxy statement and form of proxy to holders of, in the case of a nomination or nominations for director, a sufficient number of holders of our voting shares to elect such nominee or nominees or in the case of any other proposal, at least the percentage of our voting shares required under applicable law to carry such proposal;

  •
  Whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any such stockholder associated person with respect to any shares of our stock; and

  •
  All contracts, arrangements, understandings and relationships with respect to the stockholders' investment in the Company, including with other stockholders, potential investors in the Company and potential transaction advisers such as financial advisers, legal counsel and proxy solicitation firms.

        The Board may request additional information from either the stockholder making the recommendation or the person recommended. Stockholder recommendations that meet the requirements set forth above will be considered using the same criteria as other candidates and proposals considered by our Nominating and Corporate Governance Committee.

        Additional requirements for stockholder director nominations and proposals other than director nominations appear in our Bylaws. Only such individuals who are nominated in accordance with the procedures described above and in our Bylaws will be eligible for election by stockholders as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth above and in our Bylaws.

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421,

attention: Secretary and must be received by us no later than December 20, 2011. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Exchange Act.

        If you wish to submit a proposal that is not to be included in next year's proxy materials or wish to nominate a director, you must submit such proposal or nomination in writing to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421, attention: Secretary. Such proposal or nomination must be received by us no earlier than January 25, 2012 and no later than February 24, 2012 and must satisfy the requirements described in this section and in our Bylaws.

        In order to curtail controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

        Our Board believes it is important for stockholders to send communications to our Board. Accordingly, any stockholder who desires to communicate with our directors, individually or as a group, may do so by e-mailing the party or parties to whom the communication is intended at contactus@amagpharma.com or by writing to the party or parties for whom the communication is intended, to our principal executive offices at 100 Hayden Avenue, Lexington, Massachusetts 02421, attention: Secretary. Our Secretary will then deliver any communication to the appropriate party or parties.

BOARD LEADERSHIP STRUCTURE

        Our Board is led by an independent Chairman, Mr. Narachi, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas, and to determine the materials distributed to the Board. Although we do not have a formal policy regarding whether the offices of Chairman of the Board and Chief Executive Officer should be separate, our Board believes that the existing leadership structure, with the separation of the Chairman of the Board and Chief Executive Officer roles, enhances the accountability of the Chief Executive Officer to the Board and strengthens the Board's independence from management. In addition, the Board believes that having an independent Chairman of the Board creates an environment that is more conducive to the objective evaluation and oversight of management's performance, increasing management accountability, and improving the ability of the Board to monitor whether management's actions are in the best interests of the Company and our stockholders. The Board also believes that an independent Chairman of the Board would help ensure that any potential strategic transactions involving the Company are evaluated independently and in light of the best interests of our stockholders. Finally, separating these roles alleviates the administrative burden on the Chief Executive Officer and allows him to focus his efforts on running our business and managing the Company in the best interests of our stockholders.

THE BOARD'S ROLE IN RISK OVERSIGHT

        The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. The Board believes that risk can arise in any decision or action taken by the Company, whether strategic or operational. The Board, therefore, seeks to ensure that risk management principles are incorporated in all of the Company's management processes and in the responsibilities of its employees at every level. This comprehensive approach is reflected in the reporting processes by which our management provides timely and comprehensive information to the Board to support the Board's role in oversight, approval, and decision-making.

        The Board closely monitors the information it receives and/or requests from management and provides oversight and guidance to our senior management team concerning the assessment and management of risk. The Board approves the Company's high level goals, strategies, and policies to set the tone and direction for appropriate risk taking within the business. The Board and its committees then emphasize this tone and direction in its oversight of management's implementation of the Company's goals, strategies, and policies.

        Our senior executives regularly attend meetings of the Board and its committees and provide the Board and its committees with regular reports regarding the Company's operations, strategies, and objectives and the risks inherent within them. Board and committee meetings also provide a venue for directors to discuss issues with, request additional information from, and provide guidance to, senior management. The Board and its committees call special meetings and request information and reports from senior management when necessary to address specific issues. In addition, our directors have direct access to senior management to discuss any matters of interest, including those related to risk. Those members of management most knowledgeable of the issues regularly attend Board and committee meetings to provide additional insight into items being discussed, including risk exposures.

        The Board has delegated oversight for matters involving certain specific areas of risk exposure to its three standing committees. Each committee reports to the Board at regularly scheduled Board meetings, and more frequently if appropriate, with respect to the matters and risks for which the committee provides oversight. Each committee is also authorized and empowered to retain such independent advisors as the committee deems to be appropriate in order to discharge its responsibilities under such committee's charter, and such independent advisors attend committee meetings as appropriate.

        The Audit Committee oversees the integrity of our financial statements, reporting process and internal controls, the relationship with our independent registered public accounting firm, including their qualifications, independence and performance, and the Company's corporate finance matters, including its capital structure. The Audit Committee also provides oversight with respect to the Company's risk management process, discussing with management the Company's significant financial risk exposures, steps management has taken to monitor, control and report such exposures, and our policies with respect to risk assessment and risk management.

        Our Compensation Committee is responsible primarily for the design and oversight of the Company's executive compensation policies, plans and practices. A key objective of the Compensation Committee is to ensure that the Company's overall executive compensation program appropriately links pay to performance and aligns the interests of the Company's executives with our stockholders. The Compensation Committee also monitors the design and administration of the Company's overall incentive compensation programs to ensure that they include appropriate safeguards to avoid encouraging unnecessary or excessive risk taking by Company employees. Elements of our executive compensation program that mitigate excessive risk taking, such as our combination of short- and long-term incentives, are described below under "Compensation Discussion and Analysis."

        The Nominating and Corporate Governance Committee oversees risks related to our corporate governance, including Board and director performance, director succession, director education and the Company's Corporate Governance Guidelines and other governance documents. The Nominating and Corporate Governance Committee also oversees the Company's overall compliance program, with particular emphasis on the risks associated with our healthcare compliance program. Notwithstanding the foregoing, in 2010 the full Board took responsibility for oversight of the Company's healthcare compliance program due to the existence of a then ongoing federal government investigation regarding certain healthcare compliance matters involving the Company, which investigation has since been closed.

 RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAM

        Our Compensation Committee believes that risks arising from our compensation policies and practices for our employees are not likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to take excessive risks. The considerations which led the Compensation Committee to this conclusion include the following:

  •
  We provide executives with a competitive base salary, typically at or above the median of that provided by our peer group described under the subsection entitled "Peer Group" in the "Compensation Discussion and Analysis" section of this Proxy Statement. We believe these base salary levels mitigate risk-taking behavior by providing reasonable predictability in the level of income earned by each executive and alleviating pressure on executives to focus exclusively on stock price performance to the detriment of other important business metrics;

  •
  We utilize a mixture of compensation elements that is intended to be at or above the median value offered to similarly-situated executives in our peer group, with significant weighting towards long-term incentive compensation, which discourages short-term risk taking;

  •
  Our performance goals reflect a balanced mix of performance measures to avoid excessive weight on a certain goal or performance measure and are intended to be challenging yet attainable, so that it is more likely than not that the executives will earn a substantial portion of their target bonus annually, which mitigates the potential that our executives will take excessive risks. Our Compensation Committee views 2010, a year with respect to which none of our executives was paid a performance bonus, as an aberration and expects that going forward, our executives will earn a substantial portion of their annual target bonus amount;

  •
  Short-term incentives in the form of annual performance bonus payouts are generally capped at 150% of the target amount, unless the Compensation Committee or the Board determines that extraordinary performance warrants a higher payout, which the Compensation Committee believes mitigates the likelihood that our executives will take excessive risks. None of our executives have ever received a bonus payout in excess of 150% of such executive's target amount to date;

  •
  Equity incentive awards are granted annually and generally vest annually over three to four years, so executives always have a significant amount of unvested awards that could decrease significantly in value if our business is not managed for the long-term;

  •
  Compliance, ethical behavior and adherence to our corporate values and policies are integral factors considered in all performance assessments, and the Board and the Compensation Committee retain discretion to adjust compensation based on both the quality of Company and individual performance and adherence to the Company's values and compliance programs, among other things; and

  •
  We have a robust system of internal controls and a comprehensive compliance program, which includes extensive training of all employees, which we believe promotes a culture of ethical behavior and compliance, as well as an appropriate attitude toward risk-taking.

CODE OF ETHICS

        Our Board has adopted a Code of Ethics applicable to all of our employees and directors, and it is available on our website at www.amagpharma.com, under the heading "Investors." Any amendments to or waivers of the Code of Ethics that apply to our principal executive officer, principal financial officer or principal accounting officer and that relate to any element of the definition of the term "code of ethics," as that term is defined by the SEC, will be posted on our website at the address above within four business days of such amendment or waiver.

DIRECTOR COMPENSATION

Overview

        We seek to attract exceptional talent to serve on the Board and, therefore, the Company's policy is to compensate directors competitively relative to comparable companies. In addition, our Corporate Governance Guidelines provide that directors should be incentivized to focus on long-term stockholder value. Accordingly, director compensation is comprised of a mix of cash and equity compensation. The Board believes that including equity as part of director compensation helps align the interests of directors with those of the Company's stockholders. The Board also believes that it is appropriate for the Chairman of the Board and the Chairman of each standing committee of the Board to receive additional compensation for the additional workload and time commitment required for Board members who serve in such capacities. Our policy is that directors who are also employees of the Company shall receive no additional compensation for Board or committee service.

2010 Review of Our Non-Employee Director Compensation Policy

        Under its charter, the Compensation Committee of the Board is charged with periodically reviewing and making recommendations to the Board with respect to director compensation. In addition, our Corporate Governance Guidelines provide that the Compensation Committee shall, from time to time, present a report to the Board comparing the Company's director compensation to that of comparable peer companies.

        In 2010, in accordance with its charter and our Corporate Governance Guidelines, the Compensation Committee retained Frederic W. Cook & Co., Inc., an independent compensation consulting firm, or F.W. Cook, to review our then-current non-employee director compensation policy, compare it to the director compensation practices of our peer group companies, and provide any recommendations for changes. The peer group used by F.W. Cook in conducting its evaluation was the same peer group described under the subsection entitled "Peer Group" in the "Compensation Discussion and Analysis" section of this Proxy Statement.

        In its report, F.W. Cook concluded, among other things, that the cash compensation currently being provided to our directors was significantly below the median, and that the total annual value of compensation being provided to our non-employee directors was among the lowest, relative to that being paid to non-employee directors on the boards of our peer group companies. The F.W. Cook report also observed several minor differences in the design and structure of our non-employee director compensation policy relative to those of many of our peer group companies. Accordingly, the F.W. Cook report contained a number of recommendations for proposed amendments to our then existing non-employee director compensation policy to, among other things, ensure that the value of total annual compensation being offered to non-employee directors on our Board was more competitive and closer to the median of that being offered by the companies in our peer group.

        The Compensation Committee considered the recommendations contained in the F.W. Cook report and made the following recommendations to the full Board:

  •
  The target total annual compensation, including cash and equity but excluding any additional pay for committee service, should be increased from its current level to place the total annual compensation of the Company's non-employee directors closer to, but still below, the median of the directors of our peer group companies.

  •
  The target total annual compensation for the Chairman of the Board should be set at two times the target total annual compensation paid to other Board members to adequately compensate for the additional responsibilities, workload, and time commitment required from the Chairman.

  •
  No change in the base annual cash retainer payable to members of the Board, including the Chairman.

  •
  Approximately half of the value of the annual equity award should be in the form of non-qualified stock options and approximately half of the value of such award should be in the form of RSUs; provided, that delivery of the shares underlying the RSUs should be deferred until the earlier of (i) the third anniversary of the date of grant and (ii) the date of the director's separation from service to the Company to encourage long-term stock ownership by the directors to ensure that their interests are aligned with the Company's stockholders. The Compensation Committee believed that by splitting the annual equity grant to directors between stock options and RSUs, the directors would be adequately compensated for their time and effort while maintaining alignment of the directors' long-term interests with those of the Company's stockholders.

  •
  The annual Board committee member retainer fees should be adjusted as follows to place the compensation paid to the committee members at approximately the median compensation relative to those of our peer group companies:

  •
  Audit Committee: increase from $5,000 to $10,000 per year

  •
  Compensation Committee: increase from $5,000 to $7,500 per year

  •
  Nominating and Corporate Governance Committee: maintain at $5,000 per year

  •
  The annual Board committee Chairman retainer fees should be adjusted as follows to place the compensation paid to the committee Chairmen at approximately the median compensation relative to those of our peer group companies:

  •
  Audit Committee: increase from $10,000 to $20,000 per year

  •
  Compensation Committee: increase from $10,000 to $15,000 per year

  •
  Nominating and Corporate Governance Committee: maintain at $10,000 per year

  •
  When a new director joins the Board, that individual should receive an equity award comprised of an inducement grant and an annual grant as described in detail below.

  •
  The post-termination exercise period for vested stock options, only with respect to new option grants going forward, should be increased from one year to three years to neutralize market timing on directors' ongoing service decisions.

        In May 2010, based primarily on the foregoing recommendations of the Compensation Committee, the Board amended our Non-Employee Director Compensation Policy to provide for the terms described below under the heading "Our Current Non-Employee Director Compensation Policy."

        F.W. Cook also recommended that the Board consider adopting director stock ownership guidelines. In 2010, the Board amended our Corporate Governance Guidelines to include director stock ownership guidelines, which are discussed in detail below under the heading "Stock Ownership Guidelines."

Our Current Non-Employee Director Compensation Policy

        The following is a summary of our current Non-Employee Director Compensation Policy as adopted by our Board in May 2010. Our Non-Employee Director Compensation Policy applies to each director of the Company who is not an employee of the Company or any affiliate of the Company.

  Equity Grant Upon Initial Appointment or Election as a Director

        Commencing in May 2010, each new non-employee director, on the date of his or her initial appointment or election to the Board, will receive an equity grant comprised of two components: (i) an inducement grant and (ii) an annual grant.

        As an inducement to joining the Board, each new non-employee director will be granted a non-qualified stock option to purchase 6,000 shares of AMAG Common Stock pursuant to the Company's Second Amended and Restated 2007 Equity Incentive Plan, or the 2007 Plan, subject to automatic adjustment in the event of any stock split or other recapitalization affecting AMAG Common Stock. Such option shall vest in equal monthly installments over a period of two years from the date of his or her election to the Board, provided such non-employee director continues to serve as a member of the Board.

        Upon joining the Board, each new non-employee director will also receive an annual equity grant of non-qualified stock options and RSUs on the date of his or her appointment or election as described below under the heading "Annual Equity Grant;" provided, that the amount of options and RSUs will be pro-rated based on the number of expected months of service before the next annual meeting of stockholders. The foregoing options and RSUs will vest in equal monthly installments beginning on the first day of the first full month following appointment or election and continuing on the first day of each month thereafter through the first day of the month in which the next annual meeting of stockholders is to be held, so long as the newly-appointed non-employee director continues to serve as a member of the Board; provided, that delivery of any vested shares of AMAG Common Stock underlying the foregoing RSUs shall be deferred until the earlier of (i) the third anniversary of the date of grant and (ii) the date of the director's separation from service to the Company.

  Annual Equity Grant

        Commencing in May 2010, at the first meeting of the Board following the annual meeting of stockholders, each non-employee director, other than the Chairman, will be provided an equity grant equal to a pre-determined value with reference to comparable annual grants provided to non-employee directors of companies in the Company's then current peer group as established by the Compensation Committee. The exact value and size of the foregoing equity grant will be determined by the Compensation Committee in its reasonable discretion using a Black-Scholes or other equity valuation methodology deemed appropriate by the Compensation Committee and taking into account any advice or recommendations of any independent compensation consultant deemed appropriate by the Compensation Committee.

        One half of the total value of the foregoing annual equity grant will be comprised of a non-qualified stock option to purchase shares of the AMAG Common Stock, and the remaining one half will be comprised of RSUs covering shares of AMAG Common Stock. The foregoing options and RSUs will vest in twelve equal monthly installments beginning on the first day of the first full month following the annual meeting of stockholders and continuing on the first day of each of the following eleven months thereafter, so long as the non-employee director continues to serve as a member of the Board; provided, that delivery of any vested shares of AMAG Common Stock underlying the foregoing RSUs shall be deferred until the earlier of (i) the third anniversary of the date of grant and (ii) the date of the director's separation from service to the Company.

        Commencing in May 2010, at the first meeting of the Board following the annual meeting of stockholders, the Chairman of the Board, provided that he or she is also a non-employee director, will be provided an equity grant comprised of (i) a non-qualified stock option to purchase two times the number of shares of the AMAG Common Stock issuable to other non-employee directors in accordance with the immediately preceding paragraph and (ii) RSUs covering a total of two times the number of shares of AMAG Common Stock issuable to other non-employee directors in accordance with the immediately preceding paragraph. The foregoing options and RSUs will vest in twelve equal monthly installments beginning on the first day of the first full month following the annual meeting of stockholders and continuing on the first day of each of the following eleven months thereafter, so long as the Chairman continues to serve as a member of the Board; provided, that delivery of any vested shares of AMAG Common Stock underlying the foregoing RSUs shall be deferred until the earlier of (i) the third anniversary of the date of grant and (ii) the date of the Chairman's separation from service to the Company.

  Exercise Price and Term of Options

        Each option granted to a non-employee director shall have an exercise price per share equal to the fair market value of AMAG Common Stock on the date of grant of the option, have a term of ten years and shall be subject to the terms and conditions of the 2007 Plan.

  Early Termination of Options or RSUs Upon Termination of Service

        If a non-employee director ceases to be a member of the Board for any reason, any then vested and unexercised options granted to such non-employee director may be exercised by the departing director (or, in the case of the director's death or disability, by the director's personal representative, or the director's survivors) within three years after the date the director ceases to be a member of the Board and in no event later than the expiration date of the option.

        If a non-employee director's service to the Company is terminated, all then vested and undelivered shares underlying any RSUs held by such director shall be delivered to him or her (or, in the case of the director's death or disability, by the director's personal representative, or the director's survivors) as of the date he or she ceases to be a member of the Board.

  Retainer Fees

        Each non-employee director, other than the Chairman, will receive an aggregate annual retainer fee of $30,000, payable in four equal quarterly installments. The Chairman, provided that he or she is also a non-employee director, will receive an aggregate annual retainer fee of $60,000, payable in four equal quarterly installments.

        Each member of each of the Company's standing committees, other than the Chairman, will be paid an additional aggregate annual retainer fee in four equal quarterly installments as follows:

  •
  Audit Committee: $10,000 per year

  •
  Compensation Committee: $7,500 per year

  •
  Nominating and Corporate Governance Committee: $5,000 per year

        The Chairman of each of the standing committees will be paid an additional aggregate annual retainer fee in four equal quarterly installments as follows:

  •
  Audit Committee: $20,000 per year

  •
  Compensation Committee: $15,000 per year

  •
  Nominating and Corporate Governance Committee: $10,000 per year

  Expenses

        Upon presentation of documentation of such expenses reasonably satisfactory to the Company, each non-employee director shall be reimbursed for his or her reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board, committees thereof or in connection with other Board-related business.

Indemnification and Insurance

        We also provide indemnification agreements and director and officer insurance for all directors.

Director Equity Grants for Fiscal 2010

        In May 2010, in accordance with the terms of the revised Non-Employee Director Compensation Policy, the Board granted the Chairman of our Board, Mr. Narachi, an annual equity award to coincide with his one-year term of service from May 2010 to May 2011 comprised of stock options to purchase 7,600 shares of AMAG Common Stock and RSUs covering 3,800 shares of AMAG Common Stock under the 2007 Plan. Each of the foregoing grants vests monthly in twelve equal installments beginning on June 1, 2010; provided, that delivery of the shares of AMAG Common Stock underlying the foregoing RSUs is deferred until the earlier of (i) the third anniversary of the grant date and (ii) the date of Mr. Narachi's separation from service to the Company. The foregoing stock option has an exercise price per share of $31.32, which is equal to the fair market value of a share of AMAG Common Stock on the grant date, and a ten-year term.

        In addition, in May 2010, in accordance with the terms of the revised Non-Employee Director Compensation Policy, each of the non-employee members of the Board other than Mr. Narachi was granted an annual equity award to coincide with his or her one-year term of service from May 2010 to May 2011 comprised of stock options to purchase 3,800 shares of AMAG Common Stock and RSUs covering 1,900 shares of AMAG Common Stock under the 2007 Plan. Each of the foregoing grants vests monthly in twelve equal installments beginning on June 1, 2010; provided, that delivery of the shares of AMAG Common Stock underlying the foregoing RSUs is deferred until the earlier of (i) the third anniversary of the grant date and (ii) the date of the director's separation from service to the Company. Each stock option granted to the non-employee members of the Board has an exercise price per share of $31.32, which is equal to the fair market value of a share of AMAG Common Stock on the grant date, and a ten-year term.

Director Equity Grants for the Service Period From December 2008 to May 2009

        Prior to the May 2010 equity grants, our directors had not received any equity grants since December 2008, a period of 18 months. Our Board had not been granted any equity awards in that period because the Board and the Compensation Committee wanted to complete the overall review of our Non-Employee Director Compensation Policy prior to making any further equity grants. Following its receipt of the 2010 F.W. Cook report and the completion of its evaluation of the Non-Employee Director Compensation Policy, the Compensation Committee and the Board both believed that it was appropriate to provide the directors who had been serving on the Board continuously since December 2008 an additional equity grant to compensate them for their time and effort for the "stub period" of their service from December 2008 to May 2009.

        Accordingly, in May 2010, in accordance with the terms of the revised Non-Employee Director Compensation Policy, the Board granted Mr. Narachi an equity award comprised of stock options to purchase 2,400 shares of AMAG Common Stock and RSUs covering 1,200 shares of AMAG Common Stock under the 2007 Plan. The amount of each of the foregoing awards represents a pro-rated portion of Mr. Narachi's annual grant to coincide with Mr. Narachi's service on the Board during the "stub period" from December 2008 to May 2009. Each of the foregoing grants vests monthly in twelve equal installments beginning on June 1, 2010; provided, that delivery of the shares of AMAG Common Stock underlying the foregoing RSUs is deferred until the earlier of (i) the third anniversary of the grant date and (ii) the date of Mr. Narachi's separation from service to the Company. The foregoing stock option has an exercise price per share of $31.32, which is equal to the fair market value of a share of AMAG Common Stock on the grant date, and a ten-year term.

        In addition, in May 2010, in accordance with the terms of the revised Non-Employee Director Compensation Policy, the Board granted each of the non-employee members of the Board other than Mr. Narachi and Dr. Russell (who did not join the Board until December 2009), an equity award comprised of stock options to purchase 1,200 shares of AMAG Common Stock and RSUs covering 600 shares of AMAG Common Stock under the 2007 Plan. The amount of each of the foregoing awards represents a pro-rated portion of each such director's annual grant to coincide with his or her service on the Board during the "stub period" from December 2008 to May 2009. Each of the foregoing grants vests monthly in twelve equal installments beginning on June 1, 2010; provided, that delivery of the shares of AMAG Common Stock underlying the foregoing RSUs is deferred until the earlier of (i) the third anniversary of the grant date and (ii) the date of the director's separation from service to the Company. Each of the foregoing stock options has an exercise price per share of $31.32, which is equal to the fair market value of a share of AMAG Common Stock on the grant date, and a ten-year term.

Director Compensation for Fiscal 2010

        The following table summarizes the compensation paid to or earned by our non-employee directors during the year ended December 31, 2010.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Joseph V. Bonventre, M.D., Ph.D.(4)	35,000	78,300	66,263	—	179,563
Michael Narachi(5)	67,500	156,600	132,526	—	356,626
Robert J. Perez(6)	48,750	78,300	66,263	—	193,313
Lesley Russell, MB.Ch.B., MRCP(7)	37,500	59,508	50,360	—	147,368
Davey S. Scoon(8)	56,250	78,300	66,263	—	200,813
Ron Zwanziger(9)	40,000	78,300	66,263	—	184,563

(1)
Dr. Pereira, who was also our employee during such period, received no additional compensation for his service on our Board and is therefore not included in this table.

(2)
Represents the aggregate dollar amount of 2010 fees earned or paid in cash for services as a director, including annual retainer fees and committee fees.

(3)
Amounts shown do not reflect compensation actually received by the listed directors but represent the aggregate full grant date fair value of stock awards, which consist of RSUs, and stock option awards granted to our non-employee directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, or FASB ASC 718, disregarding adjustments for forfeiture assumptions. The assumptions used to value the stock option awards are set forth in Note I to our Annual Report on Form 10-K for the year ended December 31, 2010. The reported value of the RSUs awarded in 2010 was calculated by multiplying the closing market price of a share of AMAG Common Stock on the grant date by the number of RSUs granted.

(4)
Dr. Bonventre was a member of the Nominating and Corporate Governance Committee during 2010. In May 2010, Dr. Bonventre was granted an option to purchase 5,000 shares of AMAG Common Stock at an exercise price equal to $31.32. In addition, in May 2010, Dr. Bonventre was granted RSUs covering 2,500 shares of AMAG Common Stock. As of December 31, 2010,

  Dr. Bonventre held outstanding stock options to purchase 19,000 shares and RSUs covering 2,500 shares of AMAG Common Stock.

(5)
Mr. Narachi was the Chairman of the Board and a member of the Compensation Committee during 2010. He also served as Chairman of the Compensation Committee in January and February 2010. In May 2010, Mr. Narachi was granted an option to purchase 10,000 shares of AMAG Common Stock at an exercise price equal to $31.32. In addition, in May 2010, Mr. Narachi was granted RSUs covering 5,000 shares of AMAG Common Stock. As of December 31, 2010, Mr. Narachi held outstanding stock options to purchase 31,835 shares and RSUs covering 5,000 shares of AMAG Common Stock.

(6)
Mr. Perez was a member of the Audit Committee and the Compensation Committee during 2010. In February 2010, he was elected Chairman of the Compensation Committee. In May 2010, Mr. Perez was granted an option to purchase 5,000 shares of AMAG Common Stock at an exercise price equal to $31.32. In addition, in May 2010, Mr. Perez was granted RSUs covering 2,500 shares of AMAG Common Stock. As of December 31, 2010, Mr. Perez held outstanding stock options to purchase 15,000 shares and RSUs covering 2,500 shares of AMAG Common Stock.

(7)
Dr. Russell was a member of the Audit Committee during 2010. In May 2010, Dr. Russell was granted an option to purchase 3,800 shares of AMAG Common Stock at an exercise price equal to $31.32. In addition, in May 2010, Dr. Russell was granted RSUs covering 1,900 shares of AMAG Common Stock. As of December 31, 2010, Dr. Russell held outstanding stock options to purchase 7,133 shares and RSUs covering 1,900 shares of AMAG Common Stock.

(8)
Mr. Scoon was the Chairman of the Audit Committee and a member of the Compensation Committee and the Nominating and Corporate Governance Committee during 2010. In May 2010, Mr. Scoon was granted an option to purchase 5,000 shares of AMAG Common Stock at an exercise price equal to $31.32. In addition, in May 2010, Mr. Scoon was granted RSUs covering 2,500 shares of AMAG Common Stock. As of December 31, 2010, Mr. Scoon held outstanding stock options to purchase 19,344 shares and RSUs covering 2,500 shares of AMAG Common Stock.

(9)
Mr. Zwanziger was the Chairman of the Nominating and Corporate Governance Committee during 2010. In May 2010, Mr. Zwanziger was granted an option to purchase 5,000 shares of AMAG Common Stock at an exercise price equal to $31.32. In addition, in May 2010, Mr. Zwanziger was granted RSUs covering 2,500 shares of AMAG Common Stock. As of December 31, 2010, Mr. Zwanziger held outstanding stock options to purchase 22,017 shares and RSUs covering 2,500 shares of AMAG Common Stock.

Stock Ownership Guidelines

        The Board believes that it is important that directors be incentivized to focus on long-term stockholder value to ensure that the Board's interests are aligned with those of our stockholders. Accordingly, in August 2010, the Board adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of our stockholders and promote the Company's commitment to sound corporate governance.

        Our Non-Employee Director Stock Ownership Guidelines require all non-employee directors to hold shares of AMAG Common Stock with a value equal to three times the amount of the base annual retainer fee paid to non-employee directors for service on the Board, excluding additional committee retainer fees, if any. This ownership guideline is initially calculated using the base annual retainer fee for service as a non-employee director as of the date the person first became subject to the guidelines as a non-employee director. These ownership guidelines will be re-calculated based on the applicable annual non-employee director retainer fees as of the date of the Company's 2013 Annual Meeting of Stockholders and on the date of the annual meeting of stockholders each third year thereafter, and will be based on the applicable annual Board retainer fee in effect on such calculation date.

        Non-employee directors are required to achieve the applicable level of ownership within five years of the later of the date the guidelines were adopted and the date the person first became a non-employee member of the Board. In the event that a non-employee director does not meet the foregoing stock ownership guidelines, such non-employee director is prohibited from selling any stock acquired through vesting of RSUs or similar full-value awards or upon the exercise of stock options, except to pay for applicable taxes or the exercise price, and must use the entire net after tax amount of his or her base annual retainer fee, excluding additional committee retainer fees, if any, to purchase shares of AMAG Common Stock until the director satisfies the requirements.

        Shares that count toward satisfaction of the guidelines include shares owned outright by the director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the director or his or her family. Unexercised and/or unvested equity awards do not count toward satisfaction of the guidelines.

        The value of a share will be measured on the date of the Company's annual meeting each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of the Company's stock. The purchase price for shares acquired pursuant to RSUs and other similar full value awards is zero.

        Our Non-Employee Director Stock Ownership Guidelines may be waived, at the discretion of the Board's Nominating and Corporate Governance Committee, for directors joining the Board from government, academia, or similar professions. The guidelines may also be waived at the discretion of the Nominating and Corporate Governance Committee if compliance would create undue hardship or prevent a director from complying with a court order, as in the case of a divorce settlement. It is expected that these instances will be rare.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

        The following is a summary of our overall executive compensation philosophy, as approved by our Compensation Committee and our Board.

  Oversight of Our Executive Compensation Program

        The Compensation Committee of our Board is charged with developing, reviewing and refining our overall compensation philosophy and submitting it to the Board for approval. The Compensation Committee is empowered to discharge certain of the responsibilities of the Board relating to compensation of our executive officers, including:

  •
  The review, negotiation, authorization and approval of the recruitment, hiring and compensation for any of our executive officers, other than our Chief Executive Officer or President, and any other of our officers with a title of Senior Vice President or higher;

  •
  The review and recommendation to the full Board for approval of the compensation of our Chief Executive Officer, President and any other officer position with a title of Senior Vice President or higher which was not provided for in a Board-approved budget, each of which must be approved by all independent members of the Board;

  •
  Subject to certain limitations, the administration and grant of awards under our existing stock option, stock incentive, employee stock purchase and other equity-based award plans;

  •
  The review and recommendation to the full Board with respect to certain incentive compensation plans and director compensation plans; and

  •
  The engagement of independent advisors as it deems necessary or appropriate to carry out its responsibilities.

        The current members of our Compensation Committee are Robert J. Perez (Chairman), Michael Narachi, and Davey S. Scoon. The Board has determined that each member of the Compensation Committee is a "non-employee director" and is "independent" as such terms are defined in the listing standards of the NASDAQ and SEC rules.

  Objectives of Our Executive Compensation Program

        Our key executive compensation objectives are to attract and retain the highest quality executive talent, motivate executives by aligning their short- and long-term interests with those of our stockholders, and reward short- and long-term individual and company performance.

        We use the following principles to guide our decisions regarding executive compensation:

  External Competitiveness

        We strive to ensure that our executives' total compensation levels are competitive with peer companies so that we can attract and retain high performing key executive talent. Given the highly competitive landscape for top talent and our relative position to compete for that talent, we recognize that it may, in some instances, be necessary to pay above market rates to attract critical talent.

        To ensure that our executives' total compensation levels are competitive, our Compensation Committee, in consultation with its independent advisors and senior management, periodically reviews the compensation policies and practices of other companies in our peer group, which we define to include companies with the following characteristics:

  •
  Publicly-traded;

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  Primary operations in the biotechnology/pharmaceuticals industries;

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  Similar market capitalization;

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  Similar risk profile; and

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  Similar number of employees.

        The Compensation Committee also periodically reviews the composition of the peer group itself, in consultation with its independent advisors and senior management, to ensure that the peer group continues to accurately reflect comparable companies as our business evolves. For example, since the approval of Feraheme by the U.S. Food and Drug Administration, or FDA, in June 2009, the Compensation Committee generally only considers companies which have at least one marketed drug product to be in our peer group.

        In addition to reviewing executive officers' compensation levels against that of similarly-situated executives in our peer group, the Compensation Committee supplements peer group data with more broad-based compensation survey data from companies in our industry of similar size, generally based on companies with between 150 and 499 employees, and considers recommendations from our Chief Executive Officer regarding total compensation for those executives reporting directly to him.

  Internal Parity

        To the extent practicable, base salary levels and short- and long-term incentive target levels for similarly-situated executives within the Company should be comparable to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

  Pay-for-Performance

        Total compensation should reflect a "pay-for-performance" philosophy such that a substantial portion of executive compensation should include short- and long-term incentive awards that are tied to the achievement of the short- and long-term performance objectives of both the Company and the individual.

  Alignment with Stockholders' Interests

        Total compensation levels should include a component that reflects relative stockholder returns and the Company's overall performance through the use of equity-based awards.

  Simplicity and Flexibility

        Our executive compensation program should be straightforward and easy to understand for both our employees and stockholders. The compensation program should also be sufficiently flexible to be able to adapt to rapid changes in the competitive environment for executives in the biotechnology and pharmaceuticals sectors.

  Avoidance of Excessive Perquisites

        Although we will consider certain perquisites that are common and appropriate for similarly-situated executives of public companies, as a general matter, we intend to avoid the payment of excessive, unusual, or unnecessary perquisites to executives.

  Elements of Our Executive Compensation Program

        Consistent with our executive compensation objectives, we have developed an executive compensation program consisting of the following elements:

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  Base Salary;

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  Short-term incentives in the form of annual cash bonus opportunities;

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  Long-term incentives in the form of equity-based awards (stock options and RSUs); and

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  Benefits/perquisites.

        To further our guiding compensation principles, the relative mix of the foregoing components of each executive's total potential compensation should be weighted more toward short- and long-term incentive compensation. In addition, the value of variable compensation is generally weighted more heavily toward long- than short-term incentives to ensure the interests of the executives are properly aligned with those of our stockholders. In general, the proportion of total compensation at risk rises as an executive's level of responsibility increases to reflect the executive's ability to influence our overall performance.

        In determining the appropriate level of each element of total executive compensation, we seek to accomplish the goals set out below.

  Base salary

        Base salary levels are designed to provide fixed annual cash compensation at the median or higher of that provided by our peer group to executives of similar position, responsibility, experience, qualifications, and performance to (i) allow us to recruit and retain the best qualified executives in a very competitive market for talent in the biotechnology and pharmaceuticals sectors, and (ii) provide executives with reasonable predictability regarding their basic annual standard of living. Base salaries of executives are reviewed annually by the Board and Compensation Committee as part of our annual review process and in light of the executive's individual performance and the Company's performance during the year and the then current competitive conditions. In addition, our Board and Compensation Committee believe that it is appropriate during most years to provide an upward adjustment to executive salaries if the executive's performance warrants such adjustment and our financial condition permits.

  Short-term incentives

        Short-term incentives in the form of an annual cash bonus opportunity are intended to provide motivation for executives to achieve both the Company's annual operating goals and the individual's annual performance goals. The target amount for the annual bonus opportunity is generally established at the outset of the fiscal year and is based on a percentage of the executive's base salary that is intended to be at or above the median percentage offered to similarly-situated executives in our peer group. In addition, the Compensation Committee has the flexibility to award additional discretionary bonuses to recognize and reward outstanding individual performance in excess of measurable performance objectives.

  Long-term incentives

        Long-term incentives in the form of annual equity-based awards are intended to align the interests of executives with those of our stockholders and to provide executives with a continuing ownership stake in our long-term success. The amount of an annual equity-based award should be at or above the median value offered to similarly-situated executives in our peer group. In recent years, consistent with our philosophy that total executive compensation should be more heavily weighted toward long-term incentive compensation to ensure that the interests of our executives are aligned with those of our stockholders, the Compensation Committee and the Board have targeted annual equity awards to our executives at the 75th percentile or higher relative to equivalent executives in our peer group. In addition, the Compensation Committee and the Board believe that the proportion of total compensation at risk should rise as an executive's level of responsibility increases to reflect the executive's ability to influence overall company performance. Equity-based awards are generally subject to three to four-year annual cliff vesting to promote retention and align the executive's long-term interests with those of our stockholders. In certain instances the Board and Compensation Committee believe it is appropriate to grant to certain executive officers equity awards with performance or market condition-based vesting provisions to further align the interests of such executives with those of our stockholders. As a general rule, equity awards to executive officers are reviewed by the Compensation Committee once per year in connection with our annual performance review process. However, the Board and the Compensation Committee may issue equity-based awards throughout the year as they deem appropriate.

  Benefits/Perquisites

        We seek to provide an overall benefits package that is intended to be at or above the median of that offered by our peer group to ensure that we do not lose talented candidates or employees as a result of an inferior benefits package.

 Executive Compensation Decisions and Processes

  General

        The Compensation Committee typically meets at least four times annually to coincide with regularly scheduled Board meetings, and more frequently as necessary. The Compensation Committee met twelve times and the Committee or its Chairman acted by unanimous written consent twice during 2010. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in close consultation with our Chief Executive Officer, General Counsel, Senior Vice President of Human Resources, and other executives who may have input on a given agenda item. The Compensation Committee meets regularly in executive session, however, from time to time, various members of management as well as outside advisors and consultants may be invited to make presentations, to provide background information or advice, or to otherwise participate in a given meeting. Our Chief Executive Officer is often present and actively participates in discussions and deliberations regarding the compensation of our executive officers, however, our Chief Executive Officer is not allowed to be present or participate in discussions or deliberations regarding his own compensation, performance, or objectives, whether at Compensation Committee or Board meetings.

        Under its charter, the Compensation Committee may make recommendations with respect to the compensation of our Chief Executive Officer, but it is not empowered to approve such compensation. The compensation of our Chief Executive Officer is approved by all of the independent members of the Board based in part on the recommendations of the Compensation Committee. Although empowered by its charter to approve the compensation of all of our executive officers other than our Chief Executive Officer, in practice, the Compensation Committee has typically made recommendations to the full Board, which has approved the compensation of all of our executive officers.

  Annual Executive Compensation Decision-Making Processes

        The Compensation Committee conducts an annual review of the performance and compensation of each of our executive officers, including Dr. Pereira. This review is typically conducted over a series of Compensation Committee meetings toward the end and just after the end of the completed fiscal year and is intended to coincide with the Company's annual company-wide performance review process.

        To assist the Compensation Committee in its annual review, Dr. Pereira and other members of the senior management team typically provide the Compensation Committee with a written self-evaluation of the Company's overall performance and a proposed score against the performance goals established by the Compensation Committee and the Board at the outset of the year.

        As discussed in further detail under "Goals" below, because the Company's overall performance goals allow for some amount of subjective and qualitative assessment, there have typically been a series of meetings and discussions among senior management, the Compensation Committee and the Board as to the exact and appropriate scoring of the Company's performance against the goals established by the Board at the outset of the year. At the conclusion of the foregoing discussions, the Compensation Committee exercises its discretion and recommends to the Board a final Company performance score for the completed fiscal year. Although the Board makes the final determination as to the Company's performance score, it tends to defer to the judgment of the Compensation Committee. As discussed in further detail below, the Company's annual performance score is then used in conjunction with each individual executive's performance score to establish the exact amount of each executive's bonus for the year.

        Dr. Pereira also generally provides the Compensation Committee with a performance evaluation and proposed performance score for each executive officer, as well as recommendations with respect to each such executive officer's bonus amount for the completed fiscal year and annual salary and equity grant recommendations for the current year. The Compensation Committee typically provides substantial weight to both Dr. Pereira's evaluation of the performance of, and his recommendations with respect to base salary adjustments, bonus amounts and equity awards for, each of our executive officers. The Compensation Committee believes that Dr. Pereira is in the best position to evaluate the performance of and determine the appropriate level at which each of the Company's executive officers should be compensated for past performance and to ensure that they remain incentivized and engaged. Each executive's individual performance score ultimately determines the amount of his or her annual bonus, subject to the overall available company-wide bonus pool, which is based on the Company's overall score. For example, if for a given year the Company's overall performance score is 1.0, and an individual executive's score is also 1.0, then the executive is generally paid 100% of his or her target bonus amount. If the Company's overall score is 0.8, and an individual executive's score is 1.0, then the executive is generally paid 80% of his or her target bonus amount. Likewise, if the Company's overall score is 1.0, and an individual executive's score is 0.8, then the executive is generally paid 80% of his or her target bonus amount. Notwithstanding the foregoing framework, the Compensation Committee may also exercise its discretion, to award more or less than the amount determined by the foregoing formula based on its subjective and/or qualitative assessment of any individual executive's performance, contributions or potential, or simply to make the numbers round. For example, the Compensation Committee and the Board evaluated the Company's overall 2010 performance against the Company's goals approved at the outset of the year, as well as the Company's overall stock price performance during the year, and determined that, to remain consistent with our "pay-for-performance" philosophy with respect to executive compensation, it was not appropriate to pay our executives any bonuses for 2010 performance, regardless of the Company's or any individual executive's performance score for the year. Given the foregoing decision to not pay executive performance bonuses for 2010, the Compensation Committee and Dr. Pereira agreed that they would conduct a qualitative assessment of the 2010 performance of each executive rather than score each executive's performance with a number.

        At or around the time the Compensation Committee reviews and approves the bonus amounts for the executives for the completed fiscal year, it also reviews the salary level of each executive and determines the amount of the annual equity grant to each executive for the then current fiscal year. In accordance with our executive compensation philosophy, the Compensation Committee seeks to ensure that each executive's salary is approximately at or above the median of similarly situated executives in our peer group and that the value of the annual equity grant to each executive is at or above the 75th percentile of the value of the annual equity grants to similarly situated executives in our peer group. The Compensation Committee then makes final recommendations for each executive's performance bonus, annual salary, and equity grant to the full Board, which makes the final determination as to each element of executive compensation for our executives. Notwithstanding the foregoing, after evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that, to remain consistent with our "pay-for-performance" philosophy, no adjustments to the annual salary rates of our executives were warranted for 2011.

        With respect to Dr. Pereira, the Compensation Committee conducts its own independent review of his performance. For the fiscal year ended December 31, 2010, the Board and the Compensation Committee assigned Mr. Perez with the responsibility of interviewing the members of the Board and various executive officers of the Company and providing the Compensation Committee and the Board with an evaluation of Dr. Pereira's 2010 performance. In addition, Dr. Pereira generally provides the Compensation Committee and the Board with his own self-evaluation of his performance for the completed fiscal year. The Compensation Committee generally considers all of the foregoing and makes a determination as to the appropriate level of base salary, bonus and equity awards to recommend to the full Board with respect to Dr. Pereira. However, in terms of the annual performance bonus awarded to Dr. Pereira, the Compensation Committee typically recommends, and the Board typically approves, a bonus amount equal to the product of Dr. Pereira's target bonus amount and the Company's overall performance score for the completed year. For example, if for a given year the

Company's overall score is 1.0, then Dr. Pereira is generally paid 100% of his target bonus amount. If the Company's overall score is 0.8, then Dr. Pereira is generally paid 80% of his target bonus amount. Given that Dr. Pereira has ultimate operational responsibility for the overall performance of the Company, the Compensation Committee and the Board believe that his individual annual performance goals and the Company's overall annual performance goals should be the same and that the Company's overall performance score should serve as the basis for determining Dr. Pereira's annual bonus amount. At or around the time the Compensation Committee reviews and approves the bonus amount for Dr. Pereira for the completed fiscal year, it also reviews his annual salary and determines the amount of his annual equity grant for the then current fiscal year. In accordance with our executive compensation philosophy, the Compensation Committee seeks to ensure that Dr. Pereira's salary is at or above the median of similarly situated chief executives in our peer group and that the value of the annual equity grant to him is at or above the 75th percentile of the annual equity grant of similarly situated chief executives in our peer group. The Compensation Committee then generally makes final recommendations for Dr. Pereira's performance bonus, annual salary, and equity grant to the full Board, which makes the final determination as to each element of Dr. Pereira's compensation. Notwithstanding the foregoing, after evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that, to remain consistent with our "pay-for-performance" philosophy, neither a bonus payment for Dr. Pereira's 2010 performance nor any adjustment to Dr. Pereira's annual salary rate for 2011 was warranted, regardless of the Company's or Dr. Pereira's individual performance score for the year.

  Goals

        At the beginning of each year, the Board establishes certain goals against which it will evaluate the Company's performance at the end of the year for purposes of making various executive compensation decisions, most notably, the annual bonus amount for Dr. Pereira. Senior management typically provides proposed Company goals for consideration by the Compensation Committee around the beginning of the fiscal year. The Compensation Committee then engages in a series of discussions, both in the presence of management and in executive session, and provides management with feedback on the proposed Company goals. There are typically several drafts presented to the Compensation Committee before management and the Compensation Committee agree on the Company goals and the weighting of each goal. The proposed Company goals and the weighting of each goal are then presented to the Board for approval, however, the Board tends to defer to the Compensation Committee's judgment. The weighting of the various Company goals is based on the Compensation Committee and the Board's subjective determination of the Company's relative strategic and operating priorities for the upcoming fiscal year.

        The Compensation Committee endeavors to establish goals for the Company which are generally consistent with the Company's financial plan and operating budget for the year. Accordingly, the Compensation Committee generally has the expectation that the Company will achieve its baseline goals for the year and that scoring of the goals at the end of the year will likely yield a bonus payout at or about the target amount. In establishing the 2010 annual Company goals, the Compensation Committee also considered the fact that in the last reported fiscal year, the majority of companies in our peer group established executive bonus opportunities in the range of 0% to 200% of target and actually paid executive bonuses in the range of 80% to 120% of their published targeted amounts. The Compensation Committee expects that the annual performance score and the annual bonus payout to the Company's executives will generally fall into a range similar to that of our peer group, barring unexpectedly poor or unexpectedly superior performance.

        In addition, Dr. Pereira works with each executive officer to establish his or her individual annual performance goals. Dr. Pereira then presents proposed goals for each executive officer to the Compensation Committee for review and evaluation. The Compensation Committee provides advice and input on the individual executive goals, however, it generally defers to Dr. Pereira's judgment in establishing the performance goals for each executive officer. Individual executive performance goals are not established or scored in as rigid a manner as the overall Company performance goals. Rather, individual executive performance goals are established in a manner that allows for more qualitative and subjective assessment. The Compensation Committee believes that Dr. Pereira is in the best position to evaluate the performance of the executives, other than himself, and the Compensation Committee believes that substantial deference to Dr. Pereira's evaluation of such executives and his related recommendations is generally appropriate. Notwithstanding the foregoing, given the Board and Compensation Committee's decision not to pay executive bonuses for 2010 in light of overall Company performance, the Compensation Committee and Dr. Pereira agreed that they would conduct a qualitative assessment of the 2010 performance of each executive rather than score each executive's performance with a number.

  2010 Performance Goals

        In accordance with the process detailed above, and based on the recommendation of the Compensation Committee after consultation with senior management, the Board established the Company's performance goals for the fiscal year ended December 31, 2010 as set forth in the table below. In addition, in early 2011, based on the recommendation of the Compensation Committee, the Board scored the 2010 goals as follows:

2010 Goal	Weight	Target Points	Points Awarded
Financial and Sales Performance	50%	50	4
• Feraheme net sales
• Feraheme demand in the non-dialysis CKD market as of year-end
• Feraheme market share in the hospital segment as of year-end
Indication and Market Expansion	35%	35	37.5
• Enrollment of planned Feraheme Phase III program in patients with iron deficiency anemia
• Enrollment in planned head-to-head clinical trial of Feraheme versus iron sucrose
• Submission of Feraheme marketing authorization application to the European Medicines Agency
• Enrollment in planned pediatric trials of Feraheme
• Completion of Phase II trial of ferumoxytol as a vascular enhancing agent in patients with peripheral arterial disease
Manufacturing	15%	15	5
• Successful inspection of Cambridge, Massachusetts manufacturing facility, if required by the FDA
• Progress toward FDA approval of second source manufacturers for Feraheme

Total	100%	100	46.5	*

*
As described below, the Board and the Compensation Committee awarded the Company a final 2010 performance score of 51.5 after re-allocating certain points which were originally allocated to other goals beyond the control of the Company.

        The Board and the Compensation Committee believed that awarding four out of a possible 50 points for the Company's Feraheme financial and sales performance goals was appropriate because the Company fell well short of its Feraheme net sales goals and therefore received no points for sales performance, however, the Board and Compensation Committee agreed to award four points for the Company's achievement of certain Feraheme non-dialysis CKD demand goals, the achievement of which were important to lay the groundwork for future Feraheme commercial success. The Board and the Compensation Committee believed that awarding 37.5 points out of a possible 35 points for the Company's Feraheme indication and market expansion goals was appropriate because the Company met, and in some cases exceeded, these goals, including the initiation of enrollment in the Company's global Phase III clinical trials of Feraheme for the treatment of all patients with iron deficiency anemia and the submission of the Company's marketing authorization application for Feraheme to the European regulatory authorities, on or ahead of schedule. Because the Board and the Compensation Committee believed that achievement of the foregoing Feraheme indication and market expansion goals will be significant drivers of the Company's future value, and because these goals were achieved on or ahead of schedule, the Board awarded 37.5 points with respect to these goals for 2010. Finally, the Board and the Compensation Committee awarded five points out of a possible 15 points for the Company's achievement of certain manufacturing goals. Specifically, the Company made significant progress toward obtaining FDA approval of certain alternative source manufacturers for Feraheme in addition to our Cambridge, Massachusetts manufacturing facility and transitioning to a supply chain that includes these manufacturers, which will be important to reduce manufacturing risk and, ultimately, to improve the Company's financial performance.

        Since the FDA did not conduct an inspection of our Cambridge, Massachusetts facility in 2010, the Board and the Compensation Committee re-allocated the ten possible points associated with that 2010 goal to the remaining goals by multiplying the 46.5 points achieved as set forth above by a factor of 1.11. As a result, the Board and the Compensation Committee scored the Company's overall 2010 performance at 51.5 out of 100 points.

        In addition to the base 2010 performance goals set forth above, the Board had approved certain additional "upside opportunities" which, if realized, could result in the award of additional points to the Company's final 2010 performance score. These upside opportunities included the execution of a successful financing transaction, the execution of a significant commercial partnership, and the execution of a significant acquisition or in-licensing transaction. Although the Company executed a successful financing transaction in January 2010 and a significant Feraheme commercial partnership agreement with Takeda Pharmaceutical Company Limited in March 2010, the Board and the Compensation Committee did not believe that the award of any additional points was warranted, given the Company's overall 2010 performance, including its stock price performance.

        After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Board and the Compensation Committee determined that, despite the overall Company performance score of 51.5 points, it was not appropriate to award a 2010 performance bonus to any of our executive officers, including our Chief Executive Officer, to remain consistent with our "pay-for-performance" philosophy.

  2011 Performance Goals

        Based in part on the recommendation of the Compensation Committee and after consultation with senior management, the Board established the following Company performance goals, which will also serve as the performance goals of Dr. Pereira, for the fiscal year ending December 31, 2011:

2011 Goal	Weight	Target Points
Financial and Sales Performance	50%	50
• Feraheme net sales
• Feraheme market share in the hematology/oncology and hospital segments as of year-end
• Year-end cash and investments balance
Indication and Market Expansion	30%	30
• Completion of enrollment of ongoing Feraheme Phase III clinical trials in patients with iron deficiency anemia
• Approval of Feraheme marketing applications in Canada and/or European Union
Manufacturing	20%	20
• FDA approval of alternative source manufacturers for Feraheme and transition to a supply chain that includes such manufacturers

Total	100%	100

        The Compensation Committee and the Board believe that, given that Feraheme sales are the primary source of the Company's revenues, the Company's 2011 performance goals should be heavily weighted toward Feraheme sales performance. Accordingly, half of the Company's (and Dr. Pereira's) performance will be scored on the basis of Feraheme net sales, Feraheme market share in the hematology/oncology and hospital segments, and our year-end cash and investments balance. Specifically, the Company's (and Dr. Pereira's) 2011 goals are to achieve our publicly-announced Feraheme net sales and market share targets, particularly in the hematology/oncology and hospital segments, where a significant number of CKD patients with iron deficiency anemia are treated and which segments are key to the commercial success of Feraheme. In addition, the Company's (and Dr. Pereira's) 2011 goals include the realization of our publicly-announced target year-end cash and investments balance.

        The Compensation Committee and the Board also believe that the Company's planned indication and market expansion programs for Feraheme will be a significant driver of the future value of the Company. Accordingly, 30% of the Company's (and Dr. Pereira's) 2011 performance will be scored on the basis of the timely completion of enrollment in our ongoing Phase III clinical studies of Feraheme in patients with iron deficiency anemia and progress toward approval of our marketing applications for Feraheme for the treatment of iron deficiency in CKD patients in Canada and the European Union.

        The Compensation Committee and the Board also believe that FDA approval of alternative source manufacturers for Feraheme in addition to our Cambridge, Massachusetts manufacturing facility and our transition to a supply chain that includes these manufacturers will be important to reduce manufacturing risk and, ultimately, to improve the Company's financial performance. Accordingly, 20% of the Company's (and Dr. Pereira's) 2011 performance will be scored on the basis of the timely FDA approval of alternative source manufacturers for Feraheme and our transition to such alternative source manufacturers.

        In addition to the base 2011 performance goals set forth above, based on the recommendation of the Compensation Committee, the Board approved certain "upside opportunities" which, if realized, could result in the award of up to an additional 20 points to the Company's (and Dr. Pereira's) final 2011 performance score. The types of additional accomplishments which could potentially result in the award of additional 2011 performance points include the execution of a Feraheme commercial partnership or other significant business transaction and the release of positive results from one or more of our ongoing Phase III clinical trials of Feraheme in patients with iron deficiency anemia.

        The Compensation Committee and the Board believe that the foregoing upside opportunities, if executed, would place the Company in position for long-term success and drive long-term stockholder value. However, the Board and the Compensation Committee also acknowledge that the realization of these opportunities is significantly dependent on third parties or other events or conditions which are, to a large extent, outside of the control of management. As a result, the Compensation Committee and the Board believe that it is more appropriate that these opportunities be viewed as upside opportunities rather than as the base performance goals of the Company. The Compensation Committee and the Board have not assigned exact point totals to each of the upside opportunities, but rather will exercise its discretion in determining how many, if any, points to award in the event that any of the upside opportunities are achieved.

  Independent Compensation Consultants

        Under its charter, the Compensation Committee is authorized to engage such independent advisors as it deems necessary or appropriate to carry out its responsibilities. In mid-2009, the Compensation Committee retained F.W. Cook to, among other things:

  •
  Evaluate and provide recommendations with respect to the composition of the Company's existing peer group companies;

  •
  Evaluate the Company's executive compensation practices, including the current level of salary, bonus and equity provided to each executive officer, against the practices of an updated peer group and in light of the Company's executive compensation philosophy statement; and

  •
  Evaluate the Company's company-wide equity granting practices and recommend strategies to maximize the available equity pool.

        The Compensation Committee believes that it is appropriate to conduct a thorough independent review of the Company's overall executive compensation practices relative to its peer group, as well as the composition of the peer group itself, approximately every other year. The Compensation Committee believes that this biannual approach is the most efficient, given the amount of time, effort, and cost associated with conducting a comprehensive executive compensation review and making any necessary adjustments to our executive compensation practices. Accordingly, given that F.W. Cook had just performed a thorough analysis of the Company's executive compensation practices and peer group in 2009 to reflect the Company's evolution into a commercial biopharmaceutical company and there had been no fundamental changes in the Company's business since that time, the Compensation Committee did not hire an independent advisor to conduct a comprehensive review of the Company's executive compensation practices and peer group in 2010. However, the Compensation Committee retained F.W. Cook in 2010 to provide advice and consultation to the Compensation Committee when specific executive compensation issues or questions arose.

  Peer Group

        With the approval of the Compensation Committee and input from senior management, F.W. Cook used the following criteria to develop the proposed peer group for purposes of the Compensation Committee's 2009 evaluation of the Company's executive compensation practices:

  •
  14 to 20 companies to ensure a statistically significant and meaningful market sample.

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  Publicly-traded, U.S. companies that are not divisions or subsidiaries of larger parent companies.

  •
  Companies with reasonable financial health and current with their SEC disclosures.

  •
  Similarity in business model, industry, complexity, and size.

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  Similar market capitalization (between $500 million and $3 billion).

  •
  Commercial stage companies with at least one approved drug product.

  •
  Annual revenue of less than $1 billion.

        F.W. Cook solicited input from senior management before making its final recommendation to the Compensation Committee. The Compensation Committee accepted the recommendations proposed by F.W. Cook with respect to our peer group. Accordingly, beginning with the 2009-2010 performance and executive compensation review cycle, the Compensation Committee based its review with reference to the following peer group companies:

• Abraxis Bioscience, LLC	• Isis Pharmaceuticals, Inc.
• Alexion Pharmaceuticals, Inc.	• Onyx Pharmaceuticals, Inc.
• Alkermes, Inc.	• Osi Pharmaceuticals, Inc.
• Amylin Pharmaceutical, Inc.	• Regeneron Pharmaceuticals, Inc.
• Auxilium Pharma, Inc.	• Savient Pharmaceuticals, Inc.
• Biomarin Pharmaceuticals, Inc.	• United Therapeutics Corp
• Cubist Pharmaceuticals, Inc.	• Viropharma, Inc.
• Intermune, Inc.

        The Compensation Committee noted that, although the Company was at the lower end of the peer group in terms of certain criteria, such as market capitalization and revenue, the peer group was appropriate given that the Company had evolved into a commercial biopharmaceutical company following the June 2009 FDA approval of Feraheme and its belief that the peer group should be somewhat aspirational given that these are the types of companies with whom the Company competes for executive talent.

  F.W. Cook Conclusions

        In late 2009, F.W. Cook provided the Compensation Committee with its final report with respect to the Company's executive compensation practices as compared to the practices of the updated peer group and in light of the Company's executive compensation philosophy statement. The primary conclusions from the F.W. Cook report were the following:

  •
  2009 salary rates for all of our executives were below the median relative to similarly situated executives in our peer group, with Dr. Pereira's annual salary rate being the farthest below the median;

  •
  2009 target bonus amounts as a percentage of base salary for all of our executives were generally at or below the median relative to similarly situated executives in our peer group;

  •
  2009 total target cash compensation for all of our executives was below the median relative to similarly situated executives in our peer group;

  •
  The value of equity awards to our executives have been above, and in the case of Dr. Pereira, well above, the 75th percentile, relative to similarly situated executives in our peer group;

  •
  2009 total direct compensation being paid to our executives was positioned between the median and 75th percentile relative to similarly situated executives in our peer group; and

  •
  The in-the-money value of equity awards held by our executive officers was generally at the median relative to similarly situated executives in our peer group.

        For comparable executive officer positions for which there was publicly available proxy data, such as the Chief Executive Officer and Chief Financial Officer positions, F.W. Cook's report was based on such data. For comparable executive officer positions for which no or incomplete data was available, F.W. Cook's report was based in whole or in part upon available survey data of similarly sized (150 to 499 employees) biotechnology companies.

        The 2009 F.W. Cook report confirmed that our existing executive compensation practices were generally in line with our overall executive compensation philosophy. In particular, the 2009 F.W. Cook report confirmed that we had been adhering to our philosophy that total executive compensation should be more heavily weighted toward long-term incentive compensation to ensure that the interests of our executives are aligned with those of our stockholders and that the proportion of total compensation at risk should rise as an executive's level of responsibility increases. However, as discussed in further detail below under "Recent Compensation Decisions with respect to our Named Executive Officers," in reliance upon certain of the recommendations contained in the 2009 F.W. Cook report, the Compensation Committee recommended to the Board certain adjustments to the 2010 annual salary rates and 2010 target bonus amounts of certain of our named executive officers to ensure alignment with our executive compensation philosophy that our executives should receive an annual base salary and a target annual bonus percentage equal to approximately the median salary and target annual bonus percentage of similarly situated executives in our peer group. In February 2010, the Board approved the 2010 salary rate and target bonus recommendations of the Compensation Committee.

        The Compensation Committee's recommendations to the Board with respect to the size of the 2010 equity grants to our named executive officers were also based largely on the data contained in the 2009 F.W. Cook report to be consistent with our executive compensation philosophy that the value of annual equity awards to our executives should be at or above the 75th percentile relative to similarly situated executives in our peer group. In addition, the Compensation Committee recommended that the 2010 annual equity award to our named executive officers be split so that approximately 50% of the total grant would be awarded in the form of stock options and approximately 50% of the total grant would be awarded in the form of RSUs, after adjusting for the ratio of options to RSUs, as described below. Our historical practice had been to award 100% of the total annual equity grant to executives in the form of stock options, however, in an attempt to maximize the available equity pool, the Compensation Committee elected to provide RSUs as part of the annual award. For executive compensation purposes, the Compensation Committee values RSUs at a ratio of one-to-three as compared to stock options, which the Compensation Committee believes is standard practice among companies that grant RSUs. The Compensation Committee did not rely on the 2009 F.W. Cook report in making its recommendation regarding the split of the annual equity grant between stock options and RSUs. In February 2010, the Board approved the 2010 equity grant recommendations of the Compensation Committee.

Recent Compensation Decisions With Respect To Our Named Executive Officers

        Determinations of 2010 base salary, 2010 bonus targets, and 2010 equity awards for our named executive officers, including Dr. Pereira, were made by the Board, based on the recommendations of the Compensation Committee, at the beginning of fiscal 2010, as discussed in detail below.

        After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that, to remain consistent with our "pay-for-performance" philosophy, neither a bonus payment for 2010 performance nor any adjustment to the annual salary rate for 2011 was warranted for any of our executive officers, including Dr. Pereira. However, based in part on the recommendations of the Compensation Committee, the Board provided each of our executive officers, including Dr. Pereira, with certain equity awards in January 2011. In determining whether to grant our executives, including Dr. Pereira, an equity award in 2011, as well as the size and structure of any such awards, the Compensation Committee and the Board considered that the exercise prices of almost all of the executives' current stock option holdings were above (and in many cases, significantly above) the trading price of AMAG Common Stock, and that the Company was facing a number of short- and long-term challenges with respect to the development and commercialization of Feraheme. In addition, in determining the size and structure of the equity grants to our executive officers, other than Dr. Pereira, the Compensation Committee and the Board gave substantial weight to the recommendations of Dr. Pereira. Given these factors, the Compensation Committee and the Board felt that it was important to ensure that our executives remained motivated and engaged and that their short- and long-term interests remained aligned with those of our stockholders. Accordingly, in January 2011 the Board awarded each of our executives, including Dr. Pereira, certain RSU grants which are described in detail below.

        As stated above, our executive compensation philosophy is that the value of annual equity awards to our executives should be at or above the 75th percentile relative to similarly situated executives in our peer group. The value of the RSU awards granted to each of our executive officers in January 2011 significantly exceeds the 75th percentile relative to similarly situated executives in our peer group, which the Compensation Committee and the Board believed was appropriate given the factors described in the immediately preceding paragraph and the Compensation Committee's and the Board's desire to ensure that are our executives remain motivated and engaged and that our executives' short- and long-term interests remain aligned with those of our stockholders.

        Although our historical practice had been to grant a substantial portion of the annual equity grant to our executives in the form of stock options, the Compensation Committee recommended, and the Board agreed, that all of the January 2011 equity awards to our executives, including Dr. Pereira, would be granted in the form of RSUs. The Compensation Committee and the Board felt that an award comprised entirely of RSUs would help assure that our executives remained motivated and engaged and that our executives' short- and long-term interests remain aligned with those of our stockholders, particularly in light of the fact that the exercise prices of almost all of the executives' current stock option holdings were above (and in many cases, significantly above) the trading price of AMAG Common Stock.

        In January 2011, each of our executives, other than Dr. Pereira, received two RSU grants with two distinct vesting schedules. The base RSU grant to each executive, other than Dr. Pereira, will vest in three installments as follows: 50% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date. Although our standard practice had been to grant our executives equity which vests in four equal annual installments, the Compensation Committee and the Board gave substantial weight to Dr. Pereira's recommendation with respect to the foregoing vesting schedule for executives other than himself to ensure that the executives remain motivated and engaged in the short-term as well as the long-term, particularly in light of the numerous short-term challenges facing the Company and the fact that none of the executives would be receiving a performance bonus for 2010. In addition, as discussed in further detail below, each executive, other than Dr. Pereira, also received an additional smaller RSU grant which would vest in a single installment on the earlier of (i) the fourth anniversary of the grant date and (ii) immediately prior to a change of control of the Company, subject in either case to a performance condition tied to the price of AMAG Common Stock.

        In January 2011, the Board also provided Dr. Pereira with two RSU grants with two distinct vesting schedules. The base RSU grant to Dr. Pereira will vest in four equal annual installments on the four anniversaries of the grant date, consistent with our standard practice to ensure that Dr. Pereira remains focused on the long-term value of the Company. In addition, as discussed in further detail below, Dr. Pereira also received an additional larger RSU grant which would vest in a single installment on the earlier of (i) the fourth anniversary of the grant date and (ii) immediately prior to a change of control of the Company, subject in either case to a performance condition tied to the price of AMAG Common Stock.

        The Compensation Committee and the Board believe that it was important that the vesting of a substantial portion of the foregoing RSU grants, particularly those granted to Dr. Pereira, be based on a performance condition, specifically, our stock price performance, to ensure alignment with our "pay-for-performance" executive compensation philosophy. Accordingly, the vesting of 62.5% of Dr. Pereira's total 2011 RSU grant, and a smaller percentage (between approximately 13% and 20%) of the total RSU grants to the other executives, is contingent upon the performance condition that the per share price of AMAG Common Stock increase to at least $30.00 per share by the applicable vesting date. The $30.00 per share target price was established based on the subjective determination of the Compensation Committee, subsequently approved by the Board, to reflect a substantial increase, approximately 67%, over the then current trading price of AMAG Common Stock, which was approximately $18 per share. The Compensation Committee and the Board also believe that the foregoing stock price performance condition and the structure of the foregoing RSU grants are consistent with our philosophy that the proportion of total compensation at risk should rise as an executive's level of responsibility increases to reflect the executive's ability to influence overall Company performance.

        Although the Compensation Committee consulted with F.W. Cook, its independent compensation consultant, in determining the exact size and structure of the foregoing RSU awards, the Compensation Committee did not rely on the 2009 F.W. Cook report or any specific data or benchmarks in making its recommendations to the Board with respect to such awards.

  Chief Executive Officer Compensation

        2010 Base Salary.    In February 2010, the Board approved, based on the recommendation of the Compensation Committee, an increase in Dr. Pereira's annual base salary from $530,000 to $630,000, effective March 1, 2010. The Compensation Committee based its recommendation, in part, on the 2009 F.W. Cook report, which stated that the median base salary for chief executive officers in our peer group was approximately $655,000. Accordingly, the Compensation Committee recommended a round $100,000 salary increase which, when combined with his 2010 target bonus amount, would place Dr. Pereira's 2010 target total cash compensation at the median of similarly situated chief executives in our peer group, which is consistent with our executive compensation philosophy.

        2010 Equity Award.    In February 2010, the Board approved, based on the recommendation of the Compensation Committee, a grant to Dr. Pereira of an option to purchase 47,500 shares of AMAG Common Stock and a grant of RSUs covering a total of 15,833 shares of AMAG Common Stock pursuant to our 2007 Plan. The stock option has an exercise price of $38.29, which was the fair market value of a share of AMAG Common Stock on the date of grant, vests in equal annual installments over a four-year period beginning on the first anniversary of the date of grant, and has a ten-year term. The RSUs vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant. The Compensation Committee recommended the foregoing equity awards because they were equal in aggregate value to the 75th percentile of the equity awards granted to similarly situated chief executives in our peer group, according to the 2009 F.W. Cook report, which is consistent with our executive compensation philosophy.

        2010 Bonus Amount.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to pay Dr. Pereira a cash bonus for 2010 performance.

        2011 Base Salary.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to make any upward adjustment to Dr. Pereira's base salary and set his 2011 base salary at $630,000, which is the same as his 2010 base salary.

        2011 Target Bonus.    Dr. Pereira's 2011 target performance bonus as a percentage of his annual salary rate is 75% for the year ending December 31, 2011. This represents no change in Dr. Pereira's target performance bonus amount from 2010.

        2011 Equity Award.    In January 2011, the Board approved, based in part on the recommendation of the Compensation Committee, two separate grants of RSUs to Dr. Pereira pursuant to our 2007 Plan covering a total of 200,000 shares of AMAG Common Stock. The base grant is comprised of RSUs covering a total of 75,000 shares of AMAG Common Stock, which vest in four equal annual installments beginning on the first anniversary of the date of grant. The second grant is comprised of RSUs covering a total of 125,000 shares of AMAG Common Stock, which vest in a single installment on the earlier of (i) the fourth anniversary of the date of grant and (ii) immediately prior to a change of control of the Company, provided, that in either case the closing price of a share of AMAG Common Stock is at least $30.00 per share. As described under "Recent Compensation Decisions With Respect To Our Named Executive Officers," in authorizing the foregoing RSU grants, the Compensation Committee and the Board considered that the exercise prices of most of Dr. Pereira's current stock option holdings were above (and in many cases, significantly above) the trading price of AMAG Common Stock, and that the Company was facing a number of short- and long-term challenges with respect to the development and commercialization of Feraheme. Given these factors, the Compensation Committee and the Board felt that it was important to ensure that Dr. Pereira remained motivated and engaged and that his short- and long-term interests remained aligned with those of our stockholders. Finally, the Compensation Committee and the Board believed that it was important that the vesting of a substantial portion of the foregoing RSU grants be based on a performance condition, specifically, our stock price performance, to ensure alignment with our "pay-for-performance" executive compensation philosophy.

  Other Named Executive Officers' Compensation

  David A. Arkowitz, Executive Vice President, Chief Financial Officer, Chief Business Officer

        2010 Base Salary.    In February 2010, the Board approved, based on the recommendation of the Compensation Committee, an increase in Mr. Arkowitz' annual base salary from $350,000 to $400,000, effective March 1, 2010. The Compensation Committee based its recommendation, in part, on the recommendation of Dr. Pereira and, in part, on the 2009 F.W. Cook report, which stated that the proposed base salary was at the median for similarly situated executives in our peer group. Accordingly, the Compensation Committee recommended an increase in Mr. Arkowitz' base salary to $400,000 which, when combined with his 2010 target bonus amount, would place Mr. Arkowitz' 2010 target total cash compensation at the median of similarly situated executives in our peer group, which is consistent with our executive compensation philosophy.

        2010 Equity Award.    In early 2010, the Compensation Committee considered an annual equity grant to Mr. Arkowitz based on Dr. Pereira's recommendation. Consistent with our compensation philosophy, the size of the proposed grant was approximately equal in value to the 75th percentile of similarly situated executives in our peer group, as reflected in the 2009 F.W. Cook Report. In February 2010, based on the recommendation of the Compensation Committee, the Board granted to

Mr. Arkowitz stock options to purchase 22,500 shares of AMAG Common Stock at an exercise price equal to $38.29 per share, which was equal to the fair market value of a share of AMAG Common Stock on the date of grant, and RSUs covering a total of 7,500 shares of AMAG Common Stock. The foregoing stock options and RSUs vest in four equal annual installments beginning on the first anniversary of the date of grant, and the stock options have a ten-year term.

        2010 Bonus Amount.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to pay Mr. Arkowitz a cash bonus for 2010 performance.

        2011 Base Salary.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to make any upward adjustment to Mr. Arkowitz' base salary and set his 2011 base salary at $400,000, which is the same as his 2010 base salary.

        2011 Target Bonus.    Mr. Arkowitz' 2011 target performance bonus as a percentage of his annual salary rate is 50% for the year ending December 31, 2011. This represents no change in Mr. Arkowitz' target performance bonus amount from 2010.

        2011 Equity Award.    In January 2011, the Board approved, based on the recommendations of both the Compensation Committee and Dr. Pereira, two separate grants of RSUs to Mr. Arkowitz pursuant to our 2007 Plan covering a total of 40,000 shares of AMAG Common Stock. The base grant is comprised of RSUs covering a total of 35,000 shares of AMAG Common Stock, which vest in three annual installments as follows: 50% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date. The second grant is comprised of RSUs covering a total of 5,000 shares of AMAG Common Stock, which vest in a single installment on the earlier of (i) the fourth anniversary of the date of grant and (ii) immediately prior to a change of control of the Company, provided, that in either case the closing price of a share of AMAG Common Stock is at least $30.00 per share. As described in more detail under "Recent Compensation Decisions With Respect To Our Named Executive Officers," in authorizing the foregoing RSU grants, the Compensation Committee and the Board gave considerable deference to the recommendations of Dr. Pereira. The Compensation Committee and the Board also considered that the exercise prices of all of Mr. Arkowitz' current stock option holdings were above (and in many cases, significantly above) the trading price of AMAG Common Stock, and that the Company was facing a number of short- and long-term challenges with respect to the development and commercialization of Feraheme. Given these factors, the Compensation Committee and the Board felt that it was important to ensure that Mr. Arkowitz remained motivated and engaged and that his short- and long-term interests remained aligned with those of our stockholders. Finally, the Compensation Committee and the Board believed that it was important that the vesting of a portion of the foregoing RSU grants be based on a performance condition, specifically, our stock price performance, to ensure alignment with our "pay-for-performance" executive compensation philosophy.

  Lee F. Allen, M.D., Ph.D., Executive Vice President and Chief Medical Officer

        2010 Base Salary.    In February 2010, the Board approved, based on the recommendation of the Compensation Committee, an increase in Dr. Allen's annual base salary from $330,000 to $350,000, effective March 1, 2010. The Compensation Committee based its recommendation, in part, on the recommendation of Dr. Pereira and, in part, on the 2009 F.W. Cook report, which stated that the proposed base salary was at or slightly below the median base salary for similarly situated executives in our peer group. Accordingly, the Compensation Committee recommended an increase in Dr. Allen's base salary to $350,000 which, when combined with his 2010 target bonus amount, would place Dr. Allen's 2010 target total cash compensation at approximately the median of similarly situated executives in our peer group, which is consistent with our executive compensation philosophy.

        2010 Equity Award.    In early 2010, the Compensation Committee considered an annual equity grant to Dr. Allen based on Dr. Pereira's recommendation. Consistent with our compensation philosophy, the size of the proposed grant was approximately equal in value to the 75th percentile of similarly situated executives in our peer group, as reflected in the 2009 F.W. Cook Report. In February 2010, based on the recommendation of the Compensation Committee, the Board granted to Dr. Allen stock options to purchase 16,250 shares of AMAG Common Stock at an exercise price equal to $38.29 per share, which was equal to the fair market value of a share of AMAG Common Stock on the date of grant, and RSUs covering a total of 5,417 shares of AMAG Common Stock. The foregoing stock options and RSUs vest in four equal annual installments beginning on the first anniversary of the date of grant, and the stock options have a ten-year term.

        2010 Bonus Amount.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to pay Dr. Allen a cash bonus for 2010 performance.

        2011 Base Salary.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to make any upward adjustment to Dr. Allen's base salary and set his 2011 base salary at $350,000, which is the same as his 2010 base salary.

        2011 Target Bonus.    In January 2011, the Board approved, based on the recommendations of both the Compensation Committee and Dr. Pereira, an increase in Dr. Allen's 2011 target bonus amount, as a percentage of his base salary, from 40% to 50%. The Compensation Committee and Dr. Pereira based their recommendations on the fact that the Board had established the 2011 bonus target percentage of the other two Executive Vice Presidents of the Company, Messrs. Arkowitz and Zieziula, at 50% of their respective base salary and that a key objective of our executive compensation program is to maintain internal parity among similarly-situated executives to the extent practicable.

        2011 Equity Award.    In January 2011, the Board approved, based on the recommendations of both the Compensation Committee and Dr. Pereira, two separate grants of RSUs to Dr. Allen pursuant to our 2007 Plan covering a total of 30,000 shares of AMAG Common Stock. The base grant is comprised of RSUs covering a total of 25,000 shares of AMAG Common Stock, which vest in three annual installments as follows: 50% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date. The second grant is comprised of RSUs covering a total of 5,000 shares of AMAG Common Stock, which vest in a single installment on the earlier of (i) the fourth anniversary of the date of grant and (ii) immediately prior to a change of control of the Company, provided, that in either case the closing price of a share of AMAG Common Stock is at least $30.00 per share. As described in more detail under "Recent Compensation Decisions With Respect To Our Named Executive Officers," in authorizing the foregoing RSU grants, the Compensation Committee and the Board gave considerable deference to the recommendations of Dr. Pereira. The Compensation Committee and the Board also considered that the exercise prices of all of Dr. Allen's current stock option holdings were above (and in many cases, significantly above) the trading price of AMAG Common Stock, and that the Company was facing a number of short- and long-term challenges with respect to the development and commercialization of Feraheme. Given these factors, the Compensation Committee and the Board felt that it was important to ensure that Dr. Allen remained motivated and engaged and that his short- and long-term interests remained aligned with those of our stockholders. Finally, the Compensation Committee and the Board believed that it was important that the vesting of a portion of the foregoing RSU grants be based on a performance condition, specifically, our stock price performance, to ensure alignment with our "pay-for-performance" executive compensation philosophy.

  Ricardo Zayas, Former Senior Vice President of Operations

        2010 Base Salary.    In February 2010, the Board approved, based on the recommendation of the Compensation Committee, an increase in Mr. Zayas' annual base salary from $300,000 to $310,000, effective March 1, 2010. The Compensation Committee agreed with Dr. Pereira's recommendation that, given that Mr. Zayas had just recently joined the Company and had negotiated his salary rate at arm's length, no further market-based adjustment to his salary was necessary at that time and that the foregoing 3.33% merit increase was in line with the 3.5% merit increase pool established for all other employees of the Company. The 3.5% company-wide merit pool was established based in part upon available survey data for companies in our industry.

        2010 Equity Award.    In early 2010, the Compensation Committee considered an annual equity grant to Mr. Zayas based on Dr. Pereira's recommendation. Consistent with our compensation philosophy, the size of the proposed grant was approximately equal in value to the 75th percentile of similarly situated executives in our peer group, as reflected in the 2009 F.W. Cook Report. In February 2010, based on the recommendation of the Compensation Committee, the Board granted to Mr. Zayas stock options to purchase 10,000 shares of AMAG Common Stock at an exercise price equal to $38.29 per share, which was equal to the fair market value of a share of AMAG Common Stock on the date of grant, and RSUs covering a total of 3,333 shares of AMAG Common Stock. The foregoing stock options and RSUs were scheduled to vest in four equal annual installments beginning on the first anniversary of the date of grant, and the stock options had a ten-year term.

        2010 Bonus Amount.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to pay Mr. Zayas a cash bonus for 2010 performance.

        2011 Base Salary.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to make any upward adjustment to Mr. Zayas' base salary and set his 2011 base salary at $310,000, which was the same as his 2010 base salary.

        2011 Target Bonus.    Mr. Zayas' 2011 target performance bonus as a percentage of his annual salary rate was set at 40% for the year ending December 31, 2011. This represented no change in Mr. Zayas' target performance bonus amount from 2010.

        2011 Equity Award.    In January 2011, the Board approved, based on the recommendations of both the Compensation Committee and Dr. Pereira, two separate grants of RSUs to Mr. Zayas pursuant to our 2007 Plan covering a total of 20,000 shares of AMAG Common Stock. The base grant is comprised of RSUs covering a total of 16,000 shares of AMAG Common Stock, which vest in three annual installments as follows: 50% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date. The second grant is comprised of RSUs covering a total of 4,000 shares of AMAG Common Stock, which vest in a single installment on the earlier of (i) the fourth anniversary of the date of grant and (ii) immediately prior to a change of control of the Company, provided, that in either case the closing price of a share of AMAG Common Stock is at least $30.00 per share. As described in more detail under "Recent Compensation Decisions With Respect To Our Named Executive Officers," in authorizing the foregoing RSU grants, the Compensation Committee and the Board gave considerable deference to the recommendations of Dr. Pereira. The Compensation Committee and the Board also considered that the exercise prices of all of Mr. Zayas' then current stock option holdings were above the trading price of AMAG Common Stock, and that the Company was facing a number of short- and long-term challenges with respect to the development and commercialization of Feraheme. Given these factors, the Compensation Committee and the Board felt that it was important to ensure that Mr. Zayas remained motivated and engaged and that his short- and long-term interests remained aligned with those of our stockholders.

Finally, the Compensation Committee and the Board believed that it was important that the vesting of a portion of the foregoing RSU grants be based on a performance condition, specifically, our stock price performance, to ensure alignment with our "pay-for-performance" executive compensation philosophy.

        Mr. Zayas resigned from the Company in February 2011, thereby forfeiting all rights in the foregoing equity grants, as well as any rights to be paid any additional base salary or bonus for 2011.

  Gary J. Zieziula, Executive Vice President and Chief Commercial Officer

        2010 Base Salary, Equity Award and Bonus Target.    Mr. Zieziula joined us as Executive Vice President and Chief Commercial Officer in April 2010. Upon joining the Company, Mr. Zieziula entered into an employment agreement with us which established his annual salary at $385,000 and his annual bonus target at 50% of his base salary. In addition, in connection with joining the Company, the Board, based on the recommendation of the Compensation Committee, granted Mr. Zieziula stock options to purchase 50,000 shares of AMAG Common Stock at an exercise price equal to $37.46 per share, which was equal to the fair market value of a share of AMAG Common Stock on the date of grant, and RSUs covering a total of 10,000 shares of AMAG Common Stock. The foregoing stock options and RSUs vest in four equal annual installments beginning on the first anniversary of the date of grant, and the stock options have a ten-year term. In addition, we agreed to pay certain expenses in connection with Mr. Zieziula's relocation to Boston, which amount totaled $16,116 and includes a $6,116 tax "gross-up" payment. We also reimbursed Mr. Zieziula for certain travel expenses associated with his travel to and from Boston, which totaled $4,235.

        The terms of Mr. Zieziula's original employment agreement, including his 2010 base salary, 2010 bonus target amount, sign-on equity awards, and relocation and travel reimbursements were negotiated at arm's length between Mr. Zieziula and the Company. During our search for the Executive Vice President and Chief Commercial Officer position, the Compensation Committee provided Dr. Pereira certain parameters within which he could negotiate the compensation for any given candidate. The foregoing parameters were based on our compensation philosophy of paying base salary and establishing bonus targets that are at the median or higher for similarly-situated executives in our peer group and awarding equity grants at the 75th percentile or higher for similarly-situated executives and on the Compensation Committee's review of the 2009 F.W. Cook report. After negotiating his proposed 2010 compensation directly with Mr. Zieziula, Dr. Pereira presented the proposed compensation package and employment agreement to the full Board, which approved the compensation package based on the recommendation of Dr. Pereira and the Compensation Committee.

        2010 Bonus Amount.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to pay Mr. Zieziula a cash bonus for 2010 performance.

        2011 Base Salary.    After evaluating the Company's overall 2010 performance, including its overall stock price performance, the Compensation Committee and the Board determined that it was not appropriate to make any upward adjustment to Mr. Zieziula's base salary, particularly given the fact that he had just recently joined the Company, and set his 2011 base salary at $385,000, which is the same as his 2010 base salary.

        2011 Target Bonus.    Mr. Zieziula's 2011 target performance bonus as a percentage of his annual salary rate is set at 50% for the year ending December 31, 2011. This represents no change in Mr. Zieziula's target performance bonus amount from 2010.

        2011 Equity Award.    In January 2011, the Board approved, based on the recommendations of both the Compensation Committee and Dr. Pereira, two separate grants of RSUs to Mr. Zieziula pursuant to our 2007 Plan covering a total of 30,000 shares of AMAG Common Stock. The base grant is comprised of RSUs covering a total of 25,000 shares of AMAG Common Stock, which vest in three annual installments as follows: 50% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date. The second grant is comprised of RSUs covering a total of 5,000 shares of AMAG Common Stock, which vest in a single installment on the earlier of (i) the fourth anniversary of the date of grant and (ii) immediately prior to a change of control of the Company, provided, that in either case the closing price of a share of AMAG Common Stock is at least $30.00 per share. As described in more detail under "Recent Compensation Decisions With Respect To Our Named Executive Officers," in authorizing the foregoing RSU grants, the Compensation Committee and the Board gave considerable deference to the recommendations of Dr. Pereira. The Compensation Committee and the Board also considered that the exercise prices of Mr. Zieziula's current stock option holdings were above the trading price of AMAG Common Stock, and that the Company was facing a number of short- and long-term challenges with respect to the development and commercialization of Feraheme. Given these factors, the Compensation Committee and the Board felt that it was important to ensure that Mr. Zieziula remained motivated and engaged and that his short- and long-term interests remained aligned with those of our stockholders. Finally, the Compensation Committee and the Board believed that it was important that the vesting of a portion of the foregoing RSU grants be based on a performance condition, specifically, our stock price performance, to ensure alignment with our "pay-for-performance" executive compensation philosophy.

Amendment of Employment Agreements With Named Executive Officers

        On February 1, 2011, the Company entered into an amendment of the respective employment agreements between the Company and each of our named executive officers, including Dr. Pereira.

        During 2010, members of our senior management requested that the Compensation Committee consider certain amendments to the existing employment agreements between the Company and each of its named executive officers. The Compensation Committee unanimously agreed with management's proposal and recommended that the full Board approve the proposed amendments. Based on the foregoing recommendation of the Compensation Committee, the Board unanimously approved the amendment of each of the respective employment agreements between the Company and each of our named executive officers to provide:

  (1)
  For removal of the tax "gross-up" provision contained therein which required the Company to make the executive whole with respect to any excise tax liability incurred by the executive pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, or the Code, in the event of a change of control of the Company. The foregoing gross-up provision was replaced with a provision whereby any payments otherwise due to the executive in connection with a change of control will be reduced to the extent necessary so that no excise taxes would be due on any such payments, but only if such reduction would result in the executive retaining a larger portion of such payments on an after-tax basis than if no reduction was made and the excise taxes had been paid.

  (2)
  That if the executive's employment is terminated without cause or with good reason (each as defined in the respective amended employment agreements) within one year following a change of control of the Company, in addition to the other payments set forth therein, the executive will receive one times his target annual bonus amount for such year (or two times in the case of Dr. Pereira) instead of one time (or two times in the case of Dr. Pereira) the average bonus paid to the executive over the prior three years.

        The Compensation Committee and management agreed that the income tax "gross-up" provisions were no longer considered customary among the Company's peer group and that current best practices favored elimination of such provisions. The Compensation Committee also agreed that the proposed amendments to provide for payment of one times each executive's annual target bonus amount (or two times in the case of Dr. Pereira) was reasonable and would serve to align the interests of the executives with those of the Company's stockholders. In reaching this conclusion, the Compensation Committee considered the fact that the Board and the Compensation Committee had decided that none of the executives would be receiving a bonus for 2010 performance, which could create a disincentive under the terms of the then existing employment agreements for the executives to pursue a change of control transaction that is otherwise in the best interests of the Company's stockholders. Accordingly, the Compensation Committee unanimously recommended that the Board approve, and the Board did approve, the proposed amendments to the respective employment agreements between the Company and each of our named executive officers.

        On November 3, 2011, the Company entered into an amendment to the existing employment agreement, with Brian J.G. Pereira, MD, the then President and Chief Executive Officer of the Company. The Company intends to enter into identical amendments with each of its other named executive officers. The purpose of the amendment is to ensure technical compliance of the employment agreements with Section 409A of the Internal Revenue Code of 1986, as amended, with respect to the timing of releases in connection with any separation of service.

        The foregoing amendments to the respective employment agreements between the Company and each of our named executive officers did not otherwise change the compensation arrangements between the Company and the named executive officers. The terms of the amended employment agreements between the Company and each of our named executive officers are further described below in "Change of Control and Severance Compensation." The amended employment agreements, as well as any further change in the base salary, cash bonus potential and equity incentives for each of our named executive officers, were and will be approved by our Board based upon the recommendations made by the Compensation Committee.

REGULATORY REQUIREMENTS

Tax Deductibility of Executive Compensation

        Section 162(m) of the Code prohibits us from deducting compensation paid in any year to certain executives in excess of $1 million but does not subject performance-based compensation to this limit. While our Board intends to design certain components of executive compensation to preserve deductibility under Section 162(m) of the Code, it believes that stockholder interests are best served by not restricting our Board's or the Compensation Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, our Board and the Compensation Committee have from time to time approved, and our Board or the Compensation Committee may in the future approve, compensation arrangements for certain officers, including the grant of equity-based awards, that may not be fully deductible for federal corporate income tax purposes.

Other Regulations Affecting Executive Compensation

        We generally intend to structure post-termination compensation to our executive officers to minimize the effect of additional taxes imposed by Section 409A of the Code.

SUMMARY COMPENSATION TABLE FOR FISCAL 2010

        The following table sets forth for the fiscal years ended December 31, 2010, 2009 and 2008 compensation awarded, paid to, or earned by, our Chief Executive Officer, Chief Financial Officer and

our three other most highly compensated executive officers at December 31, 2010, or our named executive officers:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Brian J.G. Pereira, M.D.(13)	2010	614,615	—		606,246	979,806		—	7,350		2,208,017
President and Chief	2009	525,777	—		—	5,012,820		291,500	7,350		5,837,447
Executive Officer	2008	492,677	—		1,763,000	2,535,000	(5)	202,240	6,750		4,999,667
David A. Arkowitz(6)	2010	392,308	—		287,175	464,119		—	7,350		1,150,952
Former Executive Vice	2009	346,538	—		—	835,470		182,000	7,350		1,371,358
President, Chief Financial	2008	324,808	—		1,247,100	760,500		120,000	6,433		2,458,841
Officer and Chief Business Officer
Lee F. Allen, M.D., Ph.D.	2010	346,923	—		207,417	335,197		—	7,350		896,887
Executive Vice President	2009	326,885	—		—	556,980		158,400	7,350		1,049,615
and Chief Medical Officer	2008	309,923	50,000	(7)	831,400	507,000		110,000	6,750		1,815,073
Ricardo Zayas(8)	2010	308,462	—		127,621	206,275		—	7,350		649,708
Former Senior Vice President	2009	161,538	50,000	(9)	531,000	1,489,000		120,000	58,559	(10)	2,410,097
of Operations
Gary J. Zieziula(11)	2010	259,135	—		374,600	1,013,560		—	27,082	(12)	1,674,377
Executive Vice President
and Chief Commercial
Officer

(1)
Amounts shown represent base salary amounts earned by our named executive officers in fiscal years 2010, 2009 and 2008. Salary increases generally occur once each year and are not retroactive to the beginning of that year. For this reason, the amount earned by the named executive officer in a given fiscal year may be lower than such officer's base salary rate for the year.

(2)
The amounts shown do not reflect compensation actually received by the named executive officers but represent the aggregate full grant date fair value of stock options or RSUs granted to our named executive officers and calculated in accordance with FASB ASC 718, disregarding adjustments for the forfeiture assumptions. The assumptions used to value the stock option awards for all periods presented above are set forth in Note I to our Annual Report on Form 10-K for the year ended December 31, 2010. The reported value of the RSUs awarded in 2010 was calculated by multiplying the closing market price of a share of AMAG Common Stock on the grant date by the number of RSUs granted. Further information regarding the 2010 awards is included in the "Grants of Plan-Based Awards in Fiscal 2010" and "Outstanding Equity Awards at December 31, 2010" tables below.

(3)
Amounts shown represent cash bonus awards earned by the named executive officers under our short-term incentive plan for performance during the years ended December 31, 2010, 2009 and 2008, which were paid in the first quarter of the following year.

(4)
Unless otherwise specified, amounts shown represent Company 401(k) contributions for the applicable named executive officer.

(5)
Represents a performance-based option granted in February 2008 to purchase 100,000 shares of AMAG Common Stock, the vesting of which was contingent upon the achievement of a performance target with respect to our commercial sale of Feraheme on or prior to March 31, 2009. The performance target associated with this grant was not achieved by March 31, 2009 and therefore the foregoing option expired on March 31, 2009.

(6)
Mr. Arkowitz resigned from the Company in June 2011 and is serving in a consulting capacity through December 2011.

(7)
Represents a one-time $50,000 sign-on bonus to Dr. Allen paid in 2008 in accordance with the terms of his August 2008 employment agreement.

(8)
Mr. Zayas joined us in June 2009. Because Mr. Zayas was not one of our named executive officers prior to 2009, compensation information is not provided for 2008. Mr. Zayas resigned from the Company in February 2011.

(9)
Represents a one-time $50,000 sign-on bonus to Mr. Zayas paid in 2009 in accordance with the terms of his June 2009 employment agreement.

(10)
Includes $51,209 paid to Mr. Zayas for certain expenses related to Mr. Zayas' relocation to Boston from Puerto Rico, travel between Puerto Rico and Boston for Mr. Zayas and his family, and rental accommodations in the Boston area in connection with his joining the Company in May 2009. Included in the $51,209 is a $14,048 tax gross-up payment.

(11)
Mr. Zieziula joined us in April 2010. Because Mr. Zieziula was not one of our named executive officers prior to 2010, compensation information is not provided for 2009 or 2008. Mr. Zieziula departed from the Company effective November 4, 2011.

(12)
Includes $20,351 paid to Mr. Zieziula for certain expenses related to Mr. Zieziula's relocation to Boston from Pennsylvania and travel between Pennsylvania and Boston for Mr. Zieziula in connection with his joining the Company in April 2010. Included in the $20,351 is a $6,116 tax gross-up payment.

(13)
Dr. Pereira departed from the Company effective November 4, 2011 and is serving in a consulting capacity with the Company until June 30, 2012.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2010

        The following table sets forth grants of plan-based awards to each of our named executive officers for the year ended December 31, 2010:

									All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares of Underlying Options (#)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)(1)	Maximum ($)(1)	Threshold (#)	Target (#)(2)	Maximum (#)(2)
Brian J.G. Pereira, M.D.	2/24/2010	Incentive Plan	—	472,500	708,750	—	—	—	—	—	—	—
	2/24/2010	Stock Options	—	—	—	—	47,500	—	—	—	38.29	979,806
	2/24/2010	RSUs	—	—	—	—	15,833	—	—	—	—	606,246
David A. Arkowitz	2/24/2010	Incentive Plan	—	200,000	300,000	—	—	—	—	—	—	—
	2/24/2010	Stock Options	—	—	—	—	22,500	—	—	—	38.29	464,119
	2/24/2010	RSUs	—	—	—	—	7,500	—	—	—	—	287,175
Lee F. Allen, M.D., Ph.D.	2/24/2010	Incentive Plan	—	140,000	210,000	—	—	—	—	—	—	—
	2/24/2010	Stock Options	—	—	—	—	16,250	—	—	—	38.29	335,197
	2/24/2010	RSUs	—	—	—	—	5,417	—	—	—	—	207,417
Ricardo Zayas	2/24/2010	Incentive Plan	—	124,000	186,000	—	—	—	—	—	—	—
	2/24/2010	Stock Options	—	—	—	—	10,000	—	—	—	38.29	206,275
	2/24/2010	RSUs	—	—	—	—	3,333	—	—	—	—	127,621
Gary J. Zieziula	4/26/2010	Incentive Plan	—	192,500	288,750	—	—	—	—	—	—	—
	4/26/2010	Stock Options	—	—	—	—	50,000	—	—	—	37.46	1,013,560
	4/26/2010	RSUs	—	—	—	—	10,000	—	—	—	—	374,600

(1)
The amounts reported in these columns represent the 2010 targeted and maximum cash incentive compensation award potential for each named executive officer. As noted above in "Recent Compensation Decisions With Respect To Our Named Executive Officers," in February 2010 the Board approved, based on the recommendation of the Compensation Committee, the target bonus amounts for the 2010 short-term incentive compensation for our named executive officers other than Mr. Zieziula as a percentage of base salary. As also noted above in "Recent Compensation Decisions With Respect To Our Named Executive Officers," Mr. Zieziula's target bonus amount was established as a percentage of his base salary in the employment agreement he negotiated at arm's length with the Company in April 2010. Although the Board and the Compensation Committee do not establish maximum bonus amounts, the Board and the Compensation Committee do not typically expect to pay more than 150% of any executive officer's target bonus amount, and have never done so. Accordingly, for purposes of this table, we have assumed that the maximum bonus amount payable to any named executive officer is equal to 150% of his target bonus amount. As discussed in more detail in "Compensation Discussion and Analysis," the Board determined that it was not appropriate to pay our named executive officers a cash bonus for 2010 performance.

(2)
Amounts shown represent the number of shares underlying options and RSUs granted under our 2007 Plan to our named executive officers during the year ended December 31, 2010. There are no thresholds or maximums associated with these awards. All options and RSUs granted to our named executive officers in 2010 vest in equal annual installments over a four-year period beginning on the first anniversary of the grant date, and the stock options have a ten-year term. The options and RSUs granted to Messrs. Arkowitz and Zayas in 2010 were forfeited upon each individual's resignation from the Company in February 2011 and June 2011, respectively.

(3)
The exercise price of each option award is equal to the fair market value of a share of AMAG Common Stock on the date of grant.

(4)
Amounts shown represent the aggregate full grant date fair value calculated in accordance with FASB ASC 718, disregarding adjustments for forfeitures. The assumptions used to value these awards are set forth in Note I to our Annual Report on Form 10-K for the period ended December 31, 2010. The fair value shown above may not be indicative of the value realized on the date the options are exercised or the RSUs vest due to variability in the share price of AMAG Common Stock.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

        The following table sets forth certain information regarding outstanding equity awards held by each of our named executive officers at December 31, 2010:

		Option Awards(1)						Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Brian J.G. Pereira, M.D.(10)	11/16/2005	10,989	(4)	—	—	9.10	11/16/2015	—		—		—		—
	2/7/2006	100,000	(5)	—	—	19.98	2/7/2016	—		—		—		—
	11/7/2006	50,000		—	—	41.16	11/7/2016	—		—		—		—
	9/25/2007	33,750		11,250	—	54.97	9/25/2017	—		—		—		—
	8/5/2008	—		—	—	—	—	—		—		50,000	(6)	905,000	(6)
	2/25/2009	67,500		202,500	—	34.26	2/25/2019	—		—		—		—
	2/24/2010	—		47,500	—	38.29	2/24/2020	15,833		286,577		—		—
David A. Arkowitz(7)	4/5/2007	37,500		12,500	—	65.22	4/5/2017	750		13,575		—		—
	9/25/2007	6,750		2,250	—	54.97	9/25/2017	—		—		—		—
	2/26/2008	15,000		15,000	—	47.08	2/26/2018	—		—		—		—
	8/5/2008	—		—	—	—	—	15,000	(8)	271,500	(8)	—		—
	2/25/2009	11,250		33,750	—	34.26	2/25/2019	—		—		—		—
	2/24/2010	—		22,500	—	38.29	2/24/2020	7,500		135,750		—		—
Lee F. Allen, M.D., Ph.D.	8/6/2007	37,500		12,500	—	52.17	8/6/2017	1,250		22,625		—		—
	2/26/2008	10,000		10,000	—	47.08	2/26/2018	—		—		—		—
	8/5/2008	—		—	—	—	—	10,000	(8)	181,000	(8)	—		—
	2/25/2009	7,500		22,500	—	34.26	2/25/2019	—		—		—		—
	2/24/2010	—		16,250	—	38.29	2/24/2020	5,417		98,048		—		—
Ricardo Zayas(9)	6/8/2009	12,500		37,500	—	53.10	6/8/2019	7,500		135,750		—		—
	2/24/2010	—		10,000	—	38.29	2/24/2020	3,333		60,327		—		—
Gary J. Zieziula(11)	4/26/2010	—		50,000	—	37.46	4/26/2020	10,000		181,000		—		—

(1)
The exercise price for all stock option awards set forth in this table is the fair market value of a share of AMAG Common Stock on the date of grant. Unless otherwise specified, all option and RSU awards were granted under our Amended and Restated 2000 Stock Plan or our 2007 Plan and vest in equal annual installments over a four-year period beginning on the first anniversary of the grant date, and all options have a ten-year term.

(2)
The grant of an RSU entitles the recipient to receive one share of AMAG Common Stock for each RSU granted.

(3)
The market value of stock and equity incentive plan awards of stock is calculated by multiplying the closing price of a share of AMAG Common Stock of $18.10 as reported on the NASDAQ on December 31, 2010, the last trading day of 2010, by the number of shares or units of stock or the amount of equity incentive plan awards.

(4)
Under the terms of Dr. Pereira's November 2005 employment agreement, Dr. Pereira was granted an option to purchase 250,000 shares of AMAG Common Stock. The option was immediately exercisable with respect to 100,000 shares on the date of grant and vested with respect to an additional 50,000 shares on each of the first, second and third anniversaries of the grant date.

(5)
On February 7, 2006, Dr. Pereira was granted an option to purchase 100,000 shares of AMAG Common Stock. This option vested in equal annual installments over three years beginning on the first anniversary of Dr. Pereira's November 16, 2005 start date.

(6)
On August 5, 2008, Dr. Pereira was granted 50,000 RSUs. These RSUs will commence vesting as of the first date that the closing price of AMAG Common Stock is at least $65.00 per share as follows: 50% will vest upon the first anniversary of such stock price target achievement, and the remaining 50% will vest on the second anniversary of such stock price target achievement; provided, that if the price target is not achieved on or prior to August 5, 2012, then such grant shall automatically terminate.

(7)
Mr. Arkowitz resigned from the Company in June 2011, at which time the unvested portions of the options granted to Mr. Arkowitz were forfeited. Upon Mr. Arkowitz's resignation, the unvested portions of his RSUs were forefeited, except for 7,500 RSUs that were originally scheduled to vest in August 2011 and now vest in December 2011 pursuant to the terms of a separation agreement between AMAG and Mr. Arkowitz.

(8)
On August 5, 2008, all of our then serving executive officers, other than Dr. Pereira, were granted RSUs which vest as follows: 50% on the second anniversary of the grant date; an additional 25% on the third anniversary of the grant date; and an additional 25% on the fourth anniversary of the grant date.

(9)
Mr. Zayas resigned from the Company in February 2011, at which time the unvested portions of the options and RSUs granted to Mr. Zayas were forfeited.

(10)
Dr. Pereira departed from the Company effective November 4, 2011and is serving in a consulting capacity with the Company until June 30, 2012. His unvested equity awards will continue to vest during his consulting period.

(11)
Mr. Zieziula departed from the Company effective November 4, 2011, at which time the unvested portion of the options and RSUs granted to Mr. Zieziula were forfeited.

 OPTION EXERCISES AND STOCK VESTED IN FISCAL 2010

        The following table sets forth certain information regarding option exercises and stock vested during the year ended December 31, 2010 with respect to each of our named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Brian J.G. Pereira, M.D.	—	—	5,000	170,900	(3)
David A. Arkowitz	—	—	15,750	496,335	(3)
Lee F. Allen, M.D., Ph.D.	—	—	11,250	352,725
Ricardo Zayas	—	—	2,500	81,225
Gary J. Zieziula	—	—	—	—

(1)
Unless otherwise specified, value is calculated by determining the difference between the market price of the underlying stock on the exercise date and the exercise price of the options.

(2)
Unless otherwise specified, value is calculated by multiplying the number of underlying shares by the closing price of a share of AMAG Common Stock on the vesting date.

(3)
Because the vesting date of 5,000 of Dr. Pereira's RSUs and 750 of Mr. Arkowitz' RSUs occurred during a trading black-out period, the delivery of the shares underlying these respective RSUs was deferred until after the expiration of such black-out period. Therefore, the realized value of these respective RSUs was determined as of April 29, 2010, the date the shares were delivered to Dr. Pereira and Mr. Arkowitz, at a price of $34.18.

CHANGE OF CONTROL AND SEVERANCE COMPENSATION

        Our change of control and severance compensation arrangements are designed to meet the following objectives:

Change of control

        Our philosophy is that appropriate provision should be made for our executive officers both upon the occurrence of a change of control of the Company and in the event their employment is terminated within one year following such a change of control. We believe that providing severance compensation if an executive officer is terminated as a result of a change of control promotes the ability of our executives to act in the best interests of our stockholders even where a transformative transaction may result in termination of the executive's employment. We also believe that these mutually-agreed to severance arrangements are appropriate because they are necessary to recruit, retain and motivate key executive talent.

Termination Without Cause

        Our philosophy is that appropriate provision should be made for our executive officers in the event of a termination of their employment with us without cause or if they resign for good reason. We believe that providing such severance compensation encourages our executives to exercise independent business judgment in what they believe to be in the best interests of the Company and those of our stockholders without concern of being terminated without appropriate compensation. We also believe that these mutually-agreed to severance arrangements are appropriate because they are necessary to recruit, retain and motivate key executive talent.

        We have entered into employment agreements with each of our named executive officers, including our Chief Executive Officer, which provide for the severance and change of control compensation arrangements described below.

Chief Executive Officer

        On December 15, 2009, we entered into a second amended and restated employment agreement with Dr. Pereira, which was subsequently amended on February 1, 2011 as described above under the heading "Amendment of Employment Agreements With Named Executive Officers." Our employment agreement with Dr. Pereira provides that in the event that we terminate the employment of Dr. Pereira, other than for death, disability or cause, or Dr. Pereira resigns for good reason, and he has complied with all his obligations under all agreements with us and signs a general release of claims in a form acceptable to us, then we are obligated to pay severance to Dr. Pereira in an amount equal to 24 months of his then current base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule. This provision does not apply during the one-year period following a change of control.

        Our employment agreement with Dr. Pereira, as amended, also provides that upon a change of control of the Company, unless a specific equity award agreement provides for alternative acceleration provisions, 50% of the unvested portion of any options to purchase AMAG Common Stock, RSUs and other equity incentives then held by Dr. Pereira will become immediately vested. The remaining unvested portions of such grants shall continue to vest after the closing of a change of control on the same vesting schedule, but at 50% of the number of shares that were to vest on each vesting date prior to the change of control. However, in the event that upon a change of control, the Company or the successor to or acquirer of the Company's business elects not to assume all the then unvested outstanding stock options, RSUs and other equity incentives that were granted to Dr. Pereira prior to the change of control, such securities will become vested in full as of the date of the change of control.

        Further, in the event that within one year from the date a change of control of the Company occurs, we or our successor terminates the employment of Dr. Pereira other than for death, disability or cause, or Dr. Pereira resigns for good reason, and he has complied with all his obligations under all agreements with us and signs a general release of claims in a form acceptable to us or our successor, then we or our successor are obligated to provide Dr. Pereira with the following benefits post-termination:

  •
  24 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule;

  •
  a lump sum equal to two times Dr. Pereira's target annual bonus amount for the year in which the change of control occurs;

  •
  payment or reimbursement of the premiums for continued health and dental benefits until the earlier of (i) 24 months post termination and (ii) health and dental coverage being provided to Dr. Pereira under another employer's health and dental plan; and

  •
  the full acceleration of vesting of any then unvested outstanding stock options, RSUs and other equity incentives that were granted before such change of control.

        In addition, our employment agreement with Dr. Pereira contains a provision which allows any payments otherwise due to Dr. Pereira in connection with a change of control to be reduced to the extent necessary so that no excise taxes would be due on any such payments, but only if such reduction would result in Dr. Pereira retaining a larger portion of such payments on an after-tax basis than if no reduction was made and the excise taxes had been paid.

        Our employment agreement with Dr. Pereira does not change any acceleration provisions related to equity awards granted to Dr. Pereira which provide for conflicting change of control provisions, which equity awards will continue to vest in full immediately upon a change of control.

        Our employment agreement with Dr. Pereira also provides that, in the event of his death or permanent disability, all unvested equity awards then held by him shall become immediately vested in full.

Other Named Executive Officers

        In December 2009, we entered into amended and restated employment agreements with each of our then serving named executive officers, other than Dr. Pereira, each of which were subsequently amended on February 1, 2011 as described above under the heading "Amendment of Employment Agreements With Named Executive Officers." In April 2010, we also entered into an employment agreement with Mr. Zieziula in connection with his joining the Company, which was also amended on February 1, 2011 and which contains the same severance and change of control provisions as the other named executive officers. Our employment agreements with each of our named executive officers provide for the executive to receive a base salary, subject to adjustment at the discretion of the Board or the Compensation Committee.

        Our employment agreements with each of our named executive officers, other than Dr. Pereira, also provide that in the event that we terminate the named executive officer's employment, other than for death, disability or cause, or he resigns for good reason, and he has complied with all his obligations under all agreements with us and signs a general release of claims in a form acceptable to us, then we are obligated to pay severance to the executive in an amount equal to 12 months of his then current base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule. This provision does not apply during the one-year period following a change of control.

        Further, our employment agreements with each of our named executive officers, other than Dr. Pereira, provide that upon a change of control of the Company, 50% of the unvested portion of any options to purchase AMAG Common Stock, RSUs and other equity incentives then held by the executive will become immediately vested. The remaining unvested portions of such grants shall continue to vest after the closing of a change of control on the same vesting schedule, but at 50% of the number of shares that were to vest on each vesting date prior to the change of control. However, in the event that upon a change of control, the Company or the successor to or acquirer of the Company's business elects not to assume all the then unvested outstanding stock options, RSUs and other equity incentives that were granted to the executive officer prior to the change of control, such securities will become vested in full as of the date of the change of control.

        In addition, in the event that within one year from the date a change of control of the Company occurs, we or our successor terminates the employment of the named executive officer other than for death, disability or cause, or he resigns for good reason, and he has complied with all his obligations under all agreements with us and signs a general release of claims in a form acceptable to us or our successor, then we or our successor, are obligated to provide the executive with the following benefits post-termination:

  •
  12 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule;

  •
  a lump sum equal to one times the executive's target annual bonus amount for the year in which the change of control occurs;

  •
  payment or reimbursement of the premiums for continued health and dental benefits until the earlier of (i) 24 months post termination and (ii) health and dental coverage being provided to the executive under another employer's health and dental plan; and

  •
  the full acceleration of vesting of any then unvested outstanding stock options, RSUs and other equity incentives that were granted before such change of control.

        In addition, our employment agreements with each of our named executive officers contain a provision which allows any payments otherwise due to the executive in connection with a change of control to be reduced to the extent necessary so that no excise taxes would be due on any such payments, but only if such reduction would result in the executive retaining a larger portion of such payments on an after-tax basis than if no reduction was made and the excise taxes had been paid.

        Our employment agreements with each of our named executive officers also provide that, in the event of the death or permanent disability of the executive, all unvested equity awards then held by him shall become immediately vested in full.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        The table below sets forth the estimated amount of payments and other benefits each named executive officer would be entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2010. The information is provided relative to the named executive officer's termination or change of control arrangements as of December 31, 2010; provided, that for purposes of the table below, we have assumed that the February 1, 2011 amendments to the employment agreements with each of our named executive officers, which (a) eliminated the Company's obligation to make certain income tax "gross-up" payments to our executives under certain circumstances following a change of control and (b) revised the calculation of the bonus payment to each of our named executive officers upon a change of control from one times the average bonus payment to each executive over the preceding three years (two times in the case of Dr. Pereira) to one times the target bonus payable to the executive for the year during which the change of control occurs (two times in the case of Dr. Pereira), were in effect as of December 31, 2010. The values relating to vesting of stock options and RSU awards are based upon a per share fair market value of AMAG Common Stock of $18.10, the closing price of a share of AMAG Common Stock as reported on the NASDAQ on December 31, 2010, the last trading day of 2010. Actual payments made at any future date will fluctuate based on various factors including, salary and bonus levels, the vesting schedules of the various equity-based awards, and the price of AMAG Common Stock at the time of termination or change of control. For purposes of the payments associated with a change of control set forth in the following table, we have assumed that the respective named executive officer was terminated on December 31, 2010.

Name	Salary and Other Cash Payments ($)		Vesting of Stock Options ($)(1)	Vesting of RSUs ($)(2)		Health and Dental Benefits ($)(3)	Total ($)
Brian J.G. Pereira, M.D.
Termination without cause or resignation for good reason other than in the context of a change of control	1,260,000	(4)	—	—		—	1,260,000
Change of Control	2,205,000	(4)	—	286,577	(5)	2,176	2,493,753
David A. Arkowitz
Termination without cause or resignation for good reason other than in the context of a change of control	400,000	(6)	—	—		—	400,000
Change of Control	600,000	(6)	—	420,825	(7)	43,387	1,064,211
Lee F. Allen, M.D., PhD.
Termination without cause or resignation for good reason other than in the context of a change of control	350,000	(6)	—	—		—	350,000
Change of Control	490,000	(6)	—	301,673	(7)	43,387	835,060
Ricardo Zayas
Termination without cause or resignation for good reason other than in the context of a change of control	310,000	(6)	—	—		—	310,000
Change of Control	434,000	(6)	—	196,077	(7)	43,387	673,464
Gary J. Zieziula
Termination without cause or resignation for good reason other than in the context of a change of control	385,000	(6)	—	—		—	385,000
Change of Control	577,500	(6)	—	181,000	(7)	27,975	786,475

(1)
All unvested stock option awards are assumed to have accelerated as of December 31, 2010, the last trading day of 2010. The amount shown in this column represents the difference between the exercise price and the fair market value of the accelerated options assuming an $18.10 fair market value of a share of AMAG Common Stock based on the reported closing price on the NASDAQ on December 31, 2010. Any option with an exercise price of greater than $18.10 was assumed to be cancelled for no consideration and, therefore, had no intrinsic value.

(2)
All unvested RSU awards are assumed to have accelerated as of December 31, 2010, the last trading day of 2010. The amount shown in this column was calculated by multiplying the executive's number of unvested shares at December 31, 2010 by the fair market value of a single share of AMAG Common Stock on December 31, 2010, which was $18.10.

(3)
Under the terms of our employment agreements with each of our named executive officers, as amended in February 2011, if, within one year from the date a change of control of the Company occurs, we or our successor terminates the employment of the named executive officer other than for death, disability or cause, or he resigns for good reason, he is entitled to continued health and dental coverage for the earlier of (i) twenty-four months from the date of termination and (ii) the date he is provided with health and dental coverage by another employer's health and dental plan. For purposes of this table we have assumed twenty-four months of coverage under each named executive officer's current health and dental benefits. As of December 31, 2010, Dr. Pereira was not receiving health benefits under the Company's group health care plan.

(4)
Under the terms of our employment agreement with Dr. Pereira, as amended in February 2011, Dr. Pereira is entitled to twenty-four months of severance pay based on his then current salary if he is terminated without cause or resigns for good reason. In addition, if Dr. Pereira is terminated without cause or resigns for good reason within one year following a change of control, he will receive twenty-four months of severance pay based on his then current salary as well as two times the target annual bonus payable to him for the year in which the change of control occurs.

(5)
Under the terms of a market condition based RSU awarded to Dr. Pereira in August 2008 covering 50,000 shares of AMAG Common Stock, any unvested shares of AMAG Common Stock issuable thereunder will become immediately vested in full upon a change of control; provided, that the consideration payable to the holders of AMAG Common Stock in connection with such change of control is at least $65.00. For purposes of this table, we have assumed that the August 2008 RSUs did not vest upon a change of control.

(6)
Under the terms of our employment agreements with each of our named executive officers, other than Dr. Pereira, as amended in February 2011, these executives are entitled to twelve months of severance pay based on their then current salary if they are terminated without cause or resign for good reason. In addition, if these named executive officers are terminated without cause or resign for good reason within one year following a change of control, they will receive twelve months of severance pay based on their then current salary as well as one times the target annual bonus payable to them for the year in which the change of control occurs.

(7)
Under the terms of our employment agreements with each of our named executive officers, other than Dr. Pereira, as amended in February 2011, 50% of any unvested options to purchase AMAG Common Stock, RSUs and other equity incentives then held by these executives will become immediately vested upon a change of control, and the remaining unvested amount will become immediately exercisable if the executive is terminated without cause or resigns for good reason within one year following a change of control. For purposes of this table, we have assumed full acceleration of all outstanding options and RSUs.

401(k) PLAN

        We provide a 401(k) Plan to our employees under which they may defer compensation for income tax purposes under Section 401(k) of the Code. Under our current 401(k) Plan, the Company provides a fully vested contribution equal to 3% of each employee's, including each named executive officer's, base salary and bonus payments for each plan year. All contributions to the 401(k) plan by or on behalf of employees, including the Company's 3% contribution, are subject to the aggregate annual limits prescribed by the Code.

PRELIMINARY CONSENT REVOCATION STATEMENT, DATED NOVEMBER 7, 2011—
SUBJECT TO COMPLETION

PRELIMINARY CONSENT REVOCATION CARD—GREEN

CONSENT REVOCATION
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF
AMAG PHARMACEUTICALS, INC.

        The undersigned, a holder of shares of common stock, par value $0.01 per share, or AMAG Common Stock, of AMAG Pharmaceuticals, Inc., or the Company or AMAG, acting with respect to all shares of AMAG Common Stock held by the undersigned at the close of business on                    , 2011, hereby acts as follows concerning the proposals of MSMB Capital Management, LLC, Ironman Acquisition, LP, Ironman Acquisition GP, LLC, Martin Shkreli, William Ashton, Cornelius Golding, Peter Rheinstein, Steven Richardson and Andrew Vaino, or, collectively, MSMB Capital, set forth below for which MSMB Capital is soliciting consents, or the MSMB Consent Solicitation.

        THE BOARD OF DIRECTORS OF THE COMPANY URGES YOU TO MARK THE "YES, REVOKE MY CONSENT" BOXES.

        Please mark your selection as indicated in this example:    ☒

PROPOSALS OF MSMB CAPITAL

PROPOSAL 1:	That any changes to the AMAG amended and restated bylaws (the "Bylaws") filed with the Securities and Exchange Commission (the "SEC") after July 1, 2011, be repealed.
☐ YES, REVOKE MY CONSENT
☐ NO, DO NOT REVOKE MY CONSENT
PROPOSAL 2:
That Article II, Section 2.4 of the Bylaws be amended to provide that any vacancies on the board of directors of AMAG Pharmaceuticals, Inc. (the "Company Board") resulting from the removal of directors by the stockholders of the Company shall be filled exclusively by the stockholders of the Company as set forth in Annex A to the MSMB Capital Consent Statement.
☐ YES, REVOKE MY CONSENT
☐ NO, DO NOT REVOKE MY CONSENT
PROPOSAL 3:
That each of the six (6) directors of the Company, Joseph V. Bonventre, Michael Narachi, Robert J. Perez, Lesley Russell, Davey S. Scoon and Ron Zwanziger, and each person, if any, nominated, appointed or elected by the Company Board prior to the effectiveness of this Proposal to become a member of the Company Board at any future time or upon any event be, and hereby is, removed.
☐ YES, REVOKE MY CONSENT
☐ NO, DO NOT REVOKE MY CONSENT

INSTRUCTION: IF YOU WISH TO REVOKE YOUR CONSENT TO THE REMOVAL OF CERTAIN PERSONS NAMED IN PROPOSAL (3) BUT NOT ALL OF THEM, MARK THE "YES, REVOKE MY CONSENT" BOX ABOVE AND WRITE THE NAME OF EACH PERSON YOU WISH TO BE REMOVED IN THE SPACE PROVIDED BELOW.

PROPOSAL 4:
To elect each of the following seven (7) individuals to serve as a director of the Company: William Ashton, Richard Brewer, Cornelius Golding, David Gryska, Peter Rheinstein, Steven Richardson and Andrew Vaino.
☐ YES, REVOKE MY CONSENT
☐ NO, DO NOT REVOKE MY CONSENT

INSTRUCTION: IF YOU WISH TO REVOKE YOUR CONSENT TO THE ELECTION OF CERTAIN PERSONS NAMED IN PROPOSAL (4) BUT NOT ALL OF THEM, MARK THE "YES, REVOKE MY CONSENT" BOX ABOVE AND WRITE THE NAME OF EACH PERSON YOU WISH TO BE ELECTED IN THE SPACE PROVIDED BELOW.

        THE BOARD OF AMAG URGES YOU TO MARK THE "YES, REVOKE MY CONSENT" BOXES FOR ALL PROPOSALS.

        UNLESS OTHERWISE INDICATED ABOVE, THIS CONSENT REVOCATION CARD REVOKES ALL PRIOR CONSENTS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

        UNLESS YOU SPECIFY OTHERWISE, BY SIGNING AND DELIVERING THIS CONSENT REVOCATION CARD TO THE COMPANY, YOU WILL BE DEEMED TO HAVE REVOKED CONSENT TO ALL OF THE PROPOSALS SET FORTH HEREIN.

        IN ORDER FOR YOUR CONSENT REVOCATION TO BE VALID, IT MUST BE SIGNED AND DATED. PLEASE MARK, SIGN, DATE AND MAIL THIS CONSENT REVOCATION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Dated: , 2011

Print Name:

Signature (Title, if any):

Signature (if held jointly):

Title or Authority:
Please sign in the same form as your name appears hereon. Executors and fiduciaries should indicate their titles. If signed on behalf of a corporation, give title of officer signing.